Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                                                     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Cash Reserve Fund, Inc.	DWS Advisor Funds
DWS Advisor Funds III	DWS Institutional Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Dear Shareholders:

You are being asked to vote on a number of subjects related to DWS funds you own, as part of a program initiated by Deutsche Asset Management (“DeAM”), and we would like to explain what these votes are about. This proxy may look complicated, but it represents an effort to simplify your fund’s governance system, fee and expense structure, governing documents and investment policies. It is the result of a long-term study and many meetings by your fund’s Board to consider DeAM’s various proposals.

You own one, if not more, DWS funds. These funds may have had other names in the past (Kemper, Morgan Grenfell, Alex Brown, Bankers Trust, Deutsche); prior to February 6, 2006, the DWS funds were known as the Scudder funds. Because DeAM has built its mutual fund business by buying other firms, a number of DWS funds were very similar, if not identical, in nature. Some were offered just to certain types of investors and many, even those with similar names and investment objectives, had differing fee structures because of their different history.

Because it is expensive to manage small mutual funds and inefficient to have several funds with similar investment goals, the board members and DeAM worked over the past two years to merge or liquidate some funds. The goal was to lower expenses and concentrate investment management talent on fewer but larger investment portfolios. You may have been asked to approve some of these transactions in the past. This rationalization of fund offerings can be expected to continue.

The board also looked at the governance system of the funds. Because DeAM manages funds historically that were part of various other fund groups, there are now several differently composed boards that oversee the DWS funds. This means that DeAM executives spend a great deal of time dealing with individual boards, most often reviewing the same issue or policy with each of these boards. Because this is time consuming and inefficient, the board members of two of the three primary DWS fund boards decided that shareholders would be served better if the boards combined and the board members worked together as one board to discuss and decide important issues. In addition, the board believes that a unified board structure (i) would benefit DWS fund by enhancing the effectiveness of board oversight of the funds, their management and their other service providers and (ii) would facilitate uniform oversight of the DWS funds and the standardization of service arrangements among the DWS funds described below.

The board members of your funds oversee a wide scope of mutual fund operations, including fund performance monitoring, fund contract and fee reviews, and a variety of policies and procedures. These policies and procedures cover shareholder statements, exchange privileges, online web services, the funds’ code of ethics, proxy voting, anti-money laundering procedures, privacy policies, brokerage allocations and soft dollar policies, fair valuation of securities, arrangements with brokers and dealers, tax and accounting issues, auditing and financial statements, and shareholder reports, to name a few.

Therefore to enhance governance and the board’s oversight over the funds, which have many operational issues in common, the board unanimously recommends that you approve a slate of Board members that will combine two DWS boards into a single board. The members of this combined board, all but one independent of DeAM, have over 150 years of experience as mutual fund board members and their backgrounds and experiences are both diverse and relevant to the variety of tasks and issues that face a mutual fund board.

In addition to voting for a unified board, you are being asked to vote on several other proposals that would standardize and simplify fund documents, operations and policies. We are seeking your approval to adopt these proposals, which have been developed by your board members and DeAM to enhance your fund’s investment operations and, hopefully, results. These other proposals can be summarized as follows:

1)	Approve an amended and restated investment management contract with the investment adviser;

2)	Approve an amended and restated investment management contract with Deutsche Investment Management Americas Inc. (“DeIM”);

3)	Approve a narrowed list of fundamental investment policies for the funds; and

4)	Approve other policies and governing documents that will provide flexibility to modify operations, minimize compliance risk and reduce costs to shareholders.

Your board recommends that you approve an amended and restated investment management contract with the investment adviser. This action will standardize the form of investment management contract in place for the funds overseen by the consolidated board, which in part will make it easier for the funds to employ sub-advisers than under the current contracts. There will be a separate administrative services contract that will result in greater flexibility for your board members to make administrative changes without seeking shareholder approval, which is both expensive and time consuming.

Advisory fees will stay the same or decline. Under applicable law, they can be increased in the future only with the approving vote of fund shareholders. Some funds may see increases or decreases in administrative fees reflecting an effort to standardize administrative fees. However, caps on total expenses would offset the effects of any increase through September 30, 2006, which is the normal contract renewal period for the funds.

The board also recommends that you approve an amended and restated investment management contract with DeIM, which will become effective within two years of the shareholder meeting upon board approval. This contract is intended to permit DeAM to consolidate its mutual fund operations within one investment advisory entity if the board deems such consolidation advisable. The fees and services provided under the contract would remain the same; only the name of the investment adviser and the terms of the contract would change.

The board also recommends that you approve standardized fundamental investment policies. DeAM’s acquisition of different mutual fund firms has resulted in a lack of consistency across the fundamental investment policies of its funds. All mutual funds have certain fundamental policies designed to ensure that the funds are invested in a manner consistent with their investment objectives and to achieve certain other regulatory objectives. DeAM recommended and the independent board members determined that it would be more efficient and, in the long run, less expensive, and make them more flexible for investment in new products, as well as to standardize and simplify the policies.

The board recommends that you approve changes to your fund’s governing documents (in some cases, a declaration of trust, and in other cases, articles of incorporation) that will standardize these documents across all DWS funds overseen by the proposed combined board. The board also proposes that you approve plans of reorganizing a certain fund within Massachusetts trusts to reduce the number of trusts. These changes would also provide the Board with increased flexibility to adjust operations to be more efficient, to minimize compliance risks and control costs to shareholders. For example, we are increasingly concerned about rising fund costs and are aware that the maintenance of multiple share classes with many small accounts may not be serving the interests of most shareholders. We intend to study these types of issues further but need flexibility to solve them.

The proposals represent the culmination of an extensive work effort between your board members and DeAM to enhance the quality, cost efficiency, and flexibility of services delivered for the benefit of your funds.

Your board members urge you to approve the adoption of all these proposals. Going forward, please know that your board members are wholeheartedly committed to ensuring that the best interests of your investments are being served at all times.

Martin J. Gruber

Richard J. Herring

Graham E. Jones

Rebecca E. Rimel

Philip Saunders, Jr.

William N. Searcy, Jr.

Questions and Answers

Q:	Why am I receiving this proxy statement?

A:	Today’s DWS funds include the best offerings from what was at one time six different fund organizations. (Prior to February 6, 2006, the DWS funds were known as the Scudder funds. A table showing the new name of each fund is attached to this Proxy Statement as Appendix A.) While we expect this process of fund consolidation to continue, this proxy statement also seeks shareholder approval of a number of other proposals aimed at enhancing the efficiency of the DWS funds’ operations, including:

•	election of a common board to oversee most of the DWS funds, including your fund;

•	adoption of a common form of investment management agreement with your fund’s current investment adviser;

•	adoption of a common form of investment management agreement with Deutsche Investment Management Americas Inc., an affiliate of your fund’s current investment adviser, to be implemented within two years if approved by the Board;

•	adoption of a sub-adviser approval policy;

•	adoption of common fundamental investment restrictions;

•	reclassification of certain funds’ investment objective from fundamental to non-fundamental;

•	adoption of a common form of agreement and declaration of trust or articles of incorporation (“Charter Documents”) for the funds organized as Massachusetts business trusts or Maryland corporations; and

•	reorganization of certain funds to reduce the number of registrants in the DWS funds complex.

Each of the Proposals is described in more detail below.

After carefully reviewing the Proposals, your fund’s board has determined that these actions are in the best interests of your fund. Your fund’s board unanimously recommends that you vote FOR the proposed slate of nominees to the board and FOR each of the Proposals applicable to your fund.

PROPOSAL TO ELECT BOARD MEMBERS

(ALL FUNDS)

Q:	Why am I being asked to vote for Board members?

A:	Your fund’s board and the board of certain other DWS Funds (“Boston DWS Funds”) recommend that the New York DWS Funds (which include your fund) and the Boston DWS Funds be overseen by a unified board composed primarily of the same group of individuals. (The geographic references in the preceding sentence indicate the location in which the board of each DWS fund historically has held most of its meetings.) All of the nominees except Axel Schwarzer, CEO of DWS Scudder, currently serve as

Q&A continued

independent board members of the New York DWS Funds or the Boston DWS Funds. To accomplish this objective, the board of each New York DWS Fund, including your fund, and each Boston DWS Fund has nominated, and is recommending that shareholders approve, a common, unified board.

Q:	Why does my fund’s board recommend this proposal?

A:	Your fund’s board believes that a unified group board structure (i) will benefit each DWS fund by enhancing the effectiveness of board oversight of the DWS funds, their management and other service providers and (ii) will facilitate uniform oversight of the DWS funds and standardization of service arrangements and policies among the DWS funds. Additionally, your fund’s board believes that your fund would benefit from the diversity and experience of the nominees that would comprise the expanded board if this proposal is approved.

PROPOSAL TO APPROVE AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENTS

(ALL FUNDS)

Q:	Why am I being asked to vote on two Investment Management Agreements?

A:	The proposed Investment Management Agreements are part of a broader program initiated by Deutsche Asset Management to simplify and standardize the expense structures and related contracts for the DWS Funds and to consolidate investment management activities for the DWS Funds in one advisory entity. (Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”), Investment Company Capital Corp. (“ICCC”), Deutsche Bank Trust Company Americas and DWS Trust Company. DeIM, DeAM, Inc. and ICCC may be referred to collectively in this Proxy Statement as “Deutsche Asset Management.”)

First, you are being asked to approve an amended and restated Investment Management Agreement with your fund’s current investment adviser, either DeAM, Inc., or ICCC. Currently, for many funds, the management agreement for the Fund contemplates the provision by the investment adviser of both investment advisory and administrative services, and the management fee payable by the fund compensates the investment adviser for both types of services. For other funds, the provision of investment advisory services and administrative services are each covered under a separate contract with separate fees. Deutsche Asset Management has proposed to adopt a standard form of agreement for all funds, under which the investment adviser would provide portfolio management and related services under one agreement and administrative services under a separate agreement, with two separate fees.

Second, shareholders of all funds are being asked to approve an amended and restated Investment Management Agreement with DeIM to be implemented within two years of the date of the shareholder meeting upon approval by the members of your fund’s board who are not “interested persons” (the “Independent Board Members”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). DeIM currently serves as investment manager to all the Boston DWS Funds, and Deutsche Asset Management proposes to consolidate investment management activities for the New York DWS Funds and Boston DWS Funds in a single entity in order to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls,

Q&A continued

compliance and regulatory oversight. There is currently substantial overlap in personnel, policies, procedures and supervisory oversight among DeIM, DeAM, Inc. and ICCC. The deferral in implementing your fund’s Investment Management Agreement with DeIM is needed to permit Deutsche Asset Management a sufficient amount of time (which may vary for different funds) to plan, prepare and institute the necessary arrangements for Deutsche Asset Management to consolidate its mutual fund operations with DeIM.

You are being asked to vote on both Investment Management Agreements because the 1940 Act requires shareholder approval of the Investment Management Agreements for each fund. You are not being asked to vote on the proposed new administrative services agreement, which requires only board approval.

Q:	Will the services provided and fees charged change if shareholders approve the Investment Management Agreements?

A:	In the aggregate, the scope of services provided to your fund by, and the fees paid to, its current investment adviser would remain largely unchanged, although some funds may see increases or decreases in administrative fees reflecting an effort to standardize administrative fees. However, caps on total expenses would mitigate the effects of any increase through September 30, 2006, which is the normal contract renewal period for the fund. The services and fees will not change if the Investment Management Agreements are approved.

Q:	Why did my fund’s board recommend these proposals?

A:	Your fund’s board believes that the amended and restated Investment Management Agreement with your fund’s current investment adviser would benefit your fund because the board would have greater flexibility to make future changes regarding your fund’s administrative services arrangements that it believes to be in the best interests of shareholders without the time and expense of seeking shareholder approval. Further, your fund’s board believes that the Investment Management Agreement with DeIM will benefit your fund by enhancing the efficiency and oversight of investment management operations within a single entity.

Q:	What will happen if shareholders do not approve the Investment Management Agreements?

A:	If shareholders do not approve the amended and restated Investment Management Agreement with the current investment adviser, your fund’s current investment adviser will continue to manage your fund pursuant to your fund’s current advisory agreement. If shareholders approve the agreement with your fund’s current investment adviser but do not approve the agreement with DeIM, the agreement with DeIM will not be implemented.

PROPOSAL TO APPROVE A SUB-ADVISER APPROVAL POLICY

(ALL FUNDS)

Q:	Why am I being asked to vote on this proposal?

A:

Your fund’s board is seeking to amend your fund’s current policy on appointing and terminating sub-advisers and amending sub-advisory agreements. Under the current policy, consistent with applicable law, shareholders must approve any sub-advisory contract with an unaffiliated sub-adviser. The proposal, if

Q&A continued

adopted, would permit your Fund’s investment adviser, subject to the approval of your fund’s board, including a majority of the Independent Board Members, and to the receipt of an exemptive order from the Securities and Exchange Commission, to appoint and replace unaffiliated sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval.

Q:	Why did my fund’s Board recommend this proposal?

A:	Your fund’s board recommends this proposal to provide the investment adviser with greater flexibility in selecting, supervising and evaluating sub-advisers without incurring additional expense and potential delays in seeking shareholder approval, while remaining subject to board oversight and supervision.

PROPOSAL TO APPROVE THE REVISION OF FUNDAMENTAL INVESTMENT RESTRICTIONS

(ALL FUNDS)

Q:	Why am I being asked to vote for the revision of my fund’s fundamental investment restrictions?

A:	Your fund’s board is seeking to revise certain of your fund’s current fundamental investment restrictions. In order to revise investment restrictions that are “fundamental,” the 1940 Act requires shareholder approval.

Q:	Why did my fund’s board recommend this proposal?

A:	Your fund’s board, together with Deutsche Asset Management, has reviewed your fund’s fundamental investment restrictions with the goals of simplifying them and conforming them with the fundamental investment restrictions of other DWS Funds. This will simplify the process of monitoring compliance with investment restrictions. This Proposal seeks shareholder approval of changes intended to further these goals.

Q:	What effect would the revisions to my fund’s fundamental investment restrictions have on my fund?

A:	The proposed revised restrictions do not affect the investment objectives of your fund, which would remain unchanged (except that for certain funds, investment objectives that are currently “fundamental” are proposed to be made “nonfundamental,” which means they could be changed by board action without shareholder approval). Except in certain circumstances, the proposed modifications are not expected to significantly affect the manner in which your funds are managed. Shareholders of certain funds will be asked to approve new fundamental restrictions with respect to matters where their funds did not have an investment restriction.

PROPOSAL TO APPROVE THE RECLASSIFICATION OF THE FUND’S INVESTMENT

OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

(DWS Prime Series, DWS Treasury Series, DWS Tax-Free Series, New York Tax Free Money Fund

Investment, Tax Free Money Fund Investment)

Q:	Why am I being asked to vote for the reclassification of the investment objective of my fund from fundamental to non-fundamental?

A:	In order to reclassify an investment objective from fundamental to non-fundamental, shareholder approval is necessary.

Q&A continued

Q:	Why did my fund’s Board recommend this proposal?

A:	There is no requirement that a fund’s investment objective be fundamental. If approved by shareholders, this proposal would allow the board to change the fund’s investment objective when the board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes.

PROPOSAL TO APPROVE THE AMENDED AND RESTATED CHARTER DOCUMENT

(ALL FUNDS)

Q:	What is a Charter Document?

A:	A Charter Document is the document that governs the corporate actions of a fund. A Charter Document sets forth, among other things, details regarding the organization of the fund, shareholder rights, powers of the board and the characteristics of fund shares. Shareholders of funds that are part of a Massachusetts business trust will be asked to vote to approve an amended and restated declaration of trust (see Proposal V). Shareholders of funds that are part of a Maryland corporation will be asked to vote to approve amended and restated articles of incorporation (see Proposal VI). The notice for the upcoming special meeting indicates which funds are series of a Massachusetts business trust and which funds are series of a Maryland corporation.

Q:	Why did my fund’s Board recommend this proposal?

A:	Your fund’s board believes that it is in the best interests of shareholders to modernize the fund’s Charter Documents and to make them uniform across all of the trusts or corporations, respectively, that the proposed unified board would oversee. It is anticipated that the overall effect of these changes will be to make the administration of the funds more efficient and to provide more flexibility for the operations of the funds within the limits of applicable law.

Q:	What effect would the adoption of an amended and restated Charter Document have on my fund?

A:	A description of certain material differences between your fund’s current Charter Document and its amended and restated Charter Document is set forth in Proposal IV of the attached Proxy Statement (for Massachusetts business trusts) or Proposal V (for Maryland corporations). Adoption of an amended and restated Charter Document would not alter in any way the Board Members’ existing fiduciary obligations to act with due care and in the shareholders’ interests, nor will your funds’ current investments and investment policies change by virtue of the adoption of an amended and restated Charter Document.

PROPOSAL TO APPROVE THE REORGANIZATION INTO ANOTHER MASSACHUSETTS

BUSINESS TRUST

(Money Market Fund Investment)

Q:	Why am I being asked to vote on the reorganization?

A:	Your fund’s board has approved the reorganization of your fund into another Massachusetts business trust, in order to reduce the number of trusts in the DWS Funds Complex. In order to adopt a plan to reorganize, shareholder approval is necessary.

Q&A continued

Q:	Why did my fund’s board recommend this proposal?

A:	Your fund’s board believes that reducing the number of trusts within the DWS funds complex should provide economies of scale and a reduction in duplicative processes across the family of funds, which should result in a reduction in operational, administrative and legal expenses for your fund.

Q:	What effect will the proposal have on my fund?

A:	It is not anticipated that the proposal will have any effect on the rights of fund shareholders.

GENERAL

Q:	How can I vote?

A:	You can vote in any one of four ways:

1.	Through the Internet, by going to the web site listed on your proxy card;

2.	By telephone, with a toll-free call to the number listed on your proxy card;

3.	By mail, with the enclosed proxy card; or

4.	In person at the special meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. These voting methods will save your Fund money. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q:	Whom should I call for additional information about the attached proxy statement?

A:	Please call Computershare Fund Services, your fund’s proxy solicitor, at 1-866-807-1248.

Cash Management Fund Investment	DWS Treasury Series
Cash Management Fund Institutional	Money Market Fund Investment
Cash Reserves Fund Institutional	New York Tax-Free Money Fund Investment
Daily Assets Fund Institutional	Tax-Free Money Fund Investment
DWS Prime Series	Treasury Money Fund Investment
DWS Tax-Free Series	Treasury Money Fund Institutional

345 Park Avenue New York, New York 10145

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 5, 2006

This is the formal agenda for your Fund’s shareholder special meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of the DWS funds listed above:

A special meeting of the shareholders of each DWS fund listed above will be held on May 5, 2006 at     :00 [a.m.][p.m.] (Eastern time), at the offices of Deutsche Asset Management, Inc., 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following (each, a “Proposal”):

PROPOSAL I: (All Funds)	Election of Board Members

PROPOSAL II--A: (All Funds)	Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Adviser

PROPOSAL II--B: (All Funds)	Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

PROPOSAL II--C: (All Funds)	Approval of a Sub-Adviser Approval Policy

PROPOSAL III: (All Funds)	Approval of Revised Fundamental Investment Restrictions

PROPOSAL IV: (DWS Prime Series, DWS Tax-Free Series, DWS Treasury Series, New York Tax-Free Money Fund Investment, Tax-Free Money Fund Investment)	Approval of Reclassification of the Fund’s Investment Objective as Non-Fundamental

PROPOSAL V:
(All Funds that are series of Massachusetts business trusts (“Trusts”), including: Cash Management Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Daily Assets Fund Institutional, Money Market Fund Investment, New York Tax Free Money Fund Investment, Tax Free Money Fund Investment, Treasury Money Fund Investment and Treasury Money Fund Institutional)	Approval of Amended and Restated Agreements and Declaration of Trust

PROPOSAL VI: (All Funds that are series of a Maryland corporation (the “Corporation”), including: DWS Prime Series, DWS Treasury Series and DWS Tax-Free Series)	Approval of Amended and Restated Articles of Incorporation

PROPOSAL VII: (Money Market Fund Investment)	Approval of Reorganization into Another Trust

The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments thereof.

Holders of record of shares of each Fund listed above at the close of business on February 10, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Cash Management Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Money Market Fund Investment, Treasury Money Fund Investment and Treasury Money Fund Institutional (collectively, the “Feeders”) are each a “feeder” fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each, a “Portfolio” and collectively, the “Portfolios”). The Portfolios in which these Feeders invest are organized as registered open-end investment companies established as a trust under the laws of the State of New York. Each of these Feeders seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objectives and policies. Pursuant to applicable legal requirements, each Feeder’s voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund’s own shareholders. Each Feeder’s shareholders are being asked to instruct that Fund on how to vote its interests in the Portfolio on matters on which the Portfolio is soliciting shareholder approval. Each Feeder’s shareholders are also being asked to approve proposals relating to such Fund.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal for any Fund is not obtained at its Meeting, the persons named as proxies may propose one or more postponements or adjournments of the Fund’s Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment as to a matter involving a vote of the Trust or Corporation of which a Fund is a series or a vote of an individual Fund will require the affirmative vote of a majority of the votes cast on the question by shareholders of the Trust or Corporation or by shareholders of the Fund, respectively, present in person or by proxy at the session of the Meeting to be adjourned. A postponement is a decision by a plurality of the Board, or a designated committee thereof, of the applicable Fund. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of such Proposal and will vote AGAINST any such adjournment those proxies to be voted against such Proposal.

This notice and the related proxy material are first being mailed to shareholders on or about [date]. This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Boards,

John Millette

Secretary

                    , 2006

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on each Proposal applicable to your Fund. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. You may receive more than one proxy card because several shareholder special meetings are being held in connection with this proxy statement. If so, please return each one. If you have any questions, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-807-1248) or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr.	John B. Smith

UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

May 5, 2006

GENERAL

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees/Directors of each of the DWS funds listed in the enclosed Notice of a Special Meeting of Shareholders (each, a “Fund” and collectively, the “Funds”), to be held concurrently at the offices of Deutsche Asset Management (together with its affiliates, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Investment Company Capital Corp. (“ICCC”), “Deutsche Asset Management”), 345 Park Avenue, New York, New York 10154, on May 5, 2006, at     :00 [a.m.][p.m.] (Eastern time), and at any and all adjournments thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each, a “Proposal” and collectively, the “Proposals”).

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”) are first being mailed to shareholders on or about February 27, 2006. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

In the descriptions of the Proposals below, the word “Fund” is sometimes used to mean an investment company or series thereof in general, and not the Funds whose shareholders are solicited by this Proxy Statement. In addition, for simplicity, actions may be described in this Proxy Statement as being taken by a Fund that is a series of a Massachusetts business trust or a Maryland corporation, although all actions are actually taken by the Massachusetts business trust or Maryland corporation on behalf of the applicable Fund. Each Massachusetts business trust is referred to herein as a “Trust” and the Maryland corporation is referred to herein as a “Corporation.” The term “Board,” as used herein, refers to a board of trustees of a Trust, the board of directors of the Corporation or both, as applicable. The term “Board Member,” as used herein, refers to a person who serves as a trustee of a Trust (a “Trustee”) or a director of the Corporation (a “Director”).

Cash Management Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Money Market Fund Investment, Treasury Money Fund Investment and Treasury Money Fund Institutional (collectively, the “Feeders”) are each a “feeder” fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each, a “Portfolio” and collectively, the “Portfolios”). The Portfolios in which these Feeders invest are organized as registered open-end investment companies established as a trust under the laws of the State of New York. Each of these Feeders seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objectives and policies. The Portfolios invest directly in investment securities and other investments.

Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to master-feeder arrangements, each Feeder’s voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund’s own shareholders. Other feeder funds of the Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the Proposals. For these Funds, your vote and the vote of other shareholders of the Funds determine how the Funds will vote on the Proposals affecting the Portfolio. For simplicity, actions are described in this Proxy Statement as taken by each Feeder, although all actions are actually taken by the Trust of which each Feeder is a series on behalf of that

Fund. Some actions described as taken by or with respect to each Feeder are actually actions to be taken by the Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. Fund shareholders are also being asked to vote on a number of matters regarding the Funds.

The Meeting is being held to consider and to vote on the following Proposals for the Funds, as shown below and as described more fully herein, and such other matters as may properly come before the Meeting:

PROPOSAL I: (All Funds)	Election of Board Members

PROPOSAL II—A: (All Funds)	Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Adviser

PROPOSAL II—B: (All Funds)	Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

PROPOSAL II—C: (All Funds)	Approval of a Sub-Adviser Approval Policy

PROPOSAL III: (All Funds)	Approval of Revised Fundamental Investment Restrictions

PROPOSAL IV: (DWS Prime Series, DWS Tax-Free Series, DWS Treasury Series, New York Tax Free Money Fund Investment, Tax Free Money Fund Investment)	Approval of Reclassification of the Fund’s Investment Objective as Non-Fundamental

PROPOSAL V:
(All Funds that are series of Massachusetts business trusts (“Trusts”), including: Cash Management Fund, Cash Management Fund Investment, Cash Reserves Fund, Daily Assets Fund, Money Market Fund Investment, New York Tax Free Money Fund Investment, Tax Free Money Fund Investment, Treasury Money Fund and Treasury Money Fund Investment)	Approval of Amended and Restated Agreements and Declaration of Trust

PROPOSAL VI: (All Funds that are series of a Maryland corporation (“Corporation”), including: DWS Prime Series, DWS Tax-Free Series and DWS Treasury Series)	Approval of Amended and Restated Articles of Incorporation

PROPOSAL VII: (Money Market Fund Investment)	Approval of Reorganization into Another Trust

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Reports of the Funds, containing audited financial statements for the applicable fiscal years, and the most recent Semiannual Reports succeeding the Annual Reports of the Funds, when applicable (each, a “Report”), previously have been furnished to the Funds’ shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund c/o 222 South Riverside Plaza, Chicago, Illinois 60606-5808. Reports will also available by calling 1-800-621-1048 (all Classes except Institutional Class) or 1-800-730-7313 (Institutional Class). Reports are also available on the DWS Funds’ website at www.dws-scudder.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL I

ELECTION OF BOARD MEMBERS

The Board of each Fund is recommending that shareholders elect a unified Board for the New York DWS Funds (which include your Fund) and certain other DWS funds (the “Boston DWS Funds”), each of which is listed on Appendix B hereto. (Geographic references merely indicate where the board of each of these funds has historically held most of its meetings.) Accordingly, the Board of each Fund is submitting for election by shareholders of each Fund the slate of 13 individuals listed below (the “nominees”). All but one of the nominees are “independent” Board Members and already serve as a Board Member on one or more DWS funds for which DeAM, Inc., DeIM or ICCC render investment advisory and other services. DeAM, Inc., DeIM and ICCC are each a part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG (“Deutsche Bank”), DeAM, Inc., DeIM, ICCC, Deutsche Bank Trust Company Americas and Scudder Trust Company.

Each nominee is familiar with the operations of Deutsche Asset Management. Martin Gruber, Richard Herring, Graham Jones, Rebecca Rimel, Philip Saunders and William Searcy currently serve as Board Members of each New York DWS Fund. Henry Becton, Dawn-Marie Driscoll, Keith Fox, Kenneth Froewiss, Jean Gleason Stromberg and Carl Vogt currently serve as Board Members of each Boston DWS Fund. Axel Schwarzer, CEO of DWS Scudder, currently is not a Board Member of any New York DWS Fund or Boston DWS Fund. Each of the nominees is being submitted for election by the shareholders of each New York DWS Fund and each Boston DWS Fund. Each nominee has indicated a current expectation to serve for a period until he or she reaches the mandatory retirement age, which is currently age 72, except for Mr. Jones, for whom the New York DWS Funds’ Board has granted an exception to retire at age 75. Pertinent information about each nominee as of January 25, 2006 is set forth below. If elected by the shareholders of all the New York DWS Funds and all of the Boston DWS Funds, each Board Member would serve on the Board of 39 registered funds overseeing 89 funds in the current configuration of the DWS funds complex.

In 2004, representatives of various boards with responsibilities for overseeing the DWS funds participated in informal meetings to study ways to coordinate and enhance the governance of the DWS funds, given the number of funds each Board oversees and the increased responsibilities imposed on Board Members generally as a result of recent industry-wide SEC regulatory initiatives and rulemakings. Among the subjects considered by these Board Members was the possible consolidation of Boards so as, among other things, to enhance the effectiveness of Board oversight of fund operations, facilitate adoption of uniform policies and procedures, and minimize the number of meetings attended by, and duplicative presentations required of, personnel from Deutsche Asset Management. Following the meetings, representatives of the New York DWS Funds and Boston DWS Funds suggested that the corporate governance process might be enhanced by creating a unified Board to govern the New York DWS Funds and Boston DWS Funds. The Boards of the New York DWS Funds and Boston DWS Funds have conducted concurrent Board meetings to familiarize the individual Board Members with one another and to ensure that new standing committees of the proposed unified Board would function well and would accommodate the increased number of funds over which the proposed unified Board would have responsibility.

After extensive discussions and meetings that included other “independent” Board Members, counsel to the Board Members of the New York DWS Funds and the Boston DWS Funds who are not “interested persons” of any of the New York DWS Funds or the Boston DWS Funds, respectively, counsel to the New York DWS Funds and representatives of Deutsche Asset Management, the Nominating and Governance Committees of the Boards

of the New York DWS Funds and the Boston DWS Funds, comprised exclusively of Board Members of the New York DWS Funds and Boston DWS Funds who are not “interested persons” of any of the New York DWS Funds or the Boston DWS Funds, respectively, determined that each New York DWS Fund and Boston DWS Fund would be best served if a unified Board was responsible for all such Funds.

At meetings held on September 29, 2005, the Nominating and Governance Committees of the Boards of the New York DWS Funds and the Boston DWS Funds determined to recommend to the full Boards the slate described below for election to the Board of each New York DWS Fund and Boston DWS Fund. At meetings held on September 30, 2005, the Board of each Fund adopted the proposals of its Nominating and Governance Committee and determined to submit this slate of nominees for election by Fund shareholders. Mr. Schwarzer was nominated for election to the Boards at a meeting of the Boards on December 2, 2005.

Board Considerations

The Board considered the nomination of persons to serve as Board Members as part of an overall plan to coordinate and enhance the efficiency of the governance of the Trusts/Corporations and of the New York DWS Funds. In its deliberations, the Board of the New York DWS Funds considered various matters related to the management and long-term welfare of each Trust/Corporation and the Funds overall, including the following:

•	The independent status of the nominees. If elected, all but one of the nominees would be board members who are not “interested persons” (as that term is used in the 1940 Act) of any DWS fund they oversee (“Independent Board Members”).

•	The diversity and experience of the nominees that would comprise the expanded Board. The Board noted that the nominees have distinguished careers in government, law, finance, academia, business, the non-profit sector and other areas and will bring a wide range of expertise to the expanded Board. In addition, all but one of the nominees have experience as Board Member overseeing other DWS Funds.

•	Standardization of policies among the New York DWS Funds and the Boston DWS Funds. The Board concluded that the unified Board structure would assist it in developing uniform compliance and governance policies that would reflect the best practices of each individual Board.

•	Rationalization of service arrangements. Deutsche Asset Management has recently undertaken a product rationalization program that includes, among other things, the standardization of service arrangements among the New York DWS Funds and the Boston DWS Funds. The Board concluded that greater consistency of service providers and related contractual arrangements across all of the New York DWS Funds and the Boston DWS Funds was in the best interests of shareholders and that a combined Board would facilitate this program.

•	Portfolio manager, chief compliance officer and other management resources committed to Board meetings. Many portfolio managers and other officers for the Funds also act as portfolio managers and officers for other New York DWS Funds and for the Boston DWS Funds. A combined Board would eliminate the need for the portfolio managers and other officers to prepare for and attend duplicative meetings, allowing such personnel more time to focus on the New York DWS Funds’ business.

•	Continuity of Board membership. The Board will be able to provide for appropriate continuity over the years as incumbent members reach the mandatory retirement age of 72 or otherwise resign from the Board.

•	The size of the expanded Board. Recognizing that recent regulatory changes and the increasing complexities of the mutual fund business have substantially increased the responsibilities of mutual fund boards, the Board determined that a larger Board would facilitate greater use of committees to review specific types of issues in greater detail and to develop greater expertise with respect to those issues. Because the expanded Board would oversee a larger number of funds across which the expenses of the Board would be spread, the total cost to the Funds is not expected to change materially if shareholders elect all of the nominees.

Information Concerning Board Member Nominees

Information is provided below for each nominee for election at the Meeting. The first section of the table lists information for each nominee who is an Independent Board Member nominee. Information for Mr. Schwarzer, who would be an “interested” Board Member by virtue of his positions with Deutsche Asset Management, appears in the second section of the table.

Each nominee elected to the Board at the Meeting will serve until his or her successor has been duly elected and qualified, or until he or she resigns or is otherwise removed. Each nominee has indicated a willingness to serve if elected.

Independent Board Member Nominees

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. 1943 Board Member of Boston Board Funds since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company(2) (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43

Dawn-Marie Driscoll 1946 Chairman of Boston Board Funds since 2004 Board Member of Boston Board Funds since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute; Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Keith R. Fox 1954 Board Member of Boston Board Funds since 1996	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising): DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

Kenneth C. Froewiss 1945 Board Member of Boston Board Funds since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), DWS New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996).	46

Martin J. Gruber 1937 Board Member of New York Board Funds since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	51

Richard J. Herring 1946 Board Member of New York Board Funds since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	51

Graham E. Jones 1933 Board Member of New York Board Funds since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001), and Weiss, Peck and Greer (1985-2005)	51

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Rebecca W. Rimel 1951 Board Member of New York Board Funds since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	51

Philip Saunders, Jr. 1935 Board Member of New York Board Funds since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	51

William N. Searcy, Jr. 1946 Board Member of New York Board Funds since 1993	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation(2) (telecommunications) (November 1989-October 2003)	51

Jean Gleason Stromberg 1943 Board Member of Boston Board Funds since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004); American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996).	43

Carl W. Vogt 1936 Board Member of Boston Board Funds since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering(2) (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	46

Interested Board Member Nominee

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer 1958 None	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporations (1989-1996)	0

(1)	Unless otherwise indicated, the mailing address of each Board Member for the New York DWS Funds with respect to fund operations is 345 Park Avenue, New York, NY 10154. The mailing address of each Board Member for the Boston DWS Funds with respect to fund operations is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.
(2)	A publicly held company with securities registered pursuant to the Securities Exchange Act of 1934.

As reported to the Funds, Appendix C to this Proxy Statement sets forth ownership by the Board Member nominees of shares of the Funds as of December 31, 2005. Appendix D to this Proxy Statement sets forth the compensation paid to each nominee by each Fund and the DWS Fund complex (which includes other New York DWS Funds and the Boston DWS Funds) for the calendar year 2005.

Certain Indemnification Arrangements

In addition to customary indemnification rights provided by the governing instruments of each Trust/Corporation, Board Members may be eligible to seek indemnification from the investment adviser in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment adviser has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment adviser (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their Board Members and officers, the investment adviser and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to Independent Board Members of investment companies that they have not engaged in disabling conduct, each Fund’s investment adviser has also agreed, subject to applicable law and regulation, to indemnify the Funds’ Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. Each Fund’s investment adviser is not, however, required to provide indemnification and advancement of expenses: (1) in connection with any proceeding or action with respect to which the Fund’s Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Fund or its shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Members’ duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the investment adviser will survive the termination of the investment management agreements between the applicable Deutsche Asset Management entity and the Fund.

For more information regarding pending regulatory and litigation matters, please see “Market Timing Related Regulatory and Litigation Matters” and “Other Regulatory Matters” in Proposal II-A.

Officers

The officers of each Trust/Corporation are set forth in Appendix E hereto.

Board Structure

During the calendar year 2005, the Board of the New York DWS Funds met 10 times and each Board Member proposed for re-election at the Meeting attended at least 75% of the meetings of the Board and all committees of which he or she was a member. The Board held over 55 meetings to deal with Fund issues (including regular and special board and committee meetings).

The Board of the New York DWS Funds has established the following standing committees: Audit Committee, Nominating and Governance Committee, Valuation Committee, Fixed Income Oversight Committee, Equity Oversight Committee, Marketing/Shareholder Servicing Committee, Legal/Regulatory/Compliance Committee and Expenses/Operations Committee. The Board of the New York DWS Funds does not have a compensation committee. If the nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Funds. It should be noted that the committee members listed below are the members of the Board of the New York DWS Funds. In practice, since December 2004, the Board Members of both the New York DWS Funds and the Boston DWS Funds have held concurrent Board and committee meetings.

In accordance with its written charter, the Audit Committee, formerly known as the Audit and Compliance Committee, assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations to the Board as to the selection of the independent registered public accounting firm, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund’s internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the applicable Fund, its investment adviser and affiliates by the independent registered public accounting firm. Messrs. Jones and Searcy and Drs. Herring and Saunders currently serve as members of the Audit Committee and are expected to be joined by Mr. Fox, Mr. Froewiss and Ms. Stromberg if Proposal I is approved. The Audit Committee met seven times during the calendar year ended December 31, 2005.

The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee, which is composed of Mr. Jones and Ms. Rimel and is expected to include Mr. Becton and Ms. Stromberg if Proposal I is approved, also evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met five times during the calendar year ended December 31, 2005.

The Fixed Income Oversight Committee and Equity Oversight Committee review the performance of applicable Funds. The Fixed Income Oversight Committee is comprised of Messrs. Jones and Searcy and is expected to include Ms. Driscoll, Mr. Fox, Mr. Froewiss and Ms. Stromberg if Proposal I is approved. The Fixed Income Oversight Committee met six times during the calendar year ended December 31, 2005. The Equity Oversight Committee is comprised of Drs. Gruber, Herring and Saunders and Ms. Rimel and is expected to include Mr. Becton and Mr. Vogt if Proposal I is approved, The Equity Oversight Committee met six times during the calendar year ended December 31, 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of each Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters related to each Fund. The Committee is comprised of Ms. Rimel and Mr. Searcy and is expected to include Mr. Becton, Ms. Driscoll, Ms. Stromberg and Mr. Vogt if Proposal I is approved. The Committee met six times during the calendar year ended December 31, 2005.

The Expenses/Operations Committee (formerly known as the Operations Committee) (i) monitors each Fund’s total operating expense levels, (ii) oversees the provision of administrative services to each Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews Deutsche Asset Management’s brokerage practices for each Fund, including the implementation of related policies. The Committee is composed of Messrs. Jones and Searcy and Dr. Saunders and is expected to include Mr. Becton, Ms. Driscoll, Mr. Fox and Mr. Froewiss if Proposal I is approved. The Expenses/Operations Committee met six times during the calendar year 2005.

The Valuation Committee oversees the valuation of each Fund’s securities and other assets. Drs. Herring, Gruber and Saunders are members of the Committee with all the other Board Members as alternates, and the Committee is expected to include Mr. Fox and Mr. Froewiss if Proposal I is approved. See Appendix F for the number of times the Valuation Committee met with respect to each Fund during the calendar year 2005.

The Marketing/Shareholder Servicing Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The Committee is comprised of Drs. Gruber and Herring and Ms. Rimel and is expected to include Ms. Stromberg and Mr. Vogt if Proposal I is approved. The Committee met six times during the calendar year 2005.

It is anticipated that Ms. Driscoll will become Chairman of the Board if Proposal I is approved. Ms. Driscoll has served as Chairman of the Boston DWS Funds Board since June 2004.

Required Vote

Under the Declarations of Trust for each Trust and the Articles of Incorporation for each Corporation, each nominee receiving a plurality of the votes cast at the Meeting by all shares of such Trust or Corporation will be elected as a Board Member. All series of each Trust and Corporation will vote together as a single class on Proposal I.

Shareholders of each Feeder will vote on the election of Board Members both for the Fund and for the Portfolio, in view of the master-feeder structure discussed above. Election of the Trustees for the Portfolio requires the affirmative vote of a plurality of the votes cast in person or by proxy at the meetings of shareholders of all the Portfolio’s various feeder funds voting collectively.

The election of the nominees to the Board of each Trust/Corporation is not conditioned on similar action being taken by the shareholders of the other DWS Funds.

Recommendation of the Board

The Board believes that the election of each nominee is in the best interests of shareholders of each Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each nominee as set forth in Proposal I.

PROPOSAL II—A

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT BETWEEN EACH FUND AND ITS CURRENT INVESTMENT ADVISER

The Board has approved, and recommends that shareholders of each Fund approve, an amended and restated investment management agreement between each Fund and its current investment adviser, a form of which is attached hereto as Appendix G (each, the “Investment Management Agreement”).

A general description of the proposed Investment Management Agreement and a comparison of such agreement to the Current Management Agreements are included below. More detailed comparisons of the agreements are included in Appendix K. The form of the Investment Management Agreement is attached as Appendix G and the description of the Investment Management Agreement in this Proxy Statement is qualified in its entirety by reference to Appendix G.

Description of Investment Management Agreements

The Investment Management Agreements represent a substantial change in the contractual arrangements currently in effect for the New York Board Funds, as they will cover only portfolio management and related services, unlike the current contractual arrangements. Currently, some New York Board Funds have management agreements under which Deutsche Asset Management provides both investment management and administrative services, while accounting services are provided under a separate accounting services agreement. Other New York Board Funds have three separate contracts with Deutsche Asset Management for investment management services, administrative services and accounting services. (Each of the management agreements currently in effect will be referred to in this Proxy Statement as a “Current Management Agreement.”) In addition, the Funds will enter into new administrative services agreements (each, an “Administrative Services Agreement”), which are not required to be voted on at the Meeting, and which will cover both those administrative services included in the Current Management Agreements and those accounting services included in the accounting services agreements currently in effect for certain New York Board Funds.

Management fees will remain the same or decrease under the Investment Management Agreements. For certain Funds, Deutsche Asset Management has proposed fee reductions and/or the institution of breakpoints in management fee schedules to reflect economies of scale and competitive considerations.

Each Fund’s administration fee and the services provided for that fee will change. Deutsche Asset Management proposes to charge a flat fee of 0.10% of average daily net assets to each Fund for administrative services. However, the fee for administrative services will no longer cover custody, transfer agency and sub-recordkeeping services, as it currently does for some Funds. Therefore, the Funds will be charged directly for those services, by affiliates of Deutsche Asset Management for transfer agency and sub-recordkeeping services and by unaffiliated custodian banks for custody services. In the absence of expense caps, the standardization of administrative fees and the unbundling of certain services from the administration fee would increase the total fees charged by Deutsche Asset Management and its affiliates to certain Funds. However, Deutsche Asset Management has agreed to maintain caps on total expenses at their current levels through September 30, 2006, the normal contract renewal period for the Funds, and the Board will reconsider the expense caps as part of its consideration of the future continuance of the Investment Management and Administrative Services Agreements. A comparison of the fees payable under the current and proposed arrangements is shown at Appendix H and a comparison of current and proposed management fee rates is shown at Appendix I.

The scope of portfolio management and related services provided to each Fund by Deutsche Asset Management and its standard of care as an investment adviser will not change as a result of the new contractual arrangements.

Comparison of Current Management Agreements to Investment Management Agreements

Although the Current Management Agreements are substantially similar, three distinct versions do exist among the Funds. For the purposes of identifying the changes to your Fund’s Current Management Agreement throughout Proposal II-A, we identify the Fund in which you invest based on the version of its Current Management Agreement:

The date of each Fund’s Current Management Agreement, the date on which such agreement was last approved by shareholders, the reason for such submission to shareholders and the date the agreement was most recently approved for continuance by the Board is shown in Appendix L.

•	Current Management Agreement I:

Cash Management Fund Investment

Cash Management Fund Institutional

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

Money Market Fund Investment

New York Tax-Free Money Fund Investment

Tax-Free Money Fund Investment

Treasury Money Fund Investment

Treasury Money Fund Institutional

Current Management Agreement II:

DWS Prime Series

DWS Tax-Free Series

DWS Treasury Series

Administrative Services. Current Management Agreement II provides both investment management and administrative services required for the operation of the Funds under a single agreement. Deutsche Asset Management currently provides accounting services to these Funds under a separate accounting services agreement. Services provided under the Current Management Agreements for these Funds, which will now be provided under the separate Administrative Services Agreement, include:

•	supervising and managing all aspects of the Fund’s operations, except for distribution services; and

•	supervising the operations of the Fund’s third party service providers.

In the case of the Funds managed under Current Management Agreement I, the administrative services are already part of separate administration agreements; therefore, those Funds’ Investment Management Agreements will continue to cover solely advisory services.

The transfer of administrative services from certain of the Current Management Agreements to the separate Administrative Services Agreement will in no way affect the nature or quality of the services the Funds or their shareholders receive.

Fees. The advisory fees charged under the Investment Management Agreements will remain the same, or decline, as under the Current Management Agreements. At the Board’s request, the Investment Management Agreements reduce the fees charged at existing breakpoints for the following Funds, which will modestly reduce Deutsche Asset Management’s fees on those Funds as total asset levels increase:

DWS Prime Series

DWS Treasury Series

DWS Tax-Free Series

The management fees under the Investment Management Agreements and administrative fees under the Administrative Service Agreement do not cover certain services necessary to the Funds’ ordinary operations, including custody services, transfer agency services, sub-transfer agency services and regulatory fees. These charges are to be borne by the Funds directly under the new contractual arrangements, with the result that total expenses would increase for some Funds. Deutsche Asset Management has agreed to cap those expenses through expense reimbursement arrangements applicable to the Fund’s total expenses through September 30, 2006.

Delegation to Unaffiliated Sub-Advisers. Under the Investment Management Agreements, subject to the prior approval of a majority of the members of the Board, including a majority of the Board Members who are not “interested persons” of the Fund or any party to the Investment Management Agreement, and, to the extent required by applicable law, by the shareholders of a Fund, Deutsche Asset Management may, through a sub-advisory agreement or other arrangement, delegate to either an affiliated or unaffiliated sub-adviser any of the duties enumerated in the Investment Management Agreements, including the management of all or a portion of the assets being managed.

For all the Funds managed under Current Management Agreement II, Deutsche Asset Management is permitted to delegate to affiliated and unaffiliated sub-advisers (as in the Investment Management Agreements); however, for all the Funds managed under Current Management Agreement I such delegation is only permitted to affiliated sub-advisers.

Expenses. The Investment Management Agreements require Deutsche Asset Management to bear only those expenses associated with providing investment advisory services. Expenses associated with administration, as noted above, will be part of the separate Administrative Services Agreement. The Funds continue to be responsible for all other expenses incurred in their operations as set forth in the Administrative Services Agreements and any other charges or fees not specifically enumerated in the Current Management Agreements or the current administration agreement.

As noted above, proposed fee structure includes separate fees for transfer agency and sub-recordkeeping services for certain Funds, including administrative service fees and omnibus recordkeeping fees for certain Funds, as shown in the chart in Appendix J. Currently for these Funds, the transfer agency, sub-recordkeeping, administrative service and omnibus recordkeeping fees are paid as part of the administration agreement or as part of the Current Management Agreements, depending upon the Fund.

Brokerage Practices. Subject to the policies established by, and any direction from the Fund’s Board, under the Investment Management Agreements Deutsche Asset Management will continue to be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Deutsche Asset Management may explicitly select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) and pay commissions in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction, a practice commonly known as “soft dollars,” if Deutsche Asset Management determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or overall responsibilities that Deutsche Asset Management and its affiliates have with respect to accounts over which they exercise investment discretion.

Each Current Management Agreement also authorizes Deutsche Asset Management to select brokers and dealers for the execution of portfolio transactions, with such limitations as are also described in Appendix K. Current Management Agreement I, as do the Investment Management Agreements, gives specific authority to the Board of a Fund to adopt policies and procedures that may modify or restrict Deutsche Asset Management’s authority regarding trades for the Fund. Under policies adopted by the Boards of each Fund, Deutsche Asset Management cannot use Fund brokerage transactions to pay for research services generated by parties other than the executing broker-dealer.

Amendments. The Investment Management Agreements provide that no provision of such Agreement may be modified, unless the party against whom enforcement of the modification is sought provides written authorization and such amendment is approved in a manner consistent with the 1940 Act. The Current Management Agreements do not have a provision permitting such amendments.

Background and Board Considerations

The proposed Investment Management Agreement and related Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by Deutsche Asset Management and intended to, among other things:

•	reduce Deutsche Asset Management’s operational, business and compliance risk while increasing efficiency in its mutual funds operations; and

•	standardize and simplify the expenses and cap structures for Deutsche Asset Management’s mutual fund products.

The Board, all but one of whom are Independent Board Members, conducted a thorough review of the potential implications of the Investment Management Agreement and related Administrative Services Agreement on each Fund’s shareholders. They were assisted in this review by a special committee of the Board formed to review this proposal, by their independent legal counsel and by independent industry consultants. In the subsequent months, the Board and its committee met on numerous occasions to review and discuss the Investment Management Agreement and related Administrative Services Agreement, both among themselves and with representatives of Deutsche Asset Management. In the course of their review, the Board requested and received substantial additional information and negotiated changes to Deutsche Asset Management’s initial proposal.

On September 30, 2005, the Board of each Fund, and its Independent Board Members voting separately, approved the Investment Management Agreement and related Administrative Services Agreement with respect to each Fund. The Board also unanimously agreed to recommend that the Investment Management Agreement be approved by each Fund’s shareholders.

In approving the proposed Investment Management Agreement and the proposed Administrative Services Agreement, the Board considered the following factors, among others:

•	The separation of the investment management services and general administrative services provided by Deutsche Asset Management into two separate contracts, as is currently the case for some Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Funds without the cost of a shareholder meeting.

•	The standardization and simplification of contract provisions and fees charged to the Funds would reduce the risks of operational and compliance errors.

•	The overall scope of the services being provided by Deutsche Asset Management and the standard of care applicable to those services would not be reduced as a result of this restructuring.

•	The advisory fees paid by certain Funds would be reduced to reflect economies of scale resulting from growth in assets and fees paid by competitive funds. The Board carefully considered whether the proposed breakpoints would have any real effect on Fund fees. After lengthy negotiations with Deutsche Asset Management, the Board accepted the breakpoints proposed for the Funds, as contained in Appendix I.

•	A number of Funds will experience modest increases or decreases in the total fees paid to Deutsche Asset Management as a result of the effort to standardize fee arrangements.

•	Any expense increases experienced by any of the Funds as a result of this restructuring are fair and reasonable in relation to the nature and quality of services being provided by Deutsche Asset Management and the long-term benefit of improved efficiencies in both Deutsche Asset Management’s administration and the Board’s oversight of the Funds.

•	The expense limitation adopted by the Board would maintain Fund expenses at current levels through September 30, 2006, the normal contract renewal period for the Funds, and would be reconsidered as part of the Board’s consideration of the future continuance of the agreements.

In reaching this conclusion, the Board did not give any particular weight to any single factor identified above. The Board considered these factors over the course of several meetings, many of which were in executive session with the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual conclusions to approve the proposed new agreements.

In addition to the Investment Management Agreement, the Board approved the new Administrative Services Agreement between each Fund and Deutsche Asset Management, under which Deutsche Asset Management will provide or arrange for the provision of a variety of services for the ordinary operation of each class of the Funds, including accounting and administrative services. To control the total expenses charged to shareholders, Deutsche Asset Management has agreed with the Board to reimburse each Fund for expenses currently above a certain level of total expenses. Appendix M-1 contains more details on these expense reimbursements/advisory fee waivers.

After full and deliberate consideration, and after balancing the costs and benefits to shareholders, on September 30, 2005, the Board determined that, in light of all of the foregoing, the arrangements under the Investment Management Agreement were reasonable and fair to each Fund and its shareholders. Therefore, the Board voted unanimously to approve the Investment Management Agreements and recommend such Agreements to shareholders for their approval.

The Board evaluated the proposed restructuring of the current investment management arrangements in conjunction with its broader annual review of all contractual arrangements between the Funds and Deutsche

Asset Management and its affiliates. At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Funds and Deutsche Asset Management, pending shareholder approval of the proposed Investment Management Agreements. The factors considered by the Board in connection with its general contract review, which are also pertinent to its approval of the proposed Investment Management Agreement, are described in Appendix M to this Proxy Statement.

Market Timing Related Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS Funds’ advisers have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS Funds, the Funds’ investment advisers and their affiliates, and certain individuals, including in some cases Fund Board Members, officers, and other parties. Each DWS Fund’s investment adviser has agreed to indemnify the applicable DWS Funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the Funds or their advisers.

With respect to the lawsuits, based on currently available information, the Funds’ investment advisers believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS Funds.

With respect to the regulatory matters, Deutsche Asset Management has advised the Funds as follows:

Deutsche Asset Management expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS Funds. Deutsche Asset Management expects that it will reach settlement agreements with the SEC, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected Scudder Funds in accordance with a distribution plan to be developed by an independent distribution consultant who will be named in an expected SEC settled order. Deutsche Asset Management does not believe that any of the DWS Funds will be named as respondents or defendants in any proceedings. The Funds’ investment advisers do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS Funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, Deutsche Asset Management believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at Deutsche Asset Management and at the legacy Scudder and Kemper organizations prior to their acquisition by Deutsche Asset Management in April 2002. Among the terms of the expected settled orders, Deutsche Asset

Management would be subject to certain undertakings including maintaining existing management fees for the affected funds for a period of five years. Deutsche Asset Management, while neither admitting nor denying charges, expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in excessive trading in certain DWS Funds and (ii) by failing more generally to take adequate measures to prevent excessive trading in the DWS Funds, primarily during the 1999-2001 period. With respect to the trading arrangements, Deutsche Asset Management expects that the settlement documents will include allegations related to one legacy Deutsche Asset Management arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current Deutsche Asset Management organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche Fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current Deutsche Asset Management employee approved the trading arrangements, and Deutsche Asset Management’s current senior management was not in place at the time these arrangements existed.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The Independent Board Members of the DWS Funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements will be made available at dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters

Deutsche Asset Management is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding Deutsche Asset Management’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS Funds to broker-dealers that sold shares in the DWS Funds and provided enhanced marketing and distribution for shares in the DWS Funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements will be made available at dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Information about the Current Investment Advisers

The name, address and principal occupation of each principal executive officer and director of DeAM, Inc. are set forth below. Unless otherwise indicated, the address of each person is c/o Deutsche Asset Management, Inc., 345 Park Avenue, Mailstop NYC20-1626, New York, New York 10154.

Officer	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder

Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and DWS Scudder

Jennifer Birmingham	Chief Financial Officer and Treasurer	Director, Private Clients and Asset Management

A. Thomas Smith	Secretary and Chief Legal Officer	Head of Asset Management Legal-Americas and Head of the Asset Management Global Practice Group

Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management

Philip W. Gallo	Chief Compliance Officer	Head of Asset Management Compliance

Joseph Rice(1)	Assistant Treasurer	Director, Group Treasury Americas

Niral Kalaria	Assistant Secretary	Senior Counsel for Asset Management

John H. Kim	Assistant Secretary	Senior Counsel for Asset Management

(1)	Mr. Rice’s address is 60 Wall Street, New York, New York 10005.

The name, address and principal occupation of each principal executive officer and director of ICCC are set forth below. Unless otherwise indicated, the address of each person is c/o Investment Company Capital Corp., 345 Park Avenue, Mailstop NYC20-1626, New York, New York 10154.

Officer	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder

Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and DWS Scudder

Jennifer Birmingham	Chief Financial Officer and Treasurer	Director, Private Clients and Asset Management

A. Thomas Smith	Secretary and Chief Legal Officer	Head of Asset Management Legal-Americas and Head of the Asset Management Global Practice Group

Philip W. Gallo	Chief Compliance Officer	Head of Asset Management Compliance

Joseph Rice(1)	Assistant Treasurer	Director, Group Treasury Americas

Paul Schubert	Assistant Treasurer	Chief Financial Officer of the DWS Funds

Niral Kalaria	Assistant Secretary	Senior Counsel for Asset Management

John H. Kim	Assistant Secretary	Senior Counsel for Asset Management

(1)	Mr. Rice’s address is 60 Wall Street, New York, New York 10005.

DeAM, Inc. is a wholly owned subsidiary of Deutsche Asset Management Group Limited, an indirect wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

ICCC is a wholly owned subsidiary of Alex. Brown Financial Corporation, an indirect wholly owned subsidiary of Deutsche Bank.

See Appendix E for positions held by the officers of the Fund with DeAM, Inc. or ICCC or their affiliates.

DeAM, Inc. and ICCC act as investment adviser to mutual funds (the “Similar Funds”) having a similar investment objective to certain of the Funds. Appendix N sets forth information regarding the Similar Funds.

Appendix O sets forth information about each Fund’s relationship with DeAM, Inc., ICCC and certain affiliates.

Required Vote and Other Information

Each Fund will vote separately with respect to approval of its proposed Investment Management Agreement. For each Fund, approval of the proposed Investment Management Agreement requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

For each Feeder, in view of the master-feeder structure discussed earlier, approval of Proposal II-A requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds) are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds), determined by reference to the shares outstanding of the various feeder funds. Shareholders of each Feeder who do not vote will not affect the Fund’s votes at the Portfolio meeting. The percentage of such Fund’s votes representing Fund shareholders not voting will be voted by the Board or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote. Shareholders of each Feeder will also vote on a proposed Investment Management Agreement for the Fund.

The Investment Management Agreement would take effect for a Fund on the first day of the following month if the Meeting at which shareholders of that Fund approve the Agreement is held on or before the 15th day of the month. If the Meeting at which shareholders approve the Agreement is after the 15th day of the month, the Agreement for that Fund would take effect on the first day of the next succeeding month. (For example, if shareholders of a Fund approve the Agreement on May 5, 2006, the Agreement for that Fund would take effect on June 1, 2006. If the shareholders approve the Agreement on May 20, 2006, the Agreement would take effect on July 1, 2006.)

In the event that shareholders of a Fund do not approve the Investment Management Agreement for such Fund, the Current Management Agreement and current accounting services agreement, if applicable, for such Fund would remain in effect, and the Board would take such action as it deems in the best interest of the Fund and its shareholders. If shareholders of some of the Funds approve Proposal II-A and others do not, the Investment Management Agreement will go into effect for those Funds whose shareholders approve Proposal II-A, and the Board will consider what further actions may be appropriate with respect to Proposal II-A for those Funds that did not approve Proposal II-A.

Recommendation of the Board

The Board of each Fund believes that approval of the proposed Investment Management Agreement is in the best interest of shareholders of the Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the Investment Management Agreement as set forth in Proposal II-A.

PROPOSAL II-B

APPROVAL OF AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT WITH DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

Each Fund’s Board has approved, and recommends that shareholders of each Fund approve, an amended and restated investment management agreement between the Fund and DeIM (the “DeIM Agreement”). The fees to be charged and the services to be provided by DeIM under the DeIM Agreement are identical to the fees and services to be provided by DeAM, Inc. or ICCC under the proposed Investment Management Agreement. If approved by Fund shareholders, the DeIM Agreement would become effective within two years of the date of the Meeting, upon approval by the Fund’s Independent Board Members.

Approval of the DeIM Agreement by the Fund’s shareholders will permit Deutsche Asset Management, upon the approval of the Fund’s Independent Board Members, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the DeIM Agreement is needed to permit Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for DeIM to consolidate Deutsche Asset Management’s U.S. mutual fund operations within a single asset management entity.

Please refer to Proposal II-A and Appendix K for a complete discussion of the proposed Investment Management Agreement and the differences between that agreement and the Current Management Agreement. The proposed form of Investment Management Agreement is set forth in Appendix G to this Proxy Statement. The DeIM Agreement is identical to the Investment Management Agreement attached as Appendix G except for the name of the investment manager and the dates of execution, effectiveness and initial term.

Board Consideration of DeIM

The factors considered by the Board of the Fund in approving the proposed Investment Management Agreement and continuing the Fund’s Current Management Agreement with DeAM, Inc. or ICCC are set forth in Proposal II-A and Appendix M.

At a meeting of each Fund’s Board held on February 7, 2006, the Board considered the proposed appointment of DeIM as the Fund’s investment manager and the proposed DeIM Agreement. To assist the Board in its consideration of the DeIM Agreement, as discussed below, the Board received and considered extensive information about DeIM and reviewed the potential implications of the DeIM Agreement on the Fund’s shareholders. On February 7, 2006, the Board, including the Independent Board Members, approved the DeIM Agreement and directed that the DeIM Agreement be submitted to the Fund’s shareholders for approval.

At the February 7, 2006 meeting, representatives of Deutsche Asset Management made a detailed presentation regarding DeIM’s organizational structure, assets under management, financial condition and asset management services. Deutsche Asset Management advised the Board that there were a number of different advisory entities within the business unit as a result of acquisitions over the years and that it was seeking to consolidate the investment management functions for all the DWS Funds within in a single advisory entity in order to simplify the organizational structure of its mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. Deutsche Asset Management advised the Board that the same portfolio managers would be responsible for Fund operations, but as employees of DeIM rather than of DeAM, Inc. or ICCC.

Deutsche Asset Management informed the Board that the deferral in implementing the DeIM Agreement is needed to permit Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for DeIM to consolidate Deutsche Asset Management’s U.S. mutual fund operations. Deutsche Asset Management also emphasized to the Board that the DeIM Agreement would be implemented only upon the approval of the Fund’s Independent Board Members based on information they then deemed adequate and necessary to consider these arrangements.

In approving the DeIM Agreement, the Board acknowledged that it was very familiar with the services and capabilities of DeIM as an investment manager to other DWS Funds, including the DWS Commodity Securities Fund, and that there was currently substantial overlap between the Fund’s current investment adviser and DeIM, the proposed investment manager, with respect to personnel, policies, investment processes and supervisory oversight. The Board considered factors that it believes relevant to the interests of Fund shareholders, including:

•	The nature, extent and quality of services to be provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (particularly that the Fund would continue to receive services from the same personnel but as employees of DeIM), resources, policies and investment processes. The Board also considered the terms of the DeIM Agreement, including the scope of services to be provided under that agreement and the proposed administrative services agreement. The Board took note of the fact that the proposed DeIM Agreement was substantially identical to the proposed Investment Management Agreement with the Fund’s current investment adviser that it had approved after a thorough review. In this regard, the Board concluded that the quality and range of services to be provided by DeIM should benefit the Fund and its shareholders.

•	The costs of the services to, and profits to be realized by, DeIM and its affiliates from their relationships with the Fund. In analyzing DeIM’s projected costs and profits, the Board also reviewed the fees to be paid to and services to be provided by DeIM and its affiliates with respect to administrative services. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs expected to be incurred by DeIM and its affiliates in providing services to the Fund.

•	DeIM’s practices regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund and reporting on these practices to the Board. The Board indicated that it would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. The Board considered the significant attention and resources dedicated by Deutsche Asset Management to documenting and enhancing its compliance procedures in recent years and its substantial commitment of resources to compliance matters. The Board took note of Deutsche Asset Management’s assurances that DeIM had benefited and would continue to benefit from the organization’s commitment to compliance.

•	The commitment of Deutsche Bank, the parent company of DeIM, DeAM, Inc. and ICCC, to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders as part of the transition from the Fund’s current investment adviser to DeIM. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Fund shareholders.

In approving the DeIM Agreement in principle, the Board did not give particular weight to any single factor identified above. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the DeIM Agreement.

Information Regarding DeIM

The name, address and principal occupation of each principal executive officer and each director of DeIM is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154.

Officer	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder

Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and DWS Scudder

Jennifer Birmingham	Chief Financial Officer and Treasurer	Director, Private Clients and Asset Management

A. Thomas Smith	Secretary and Chief Legal Officer	Head of Asset Management Legal- Americas and Head of the Asset Management Global Practice Group

Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management

Pierre de Weck(1)	Executive Vice President	Global Head of Private Wealth Management and Member of Group Executive Committee

Philip W. Gallo	Chief Compliance Officer	Head of Asset Management Compliance

Joseph Rice(2)	Assistant Treasurer	Director, Group Treasury Securities

Niral Kalaria	Assistant Secretary	Senior Counsel for Asset Management

John H. Kim	Assistant Secretary	Senior Counsel for Asset Management

(1)	Mr. de Weck’s address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB.
(2)	Mr. Rice’s address is 60 Wall Street, New York, New York 10005.

DeIM is a wholly owned subsidiary of Deutsche Bank Americas Holding Corporation (“DBAHC”). DBAHC is a wholly owned subsidiary of Taunus Corporation, which in turn is a wholly owned subsidiary of Deutsche Bank.

See Appendix E for positions held by the officers of the Fund with DeIM or its affiliates.

DeIM acts as an investment adviser to mutual funds (the “Similar Funds”) having a similar investment objective to certain of the Funds. Appendix N sets forth information regarding the Similar Funds.

Appendix O sets forth information about each Fund’s relationship with DeIM and certain affiliates.

Required Vote and Other Information

Each Fund will vote separately with respect to approval of the proposed DeIM Agreement. For each Fund, approval of the proposed DeIM Agreement requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

For each Feeder, in view of the master-feeder structure discussed earlier, approval of Proposal II-B requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds) are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds), determined by reference to the shares outstanding of the various feeder funds. Shareholders of each Feeder who do not vote will not affect the Fund’s votes at the Portfolio meeting. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote. Shareholders of each Feeder will also vote on the proposed DeIM Agreement for the Fund.

In the event that Fund shareholders approve Proposal II-A but do not approve Proposal II-B, the Investment Management Agreement for the Fund would go into effect as outlined under Proposal II-A but the DeIM Agreement will not be implemented. The Board of the Fund would then take such action as it deems in the best interest of the Fund and its shareholders.

Recommendation of the Board

The Board of each Fund believes that approval of the proposed DeIM Agreement is in the best interest of shareholders of the Fund. Accordingly, the Board unanimously recommends that Fund shareholders vote FOR approval of the DeIM Agreement as set forth in Proposal II-B.

PROPOSAL II-C

APPROVAL OF A SUB-ADVISER APPROVAL POLICY

The Board of each Fund has approved, and recommends that shareholders of the Fund approve, a policy that would permit Deutsche Asset Management, subject to the approval of the Board and a majority of the Independent Board Members, to appoint and replace sub-advisers without shareholder approval (the “Sub-Adviser Approval Policy”). In addition, the Board approved, and recommends that shareholders of the Fund approve, a policy that would permit Deutsche Asset Management to change the sub-advisory agreement, as applicable, for the Funds in the future without shareholder approval. If approved by the Fund’s shareholders, the policy would apply only to sub-advisers that are not affiliated with Deutsche Asset Management.

Statutory Authority

Under the 1940 Act, no person may serve as an investment adviser, including as a sub-adviser, to an investment company except pursuant to a written contract that has been approved by the shareholders of the company. As a result, without an order exempting the Funds from these provisions or an SEC rule, the Funds would be unable to implement the proposed sub-adviser approval policy as set forth in this proposal. The Funds intend to file an application with the SEC for an exemptive order permitting the Funds to implement the policy. While a number of other mutual funds complexes have obtained such exemptive relief, there can be no assurance that the Funds’ exemptive application will be granted. The SEC proposed Rule 15a-5 under the 1940 Act in October 2003, to permit the appointment and termination of unaffiliated sub-advisers and amendments to sub-advisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 since its proposal, and there is no assurance that the rule will be adopted as proposed.

It is generally a condition of such exemptive orders and proposed Rule 15a-5 that shareholder approval be obtained before a sub-adviser approval policy is implemented.

Current Sub-Adviser Approval Process

Currently, after obtaining approval by the Board and a majority of the Independent Board Members, the Fund’s shareholders must approve any sub-advisory contract between Deutsche Asset Management and another investment adviser (other than an adviser controlled by or under common control with Deutsche Asset Management) pursuant to which the other adviser provides the Fund with investment management services.

Proposed Sub-Adviser Approval Policy

The Sub-Adviser Approval Policy would permit Deutsche Asset Management, subject to the approval of the Board, including a majority of the Independent Board Members, to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval.

If the Sub-Adviser Approval Policy is adopted, the Board, including the Independent Board Members, will continue to evaluate and approve all new sub-advisory contracts between Deutsche Asset Management and any sub-adviser, as well as all changes to existing sub-advisory contracts. In addition, the Fund and Deutsche Asset Management will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever Deutsche Asset Management acts under the Sub-Adviser Approval Policy, including any shareholder notice requirements.

Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by a Fund to its investment adviser or the investment adviser’s duties and responsibilities toward the Fund under the Current Management Agreement or proposed Investment Management Agreement between the investment adviser and the Fund.

Benefits of the Sub-Adviser Approval Policy

The Board believes that it is in the best interest of the Fund’s shareholders to give Deutsche Asset Management greater flexibility to select, supervise and evaluate sub-advisers without incurring the expense and potential delay of seeking specific shareholder approval. Under current applicable law, while a change in investment management arrangements involving one or more sub-advisers can be put into place promptly on a temporary basis, a Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. If Deutsche Asset Management and the Board are authorized to implement the Sub-Adviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated sub-adviser when the Board and the investment adviser believe that the appointment would benefit the Fund and its shareholders.

The Board also believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisers in Deutsche Asset Management, subject to review and approval by the Board, in light of the investment adviser’s significant experience and expertise in this area. The Board believes that investors may choose to invest in the Funds because of the investment adviser’s experience in this respect. Finally, the Board will oversee the sub-adviser selection process to ensure that shareholders’ interests are protected whenever the investment adviser selects a sub-adviser or modifies a sub-advisory contract. The Board will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board believes that its review and approval will ensure that the investment adviser continues to act in the best interests of the Fund and its shareholders.

Required Vote

Each Fund will vote separately on the Sub-Adviser Approval Policy. Approval of the Sub-Adviser Approval Policy with respect to a Fund requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If the shareholders of a Fund fail to approve the Sub-Adviser Approval Policy, the current policy will remain in effect for that Fund.

Shareholders of each Feeder will vote on the election of Proposal II-C both for the Fund and for the Portfolio, in view of the master-feeder structure discussed above. Approval of Proposal II-C for the Portfolio requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds) are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds), determined by reference to the shares outstanding of the various feeder funds. Shareholders of each Feeder who do not vote will not affect the Fund’s votes at the Portfolio meeting. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” Proposal II-C.

PROPOSAL III

APPROVAL OF THE REVISION OF FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions or policies that are “fundamental,” meaning that they cannot be changed without shareholder approval. Over time, some Funds adopted fundamental restrictions to reflect certain regulatory, business or industry conditions. Changes in applicable law or regulation now permit investment companies like the Funds to remove or revise certain of these restrictions, if approved by the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the applicable Fund. In addition, different DWS Funds have adopted different language for similar restrictions and/or have restrictions that are combined in different ways.

Each Fund’s Board has concluded that certain restrictions should be revised based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. At the Meeting, shareholders will be asked to approve the revised restrictions. A list of the restrictions that would apply to each Fund if each proposal is approved by its shareholders is set forth in Appendix P.

The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The proposed modifications are expected to facilitate the management of the Funds’ assets and simplify the process of monitoring compliance with investment restrictions. Except as noted below, the 1940 Act does not require these investment restrictions to be fundamental.

The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged. The Funds will continue to be managed in accordance with the investment parameters described in their Prospectuses and Statements of Additional Information and in accordance with applicable law, including Rule 2a-7 under the 1940 Act, which places strict limitations on the types of securities that can be purchased by money market funds, such as the Funds. Certain of the revised restrictions would give the Funds an increased ability to engage in certain activities, as described in more detail below. The Board may adopt such non-fundamental investment restrictions for the Funds as it determines to be appropriate and in the shareholders’ best interests, and those restrictions could be adopted without shareholder approval. The proposed modifications are not expected to affect significantly the manner in which the Funds are managed. Certain of the proposed changes could result in a material increase in the level of investment risk associated with an investment in a particular Fund, if a proposal provides greater authority (to borrow money, for example), and that Fund utilizes that increased authority. The increased risks to the Funds are detailed below.

Each Fund’s Board unanimously recommends that shareholders approve the proposal to amend or remove each Fund’s fundamental investment restrictions, as discussed below. The Funds affected by the proposed changes are listed in italics at the beginning of each section. Each section sets out the fundamental investment restrictions that will apply to each Fund if shareholders of that Fund approve the proposal.

In certain modified investment restrictions below, the reference to interpretation or modification by a regulatory authority having jurisdiction is intended to include no-action letters or interpretive positions or releases issued by the staff of the SEC or another regulatory agency with jurisdiction over the Funds.

Shareholders will be asked to vote on each proposed revised fundamental investment restriction separately on their enclosed Proxy Card.

Shareholders of each Feeder will be asked to vote on each proposed revised fundamental investment restriction separately on their enclosed Proxy Card (with respect to the Fund) and Voting Instruction Form (with respect to the Portfolio). For this Fund, no investment restriction will prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives.

Proposal III-A:    Borrowing Money.

Funds to which this Proposal applies: Each Fund

If shareholders of a Fund approve Proposal III-A, the Fund’s current fundamental investment restriction on borrowing money would be modified to read as follows:

“The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33-1/3% of its total assets. Currently, however, the borrowing authority of an individual Fund varies from 5% to 33-1/3% of the Fund’s total assets. In addition, the borrowing authority of the Funds varies with respect to their ability to borrow from entities other than banks and to engage in reverse repurchase agreements or dollar rolls. (Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund’s agreement to repurchase the securities at an agreed upon date and price, which typically reflects the original purchase price plus the current market rate of interest. In a dollar roll transaction, the Fund sells a security and agrees to buy a substantially similar security for future delivery.)

There is no federal requirement that the Fund have a fundamental investment restriction on purchasing securities while borrowings are outstanding. Removing the fundamental investment restriction on purchasing securities when borrowings are outstanding will enhance the Fund’s flexibility. In order to maximize the Fund’s investment flexibility, the Board proposes that this fundamental investment restriction be removed.

To limit the risks attendant to borrowing, a Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. To the extent a Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate a Fund’s net investment income in any given period. Generally, money market funds may not borrow money except to engage in repurchase agreements

Proposal III-B:    Pledging Assets.

Funds to which this Proposal applies: Each Fund except DWS Prime Series, DWS Treasury Series and DWS Tax-Free Series

If shareholders of a Fund approve Proposal III-B, the Fund’s current fundamental investment restrictions on pledging assets would be removed.

Discussion of Proposed Modifications. The pledging restrictions of the Funds vary and, in some cases, could limit a Fund’s ability to borrow on a secured basis.

The Board believes that it is advantageous to remove the fundamental investment restrictions on pledging assets since it would improve the Funds’ investment flexibility and permit them to address the appropriateness of pledging assets on a case-by-case basis, consistent with current industry practice and market conditions. Generally, money market funds cannot pledge their assets.

Pledging or otherwise encumbering Fund assets entails certain risks. For instance, a Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.

Proposal III-C:    Senior Securities.

Funds to which this Proposal applies: Each Fund

If shareholders of a Fund approve Proposal III-C, the Fund’s current fundamental investment restriction on senior securities would be modified to read as follows:

“The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The proposed modification would permit the Funds to issue senior securities up to the most recently prescribed limits under the 1940 Act and accompanying regulatory interpretations. The 1940 Act establishes limits on the ability of the Funds to engage in leverage through the issuance of “senior securities,” a term that is defined, generally, to refer to a Fund’s obligations that have a priority over the Fund’s shares with respect to the distribution of Fund assets or the payment of dividends. The Funds’ current fundamental investment restrictions relating to the issuance of senior securities vary. Most of these restrictions generally permit the issuance of senior securities to the extent permitted by the 1940 Act or the Fund’s policies regarding borrowings. Money market funds cannot issue senior securities.

Proposal III-D:    Concentration for Funds That Will Concentrate in Bank Obligations.

Funds to which this Proposal applies: Cash Management Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Daily Assets Fund Institutional, DWS Prime Series, Money Market Fund Investment

If shareholders of a Fund approve Proposal III-D, the Fund’s current fundamental investment restriction on concentration would be modified to read as follows:

“The Fund may not concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.”

Discussion of Proposed Modifications. The current fundamental restrictions for Cash Management Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional and Money Market Fund

Investment require the Funds to invest more than 25% of their total assets in obligations of U.S. and foreign banks under normal market conditions. The current fundamental investment restriction of Daily Assets Fund Institutional requires the Fund to invest more than 25% of its total assets in the obligations of banks and other financial institutions. For each of these Funds, the proposed change would have no material effect on the Fund’s investments, but would simplify and standardize the Fund’s concentration policy. The Funds would still be prohibited from concentrating their investments in any other industry (excluding U.S. government obligations), as concentration is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction.

DWS Prime Series does not have a fundamental policy on concentration. For this Fund, the adoption of the proposed restriction would require the Fund to invest more than 25% of its total assets in banks and other financial institutions. The proposed policy would eliminate the Fund’s ability to invest less than 25% of its total assets in securities of banks and would permit the Fund to invest in securities of foreign banks in order to satisfy this concentration policy.

A significant portion of all eligible money market instruments is issued by banks and other financial institutions and Deutsche Asset Management has advised the Board of DWS Prime Series that the proposed restriction would permit the DWS Prime Series to invest a greater percentage of its assets in a large segment of available money market instruments and may provide the potential for increasing this Fund’s returns. Each Fund’s investments in a single industry, however, even though representing interests in different companies in such industry, may be affected by common economic forces and other factors. If a Fund concentrates in the banking industry, it may be particularly vulnerable to factors affecting that industry. These risks include a sustained increase in interest rates, which can adversely affect the availability and cost of a bank’s lending activities; exposure to credit losses during times of economic decline; concentration of loan portfolios in certain industries; regulatory developments; and competition among financial institutions. Investments in foreign banks, in addition to the risks described above, also subject a Fund to enhanced risks relating to liquidity, marketability, foreign taxation, nationalization and currency exchange controls. In addition, foreign banks are not subject to examination by any U.S. governmental agency or instrumentality. All Fund investments would continue to comply with applicable SEC regulations relating to money market funds.

Proposal II-E:    Concentration for Funds That Will Not Concentrate in Bank Obligations

Funds to which this Proposal applies: DWS Tax-Free Series, DWS Treasury Series, New York Tax Free Money Fund Investment, Tax Free Money Fund Investment, Treasury Money Fund Investment, Treasury Money Fund Institutional

If shareholders of a Fund approve Proposal III-E, the Fund’s current fundamental investment restriction on concentration would be modified to read as follows:

“The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The current fundamental investment restrictions of the Funds listed above, except DWS Treasury Series, prohibit concentration in a particular industry, excluding U.S. government obligations. For each of these Funds, the proposed change would have no material effect on the Fund’s investments, but would simplify and standardize the Fund’s concentration policy. The Funds would still be prohibited from concentrating their investments in any other industry (excluding U.S. government obligations), as concentration is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction. U.S. government obligations and municipal obligations are not considered an “industry” for purposes of the 1940 Act policy on concentration. Treasury Money Fund Investment and Treasury Money Fund Institutional would still invest exclusively in Treasury obligations, while New York Tax Free Money Fund Investment and Tax Free Money Fund Investment would still invest at least 80% of their assets in municipal obligations.

DWS Treasury Series currently does not have a fundamental investment restriction regarding concentration. Adoption of this restriction will have no material effect on the Fund’s investments, which will still be exclusively Treasury obligations.

Proposal III-F:    Underwriting of Securities.

Funds to which this Proposal applies: Each Fund

If shareholders of a Fund approve Proposal III-F, the Fund’s current fundamental investment restriction on underwriting of securities would be modified to read as follows:

“The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.”

Discussion of Proposed Modifications. The proposed new restriction would revise the current restriction without making any material changes and would conform the Funds’ restriction in this area to that of other Funds in the fund complex.

Proposal III-G:    Real Estate Investments.

Funds to which this Proposal applies: Each Fund

If shareholders of a Fund approve Proposal III-G, the Fund’s current fundamental investment restriction on real estate investments would be modified to read as follows:

“The Fund may not purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. Most Funds’ current fundamental investment restrictions generally prohibit the purchasing or selling of real estate, but except securities secured by real estate or interests therein. Most of the Funds also explicitly prohibit the holding or selling of real estate except for real estate acquired as a result of the Fund’s ownership of securities.

The proposed restriction would preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate. As a result of exercising its rights attached to real estate-related securities, a Fund could eventually own an interest in real property. If this occurs, the Fund would consider the appropriate action to take with respect to the property, including disposing of the property, consistent with the Fund’s best interests.

Proposal III-H:    Commodities.

Funds to which this Proposal applies: Each Fund

If shareholders of a Fund approve Proposal III-H, the Fund’s current fundamental investment restriction on investing in commodities would be modified to read as follows:

“The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The current policy of each Fund prohibits the purchase of physical commodities or contracts related to physical commodities. Physical commodities include bulk goods, such as grains, metals and foodstuffs. Under the proposed policy, each Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. As a result, if this proposal is approved, the Funds would not be restricted from purchasing physical commodities or physical commodity-related instruments. None of the Funds’ investment strategies currently contemplates investments in physical commodities or contracts related to physical commodities, and Deutsche Asset Management does not currently anticipate proposing any changes to such investment strategies to allow such investments. Moreover, money market funds may not invest in commodities. Therefore, amending this investment policy currently is not expected to have a material effect on a Fund.

Proposal III-I:    Lending.

Funds to which this Proposal applies: Each Fund

If shareholders of a Fund approve Proposal III-I, the Fund’s current fundamental investment restriction on lending would be modified to read as follows:

“The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend. The Funds’ current fundamental investment restrictions on lending vary. Most generally prohibit the making of loans (except for the lending of portfolio securities, in some cases subject to a limit of 30% of the Fund’s total assets (taken at market value)) and specify that an investment in short-term obligations or debt instruments does not constitute the making of a loan. All of the Funds specifically exclude repurchase agreements from their lending restrictions. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The SEC frequently treats these agreements as loans.)

The proposed modifications would: (1) permit securities lending and the use of repurchase agreements by all the Funds; and (2) allow the Funds to lend money and other assets—thus becoming a creditor—to the full extent permitted under the 1940 Act. The proposed modifications would also conform each Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they are modified from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

Proposal III-J:    Portfolio Diversification

Funds to which this Proposal applies: Each Fund

If shareholders of a Fund approve Proposal III-J, the Fund’s current fundamental investment restriction on portfolio diversification would be modified to read as follows:

“The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. Each Fund is a “diversified” fund under the 1940 Act and, accordingly, must have fundamental restrictions or policies establishing the percentage limitations with respect to investments in individual issuers that it will follow in order to qualify as “diversified.” The Funds have stated their diversification restrictions in different ways, and current restrictions are somewhat more limiting than is necessary in order to qualify as “diversified” funds. For example, some Funds’ restrictions do not reflect the authority that “diversified” funds have to invest a greater portion of assets in the securities of other investment companies.

The proposed restriction would modify the Funds’ fundamental investment restrictions regarding the Fund’s classification as a “diversified” fund under the 1940 Act to rely on the definition of the term “diversified” in the 1940 Act rather than stating the relevant limitations expressed under current law. Currently, under the 1940 Act, a “diversified” fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its instrumentalities or securities of other investment companies) if, as a result, as to 75% of its total assets, more than 5% of the value of the fund’s total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund (the “75% test”). Thus, the proposed fundamental investment restriction will apply to each Fund the 75% test, as it may be amended from time to time (without a Fund’s Board or shareholders taking further action).

The Funds are subject to additional, stricter diversification requirements imposed by Rule 2a-7 under the 1940 Act. Rule 2a-7 currently limits a money market fund to investing no more than 5% of its assets in the securities of a single issuer. This requirement applies with respect to 100% of a money market fund’s assets, in contrast to the 75% test, which applies with respect to 75% of a non-money market fund’s assets. Rule 2a-7 does provide a safe harbor for a money market fund to invest up to 25% of its assets in securities of a single issuer, but only for a period of up to three days.

Proposal III-K:    Investing for Control.

Funds to which this Proposal applies: Each Fund except DWS Prime Series, DWS Tax-Free Series and DWS Treasury Series

If shareholders of a Fund approve Proposal III-K, the Fund’s current fundamental investment restriction on investing for the purpose of exercising control would be removed.

Discussion of Proposed Modifications. In order to improve each Fund’s investment flexibility, the Board proposes that each Fund’s restriction relating to investing for the purpose of exercising control or management be removed. The Funds currently do not intend to make investments for the purpose of exercising control.

Proposal III-L:    Acquiring More than 10% of the Voting Securities of Any One Issuer.

Funds to which this Proposal applies: Each Fund except DWS Prime Series, DWS Tax-Free Series and DWS Treasury Series

If shareholders of a Fund approve Proposal III-L, the Fund’s current fundamental investment restriction on acquiring more than 10% of voting securities of any one issuer would be removed.

Discussion of Proposed Modifications. The 10% limitation is more stringent than the limit on investment in a single issuer applicable to diversified funds generally, which applies this limit to only 75% of a fund’s assets. Rather than modifying the limit for these Funds, the Board of each Fund proposes that the Fund’s limit on investment in a single issuer be removed because it is governed by the Fund’s determination to be a diversified investment company under the 1940 Act, which status could not be changed except with shareholder approval. Money market funds cannot purchase voting securities under Rule 2a-7.

Proposal III-M:    Restricted and Illiquid Securities.

Fund to which this Proposal applies: Each Fund except DWS Prime Series, DWS Tax-Free Series and DWS Treasury Series

If shareholders of a Fund approve Proposal III-M, the Fund’s current fundamental investment restriction on investing in securities subject to restrictions on disposition (so-called “restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), and illiquid securities would be removed.

Discussion of Proposed Modification. In order to improve each Fund’s investment flexibility, the Board proposes that this restriction be removed. If this restriction is removed, the Funds will remain subject to the SEC’s limitations in this area. Current SEC interpretations provide that money market mutual funds, such as the Funds, cannot invest more than 10% of their net assets in illiquid securities. Under current SEC interpretations, certain securities which are “restricted securities” under the 1933 Act may nevertheless be deemed “liquid” for purposes of these limitations if a sufficient trading market exists for them. Such securities include commercial paper issued under Section 4(2) of the 1933 Act and privately placed securities which can be traded among institutions pursuant to Rule 144A under the 1933 Act.

Illiquid securities involve additional risks, including the risk that it may be difficult to obtain an accurate price for the security and that it may be difficult or impossible to sell the security at the time and the price that the Fund would expect.

Proposal III-N:    Securities Issued by Other Investment Companies.

Fund to which this Proposal applies: Each Fund except DWS Prime Series, DWS Tax-Free Series and DWS Treasury Series

If shareholders of a Fund approve Proposal III-N, the Fund’s current fundamental investment restrictions on investments in securities issued by other investment companies would be removed.

Discussion of Proposed Modifications. The 1940 Act limits the extent to which a fund may acquire securities of other investment companies. Under the 1940 Act, a fund’s investment in investment companies generally—but subject to many exceptions—cannot exceed (i) 3% of the total outstanding voting shares of any one investment company, (ii) 5% of the fund’s total assets with respect to shares of any one investment company, and (iii) 10% of the fund’s total assets with respect to shares of investment companies in the aggregate. Pursuant to an exemptive order issued by the SEC, each Fund is permitted to invest in excess of these limits in the shares of affiliated investment companies, including money market funds and DWS Cash Management QP Trust.

The Funds currently may not invest in other investment companies except as permitted under the 1940 Act. In order to conform the Funds’ restriction in this area to that of other Funds in the fund complex, the Board proposes that this restriction be removed. Any such investment would still be subject to the requirements of the 1940 Act.

Proposal III-O:    Short Sales.

Funds to which this Proposal applies: Each Fund except DWS Prime Series, DWS Tax-Free Series and DWS Treasury Series

If shareholders of a Fund approve Proposal III-O, the Fund’s current fundamental investment restriction on short sales of securities would be removed.

Discussion of Proposed Modifications. Typically, in a short sale, an investor borrows a security from a lender, sells that security to a third party, and is obligated to return an identical security to the lender. The obligation to return an identical security to the lender involves the risk that the price of the securities that the borrower is obligated to purchase (and then return to the lender) may be higher than the price the borrower received for the sale of the securities. Money market funds cannot engage in short sales.

Proposal III-P:    Warrants.

Fund to which this Proposal applies: Each Fund except DWS Prime Series, DWS Tax-Free Series and DWS Treasury Series

If shareholders of a Fund approve Proposal III-P, the Fund’s current fundamental investment restriction prohibiting the purchase of warrants would be removed.

Discussion of Proposed Modification. The Board proposes that these Funds’ fundamental investment restriction on the purchase of warrants be removed. Acquisition of warrants, like other securities, may serve the best interests of investors, and a Fund’s Board is in the best position to determine the appropriateness of a policy permitting or prohibiting the purchase of the asset. The change would conform the Fund’s restriction in this area to that of other Funds in the fund complex. The Funds are not permitted to invest in warrants under the rules currently applicable to money market funds.

Warrants are derivative securities that entitle the holder to purchase another security at a specified price at any time during the life of the warrants. When a fund purchases a warrant, it expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the fund will suffer a loss equal to the purchase price of the warrant.

Proposal III-Q:    Issuers Whose Securities Are Owned by Officers and Trustees of the Fund or its Investment Adviser.

Fund to which this Proposal applies: Each Fund except DWS Prime Series, DWS Tax-Free Series and DWS Treasury Series

If shareholders of a Fund approve Proposal III-Q, the Fund’s current fundamental investment restriction on investments in issuers whose securities are owned by officers and trustees of the Fund or its investment adviser would be removed.

Discussion of Proposed Modifications. Each Fund currently prohibits investments in an issuer where any of the officers or trustees of the Fund or its investment adviser owns individually more than  1/2 of 1% of the securities of the issuer, and together such officers and trustees own more than 5% of the securities of the issuer. In order to improve the Fund’s investment flexibility, the Board proposes that this restriction be removed. The removal of this investment restriction will not remove any meaningful existing safeguard against transactions involving conflicts of interest between portfolio companies and the Fund’s trustees, officers or advisers, including those imposed by the Fund’s Code of Ethics or other applicable legal or regulatory limitations.

Proposal III-R:    Oil, Gas and Mineral Programs.

Funds to which this Proposal applies: Each Fund except DWS Prime Series, DWS Tax-Free Series and DWS Treasury Series

If shareholders of a Fund approve Proposal III-R, the Fund’s current fundamental investment restriction on investments in oil, gas and mineral programs would be removed.

Discussion of Proposed Modifications. The Funds’ current restrictions prohibit these investments. In order to maximize each Fund’s investment flexibility, the Boards propose that each Fund’s restriction on oil, gas, and mineral investments be removed.

Investments in oil, gas, and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments, entail certain risks, including price volatility, risks of political and social disturbances, and foreign risks such as the existence of multinational cartels and competition. As money market funds, the Funds may not invest in oil, gas or mineral interests except insofar as a company involved in oil, gas or mineral interests may issue securities eligible for purchase by a money market fund.

Required Vote

Each Fund will vote separately with respect to approval of the proposals to modify or eliminate a fundamental investment restriction. For each Fund, approval of each proposal requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

Shareholders of each Feeder will vote on the proposed revised restrictions both for the Funds and for the Portfolios. In view of the master-feeder structure discussed earlier, approval of each section of Proposal III with respect to a Portfolio requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the

Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds) are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds), determined by reference to the shares outstanding of the various feeder funds. Shareholders of each Feeder who do not vote will not affect the Fund’s votes at the Portfolio meeting. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.

In addition, because the fundamental investment restrictions are fundamental policies of each Feeder, approval of each section of Proposal III with respect to the Fund requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If any proposal is not approved for a Fund, then the Fund’s existing fundamental restriction on that topic will remain in effect, although the Board may take other appropriate action. If shareholders approve the changes to the fundamental investment restrictions of a Fund, such changes will become effective as soon as practicable after the Fund’s prospectus or statement of additional information has been supplemented to describe the new restriction.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” each proposal to modify or eliminate a fundamental investment restriction.

PROPOSAL IV

RECLASSIFICATION OF THE INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

Funds to which this Proposal applies: DWS Prime Series, DWS Tax-Free Series, DWS Treasury Series, New York Tax Free Money Fund Investment, Tax Free Money Fund Investment

Every registered investment company is required to state its investment objective, i.e., the goal of its investment program, in its prospectus. There is no requirement that a fund’s investment objective be fundamental, i.e., that shareholder approval be required to change it, but many funds, including all of the above-referenced Funds, have stated that their investment objectives are fundamental. The Boards of the Funds have approved a proposal to make each Fund’s investment objective non-fundamental.

If approved by shareholders, this change would mean that the Board of a Fund would be able to change the Fund’s investment objective in the future without further action by shareholders. This change would enhance a Fund’s flexibility by allowing a Board to more easily alter the Fund’s investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Of course, Fund shareholders would receive notice—prior to its implementation—of any change to a Fund’s investment objective that has been approved by the Board.

Required Vote

Approval of Proposal IV for each Fund requires the affirmative vote of the lesser of (a) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the meeting or represented by proxy; or )b) more than 50% of the Fund’s outstanding shares.

If Proposal IV is not approved for a Fund, then that Fund’s investment objective will remain fundamental. The Board of the Fund would consider any other appropriate action.

Recommendation of the Board

The Board unanimously recommends that shareholders vote ‘FOR’ Proposal IV.

PROPOSAL V

APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST

Trusts (Funds) to which this Proposal applies: DWS Advisor Funds (Cash Management Fund Investment, New York Tax Free Money Fund Investment, Tax Free Money Fund Investment and Treasury Money Fund Investment), DWS Advisor Funds III (Money Market Fund Investment) and DWS Institutional Funds (Cash Management Fund Institutional, Cash Reserves Fund Institutional, Daily Assets Fund Institutional and Treasury Money Fund Institutional)

Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations, and in particular, the 1940 Act. Each mutual fund is also subject to state law. The above-referenced Funds are subject to Massachusetts law because each of these Funds is a series of an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. Each of these Funds currently operates under such a declaration of trust for the Massachusetts business trust of which it is a series.

The Trustees of each Trust recommend that the shareholders of each Fund listed above vote to approve an Amended and Restated Declaration of Trust for each Trust (the “Restated Declaration”), which is attached as Appendix Q to this Proxy Statement. The Trustees believe that it is in the best interests of shareholders to modernize the Funds’ current Declarations of Trust (the “Existing Declarations”) and make them uniform across all the Trusts that they oversee. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and provide more flexibility for the operations of the Funds, within the limits of applicable law. Adoption of the Restated Declaration will not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will your Funds’ current investments and investment policies change by virtue of the adoption of the Restated Declaration.

The Restated Declaration makes a number of changes to the Existing Declarations, the most significant of which are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declarations. Because there are many variations among the Existing Declarations, not all of the differences described below will necessarily pertain to the Trust in which you are a shareholder. The following summary is qualified in its entirety by reference to the Restated Declaration.

If Proposal V is approved by a Trust, the Board of the Trust will adopt amended and restated by-laws for that Trust that will make necessary and appropriate changes based on the Restated Declaration and other modernizing changes. No shareholder approval will be required for the amended and restated by-laws. In addition, if Proposal V is approved by a Trust, the Restated Declaration will become effective when a majority of the Trustees of that Trust has signed the Restated Declaration.

Significant Changes

1.	Future Amendments of the Declaration of Trust.

The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declarations may be amended without shareholder approval only in certain limited circumstances. Under the

Restated Declaration, shareholders generally have the right to vote only on an amendment (i) affecting the voting powers specifically granted to them in the Restated Declaration, (ii) on an amendment required by law and (iii) on any amendment submitted to shareholders by the Trustees. By allowing other amendments of the Restated Declaration without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies. In addition, the Restated Declaration explicitly permits the Trustees to make any amendment that affects a series or class before issuing shares of that series or class.

Where a shareholder vote is required for an amendment, the Restated Declaration provides that approval requires the affirmative vote of at least 66 2/3% of the outstanding shares of the Trust as a whole, or of the shareholders affected, unless the action is recommended by the Trustees, in which case approval requires the affirmative vote of a majority of the outstanding voting securities of the Trust as a whole, or of the shareholders affected. Therefore, if a proposed amendment would affect only a particular Fund or class of a Fund, only shareholders of that Fund or class of a Fund would be entitled to vote on the amendment. The different Existing Declarations have different requirements for shareholder approval of an amendment. For example, under some of the Existing Declarations, approval of an amendment requires a vote of the majority of the outstanding voting securities, as that term is defined in the 1940 Act, of the Trust as a whole, or of the shareholders affected. In other Existing Declarations, approval of an amendment generally requires a vote of a majority of the shares outstanding and entitled to vote of the Trust as a whole, but, for certain types of amendments, a vote of two-thirds of the shares outstanding and entitled to vote of the Trust as a whole, or of the shareholders affected, is required for approval.

2.	Mergers, Reorganizations and Sale of All Assets.

Unlike the Existing Declarations, the Restated Declaration generally would permit the Trustees, subject to applicable federal and state law, to reorganize or combine a Trust, any Fund that is a series of the Trust or any class of the Trust, into any corporation, association, trust or series (including another series or class of the Trust) or other entity without shareholder approval. The Existing Declarations require shareholder approval for certain types of reorganization or combination. The Restated Declaration also clarifies the Trustees’ authority to classify or reclassify issued shares of any class into one or more classes and to combine one or more classes of a Fund into a single class of a Fund, similar to a reorganization.

The Restated Declaration would allow the Board added flexibility when considering reorganizations to make decisions they feel are in the shareholders’ best interests, without causing the Funds to incur the time and expense of soliciting shareholder approval. The Restated Declaration requires that shareholders receive written notification of any such transaction. Any exercise of the Trustees’ increased authority under the Restated Declaration would be subject to applicable requirements of the 1940 Act and applicable Massachusetts law. For example, rules under the 1940 Act require reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. Because of this requirement, some transactions will require shareholder approval even though the Restated Declaration would not otherwise require it.

If Proposal V is approved, it is anticipated that Deutsche Asset Management will recommend that the Board consider various share class reorganizations as part of its broader program to streamline the Funds’ operations. For example, Deutsche Asset Management has advised the Board that it likely would propose one or more share class combinations, including the combination of the Class AARP and Class S for all Funds. It is anticipated that the combined share class would adopt the expense structure that is the lower of the two current classes.

3.	Termination of Trust or Series.

The Restated Declaration permits the Trustees of a Trust to terminate the Trust or a Fund that is a series of the Trust without shareholder approval. The Existing Declarations either (i) permit the Trustees to terminate a Trust or a Fund only with shareholder approval if there are any shares outstanding or (ii) permit the Trustees to terminate a Trust or a Fund without shareholder approval under certain circumstances but, upon termination, require a shareholder vote to liquidate the assets of the Trust or Fund. In certain circumstances, the Board of Trustees may determine that it is in the shareholders’ best interests to terminate a Trust or a Fund, for example, because the Trust or the Fund is not big enough to operate on an economical basis. Shareholders of a Trust or a Fund would be notified if the Trustees decide to terminate the Trust or the Fund.

4.	Involuntary Redemption of Shares and Small Accounts.

The Existing Declarations permit the Trustees to involuntarily redeem shares only in certain limited circumstances. The Restated Declaration permits involuntary redemption of a shareholder’s shares at any time for any reason the Trustees deem appropriate subject to applicable law, including in the following circumstances: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, which may differ for any Fund or class, (b) if a particular shareholder’s ownership of shares would disqualify a Fund as a regulated investment company under the Code, (c) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders (for example, in the case of a market timer), (d) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (e) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. A Fund will provide advance notice to the affected shareholder(s) of the intention to redeem shares involuntarily. The exercise of the power granted to the Board of Trustees under the Restated Declaration to redeem shares involuntarily is subject to any applicable provisions of the 1940 Act or the rules adopted thereunder.

The Existing Declarations do not provide for fees to be charged to shareholders holding accounts below a minimum account size. The Restated Declaration permits the Trustees to impose fees on accounts that fall below the minimum account size and to involuntarily redeem shares in order to pay such account fees. Each Fund currently pays certain costs that are incurred in whole or in part on a per account basis. A large number of relatively small shareholder accounts can, therefore, materially increase a Fund’s expense ratio. The Board believes it is important for the Funds to be able to charge an additional fee for accounts falling below a specified minimum investment level. This would allow the Funds to cause those shareholders who maintain small accounts to bear a fair portion of the costs of maintaining such accounts. Deutsche Asset Management has advised the Boards that it intends to present a proposal regarding small account fees. If the Trustees were to accept such a proposal, small account fees may be imposed in the future. To the extent that an affiliated company serves as the Fund’s transfer agent, Deutsche Asset Management would benefit from the payment of small account fees.

5.	Standard of Care.

The Restated Declaration clarifies that the standard of care or liability imposed upon chairpersons of the Board, a member or chairperson of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert), the lead independent Board member or a Trustee who has special skills or any other special appointment, designation or identification shall be the same as that imposed on a Trustee in the absence of such designations, appointments, expertise or identifications and that such a designation will not affect that Trustee’s rights or entitlement to indemnification. The Existing Declarations do not contain a similar provision, although nothing herein is intended to suggest that a different result was intended by the Existing Declarations.

In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on Trustees is a matter governed by Massachusetts law rather than by federal law or regulations. Similarly, a Trustee designated as chairman of the board or any committee should not be held to a stricter standard of liability. The proposed change would make clear that one standard of liability applies for all Trustees.

6.	Demand Requirement for Derivative Actions.

The Restated Declaration provides that shareholders may not bring or maintain any court action, proceeding or claim on behalf of a Trust without first making demand on the Trustees requesting the Trustees to bring the action. The Restated Declaration sets forth the procedures for making such demand and the procedures to be followed by the Trustees in considering such request. The Existing Declarations do not contain similar provisions, although Massachusetts courts have generally imposed similar demand requirements based on the Trustees’ inherent authority to manage all affairs of the Trust, including the bringing of litigation on behalf of the Trust. The Restated Declaration also conforms substantially to recent changes in Massachusetts corporate law requiring that demand be made in all circumstances.

The Restated Declaration clarifies that Trustees are not considered to have a personal financial interest in an action or be disqualified from ruling on a shareholder action by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or underwriter, or by virtue of the amount of such remuneration.

The changes in the Restated Declaration are intended to save the time and expense of bringing a suit that the Trustees in their judgment do not believe would be in the best interests of the Trust and align more closely the rights and powers of shareholders and Trustees of the Trust with respect to derivative actions to those of shareholders and directors, respectively, of a Massachusetts business corporation. The effect of this change may be to discourage suits brought in the name of a Trust or Fund by shareholders. This provision is not intended to impair the rights of shareholders under federal law.

7.	Retirement/Removal of Trustees.

The Existing Declarations contained different provisions regarding the removal of Trustees by the remaining Trustees or by shareholders and for retirement of Trustees. The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the Trust or by the vote of two-thirds of the remaining Trustees, (ii) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees and (iii) the retirement of a Trustee who has become incapacitated as determined by a majority of the other Trustees.

The changes in the Restated Declaration are intended to provide the Trustees with additional flexibility to remove a Trustee. As a result, the Trustees would have the power to remove a Trustee (including a Trustee who had been elected by shareholders) even though such Trustee had not engaged in any conduct that would give rise to “cause” for removal. A trustee would be removed only if the remaining Trustees deem such removal as necessary to ensure the effective operation of the Board and otherwise serve the best interests of shareholders.

Other Changes

Other changes to the Existing Declarations include:

1.	The Restated Declaration, unlike the Existing Declarations, does not recite the specific requirements of the 1940 Act requiring shareholder voting. The requirements of the 1940 Act requiring shareholder voting for certain contracts and other items continue to apply to the Trusts under the Restated Declaration, and the Restated Declaration specifically provides that shareholders shall have power to vote for Trust matters as may be required by the 1940 Act.

2.	The Restated Declaration clarifies that fees or charges may be imposed on shares being redeemed.

3.	The Restated Declaration, unlike the Existing Declarations, permits Board action by written consent of a majority of the Board. This change will give the Board additional flexibility to take actions without the requirement of holding a meeting, or obtaining the consent, of the entire Board and, therefore, will allow the Board to take actions more quickly, if necessary, and with less expense.

4.	The Restated Declaration clarifies that the Trustees will not be responsible or liable for any negligence or wrongdoing of any officer, employee, consultant, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust nor will a Trustee be responsible for the act or omission of any other Trustee. Under the Restated Declaration, and consistent with federal law, the Trustees are liable only for their own willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, and not for errors of judgment or mistakes of fact or law. Certain of the Existing Declarations did not make clear that the Trustees were not liable for errors of judgment or mistakes of fact or law.

5.	The Existing Declarations provide for the indemnification of Trustees and officers with certain exceptions. The Restated Declaration modifies the standard indemnification provision contained in the Existing Declarations by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Restated Declaration provides that, in making either of these determinations, the disinterested Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties and has acted in good faith in the reasonable belief that his action was in the best interest of the applicable Trust or Fund and its shareholders.

6.	The Restated Declaration provides that a Trustee will remain in office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or his successor, and until his successor is elected and qualified. The Restated Declaration further provides that any vacancy on the Board of Trustees may be filled by a majority of the Trustees then in office, except that, when required by the 1940 Act, a Trustee will be elected by the shareholders of record owning a plurality of the shares of the Trust.

7.	The Restated Declaration provides that holders are required to provide information concerning share ownership to a Trust when required by law or as the Trustees may otherwise decide, and that a Trust is authorized to disclose share holdings when required by law or as the Trustees may otherwise decide.

8.	The Restated Declaration permits the Trustees of a Trust to cancel outstanding share certificates upon written notice to shareholders, even if not surrendered to the Trust. The cancellation of share certificates will not affect the ownership by shareholders of the shares evidenced by such certificates.

9.	The Restated Declaration gives Trustees discretion with respect to the determination of net asset value and certain accounting issues. The Existing Declarations generally have less flexible provisions relating to the determination of net asset value and those accounting issues.

10.	The Restated Declaration provides that Trustees may reduce on a pro rata basis the number of shares outstanding of any Fund that holds itself out as a money market fund or a stable value fund in order to maintain the net asset value per share at a constant dollar amount. This provision replaces less flexible provisions contained in certain of the Existing Declarations. A similar provision does not appear in the other Existing Declarations.

Required Vote

To be approved for a Trust, this Proposal must receive the vote of a “majority of the outstanding voting securities” of the Trust as a whole entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Trust as a whole entitled to vote on the proposal, whichever is less. Shareholders of each Trust will vote together on this Proposal.

If the Restated Declaration is not approved by the shareholders of a Trust, the Existing Declaration for that Trust will remain in effect.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” Proposal V.

PROPOSAL VI

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION

Funds to which this Proposal applies: Cash Reserve Fund, Inc. (DWS Prime Series, DWS Tax-Free Series and DWS Treasury Series)

Each Fund, like other mutual funds, is required to comply with comprehensive federal laws and regulations, and in particular, the 1940 Act. Each mutual fund is also subject to state law. Each of the above-referenced Funds is organized as a series of a Maryland corporation and, therefore, is subject to Maryland law as it applies to these entities. Under Maryland law, a corporation generally operates under a charter or organizational document, usually called articles of incorporation (a “charter”), that sets forth various provisions relating primarily to the authority of the corporation to conduct business and the governance of the corporation. Each Fund currently operates under such a charter.

The Directors of the Corporation recommend that the shareholders of each Fund listed above vote to approve Articles of Amendment and Restatement, which are attached to this Proxy Statement as Appendix R (the “Restated Charter”). The Restated Charter amends and restates the Funds’ existing charter (the “Existing Charter”) in its entirety. The Directors believe that it is in the best interests of shareholders to modernize the Existing Charter and make the charters for the Maryland corporations uniform across all the corporations they oversee. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and provide more flexibility for the operations of the Funds, within the limits of applicable law. Adoption of the Restated Charter will not alter in any way the Directors’ existing fiduciary obligations, nor will your Funds’ current investments and investment policies change by virtue of the adoption of the Restated Charter.

The discussion below will highlight certain differences between the Existing Charter and the Restated Charter. The most significant changes are described below under the caption “Significant Changes.” In addition to the most significant changes, there are other substantive and stylistic differences between the Existing Charter and the Restated Charter, certain of which are described below under the caption “Other Changes.” The discussion below is qualified in its entirety by reference to the form of Restated Charter, which is attached hereto as Appendix R.

If Proposal VI is approved by the Corporation, the Board of the Corporation will adopt amended and restated by-laws for the Corporation that will make necessary and appropriate changes based on the Restated Charter and other modernizing changes. No shareholder approval will be required for the amended and restated by-laws. In addition, if Proposal VI is approved by the Corporation, the Restated Charter will become effective upon its filing with the State of Maryland.

Significant Changes

1.	Standard of Care of Certain Directors.

The Restated Charter clarifies that the standard of care or liability imposed upon chairpersons of the Board, a member or chairperson of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert), the lead independent Director or a Director who has special skills or any other special appointment, designation or identification shall be the same as that imposed on a Director in the absence of such designations, appointments, expertise or identifications and that such a designation will not affect that Director’s rights or entitlement to indemnification. The Existing Articles do not contain a similar provision, although nothing herein is intended to suggest that a different result was intended by the Existing Articles.

In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on Directors is a matter generally governed by Maryland law rather than by federal law or regulations. Similarly, a Director designated as chairman of the board or any committee should not be held to a stricter standard of liability. The proposed change would seek to clarify that one standard of liability applies for all Directors.

2.	Conversion.

The Restated Charter amends the provisions of the Existing Charter to the effect that the Directors have the authority to issue shares of any Fund or class or securities convertible into shares of any Fund or class. The Restated Charter provides that shares of a particular Fund or class may be automatically converted by the Corporation into shares of another Fund or class subject to terms determined by the Board. The Restated Charter also provides that the Directors, subject to compliance with the 1940 Act, may permit the holders of any Fund or class of shares to convert or exchange their shares into shares of one or more other Funds or classes.

The Restated Charter would allow the Board added flexibility when considering automatic conversions to make decisions they feel are in the shareholders’ best interests, without causing the Funds to incur the time and expense of soliciting shareholder approval. A conversion could, in certain circumstances, adversely affect a Fund’s or class’ expense ratio or other aspects of a shareholder’s investment.

If Proposal VI is approved, it is anticipated that Deutsche Asset Management will recommend that the Board consider various share class conversions as part of its broader program to streamline the Funds’ operations.

3.	Small Accounts.

The Restated Charter permits the Directors to establish minimum account sizes, which may differ for any Fund or class, and to impose fees on and/or involuntarily redeem those accounts that fall below the minimum account size and to involuntarily redeem shares in order to pay such fees.

Each Fund currently pays certain costs that are incurred in whole or in part on a per account basis. A large number of relatively small shareholder accounts can, therefore, materially increase a Fund’s expense ratio. The Board believes it is important for the Funds to be able to charge an additional fee for accounts falling below a specified minimum investment level. This would allow the Funds to cause those shareholders who maintain small accounts to bear a fair portion of the costs of maintaining such accounts. Deutsche Asset Management has advised the Boards that it intends to present a proposal regarding small account fees. If the Directors were to accept such a proposal, small account fees may be imposed in the future. To the extent that an affiliated company serves as the Fund’s transfer agent, Deutsche Asset Management would benefit from the payment of small account fees.

4. Involuntary Redemption of Shares.

The Existing Charter permits the Directors to involuntarily redeem shares only in certain limited circumstances. The Restated Charter permits the involuntary redemption of a shareholder’s shares at any time for any reason the Directors deem appropriate subject to applicable law, which may include the following circumstances: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a Fund as a regulated investment company under the Code, (c) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of the other shareholders of a Fund (for example, in the case of a market timer), (d) upon a shareholder’s failure to provide sufficient information to permit the Corporation to verify the shareholder’s identity, (e) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular Fund or class of shares, (f) when a Fund is requested or compelled to do so by governmental authority or particular law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. A Fund will provide advance notice to the affected shareholder(s) of the intention to redeem shares involuntarily. The exercise of the power granted to the Board of Directors under the Restated Charter to redeem shares involuntarily is subject to any applicable provisions of the 1940 Act or the rules adopted thereunder.

Other Changes

1.	The Restated Charter permits the Directors to require disclosure of such information with respect to the direct and indirect ownership of shares as the Directors may deem necessary, disclose such information for any reason and redeem the shares of shareholders who do not comply with such a demand. The Existing Charter does not include a provision on this issue. The expanded power given to the Directors will permit them to require such information when they deem it to be in the best interests of the Corporation and will assist the Directors in complying with, among other things, its market timing policies and applicable anti-money laundering regulations.

2.	The Restated Charter provides that shareholders may take action by delivering a consent, in writing or by electronic transmission, of the shareholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a shareholders’ meeting. Because the Existing Charter does not contain a similar provision, Maryland law requires unanimous consent when shareholders act without a formal meeting. The changes in the Restated Charter give the Board additional flexibility to obtain a shareholder consent in situations in which a few shareholders have a sufficient number of votes to approve a particular action. This would allow the Corporation to avoid the time and expense of a shareholder meeting if the outcome is certain.

3.	The Restated Charter provides that shareholders of a Corporation or any of its Funds or classes will not be entitled to exercise appraisal rights provided under Maryland corporate law. Maryland corporate law was recently amended to provide that a Maryland corporation’s charter may eliminate appraisal rights for shareholders. Regardless of whether a charter includes a provision eliminating appraisal rights, under Maryland corporate law, shareholders of open-end investment companies, such as the Funds, may not exercise appraisal rights where the value placed on the stock in the transaction is its net asset value.

4.	The Restated Charter gives the Directors discretion with respect to the determination of net asset value and certain accounting issues. The Existing Charter has less flexible provisions relating to the determination of net asset value and those accounting issues.

5.	The Restated Charter makes explicit that fees or charges may be imposed on shares being redeemed and standardizes language concerning redemption of shares.

6.	The Restated Charter provides Directors with explicit authority to establish and/or change sales loads or charges, expenses and fees (such as distribution and administrative expenses and administrative, recordkeeping, redemption and service fees), account size requirements and other rights and provisions applicable to shares of each series or class, in accordance with the 1940 Act. In general, these terms would be disclosed in each Fund’s prospectus.

7.	The Restated Charter emphasizes that shareholders of a particular Fund or class are not permitted to participate in a derivative or class action on behalf of another Fund or class or the shareholders of another Fund or class.

8.	The Restated Charter also provides that the composition of any such dividend or distribution (e.g., cash, securities and/or other assets) will be determined by the Corporation in its sole discretion and may be different among shareholders (including differences among shareholders in the same Fund or class).

9.	The Restated Charter provides that, with respect to any Fund that holds itself out as a money market fund or a stable value fund, the Directors may reduce on a pro rata basis the number of shares outstanding of the Fund or take any other measures not prohibited by the 1940 Act in order to maintain the Fund’s net asset value per share at a constant dollar amount. A similar provision does not appear in the Existing Charter.

Required Vote

To be approved for the Corporation, this Proposal must receive a majority of the votes entitled to be cast at the Meeting by shareholders of the Corporation. Shareholders of all Funds of the Corporation will vote together on this Proposal.

If the Restated Charter is not approved by the shareholders of the Corporation, the Existing Charter for the Corporation will remain in effect.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” Proposal V.

PROPOSAL VII

REORGANIZATION OF THE FUND AS A SERIES OF ANOTHER MASSACHUSETTS BUSINESS TRUST

Fund to which this Proposal applies: Money Market Fund Investment

Proposal VII is being submitted to the shareholders of Money Market Fund Investment, which is a series of DWS Advisor Funds III (the “Old Trust”). The Board of the Fund approved, and recommends that shareholders of the Fund approve, an Agreement and Plan of Reorganization (the “Plan”), the form of which is attached to this Proxy as Appendix S, under which the Fund will be reorganized from DWS Advisor Funds III, a Massachusetts business trust, into DWS Advisor Funds (the “New Trust”), another Massachusetts business trust (the “Reorganization”).

The Board of the Fund is recommending the Reorganization in order to reduce the total number of trusts in the DWS fund complex, which will help establish a coordinated and standardized structure of fund governance across the complex, and should result in a reduction in operational, administrative and legal expenses through economies of scale and the elimination of a number of duplicative processes across the DWS family of funds.

Reorganization

The Reorganization will consist of several steps that will occur on the closing date if shareholders of the Fund approve the Plan. First, the Fund will transfer all of its assets to a new series of the New Trust (the “New Fund”) in exchange solely for all of the shares of the New Fund. The New Fund will also assume all of the liabilities of the Fund. Immediately thereafter, the Fund will distribute shares of the New Fund to its shareholders in exchange for their shares of the Fund. Every Fund shareholder will own the same number of full and fractional shares of the corresponding class of the New Fund as the number of full and fractional shares held by the shareholder in each class of the Fund immediately before the Reorganization.

The Reorganization is subject to a number of conditions set forth in the Plan, the description of which is qualified in its entirety by reference to Appendix S. The closing of the Reorganization should occur shortly after shareholder approval by the Fund. As soon as practicable after the closing of the Reorganization, the Board of the Old Trust intends to take all appropriate and necessary action to liquidate and dissolve the Old Trust under the laws of The Commonwealth of Massachusetts.

Comparison of the Old Trusts and the New Trusts

Both the Old Trust and the New Trust are business trusts organized under the laws of The Commonwealth of Massachusetts and currently operate under the Existing Declarations for such Trusts. The Existing Declarations of the Trusts are substantially similar and the operations of the Funds are identical.

Shareholders of the Old Trust and the New Trust are being asked to approve the Restated Declaration at the Meeting. See Proposal V, “Approval of an Amended and Restated Declaration of Trust.” If the shareholders of the Fund approve the Reorganization, the Fund will be governed by the declaration of trust in effect for the New Trust.

Federal Income Tax Consequences of the Reorganization

In connection with the Reorganization, an opinion of counsel will be provided stating that, with respect to the Fund, for federal income tax purposes: (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)((F) of the Code; (ii) the Fund will not recognize any gain or loss as a result of the

Reorganization; (iii) the New Fund will not recognize any gain or loss as a result of the Reorganization; (iv) shareholders of the Fund will not recognize any gain or loss on the exchange of their Fund shares for New Fund shares in the Reorganization; (v) the basis of the New Fund shares received by a shareholder will equal the basis of the shareholder’s Fund shares immediately prior to the Reorganization; (vi) the holding period of New Fund shares received in the Reorganization by a shareholder will include the holding period during which the shareholder held the Fund shares exchanged therefor as a capital asset as of the time of the Reorganization; and (vii) the basis and holding period of the New Fund in the assets of the Fund received in the Reorganization will equal the basis and will include the holding period, respectively, of such assets in the hands of the Fund immediately prior to the Reorganization.

The Fund has not sought a tax ruling from the IRS with respect to the tax aspects of the Reorganization, but will act in reliance upon the opinion of tax counsel discussed in the preceding paragraph. Such opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. If, for any reason, the Reorganization did not qualify as a tax-free reorganization for federal income tax purposes, then (i) the transfer of the Fund’s assets to the New Fund would be treated as a taxable sale or exchange of those assets at fair market value, and (ii) the exchange—by the shareholders of the Fund—of their Fund shares for New Fund shares would be treated as a taxable exchange of the Fund shares, also at fair market value. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including any applicable state and local income tax consequences.

Board Considerations

The Board of the Fund, in considering whether to recommend this Proposal, considered the reorganization of the Old Trust as part of an overall plan to coordinate and enhance the efficiency of fund governance.

In making its determination, the Board, after considering and giving appropriate weight to all pertinent factors, believes that this Proposal will provide the Fund and its shareholders with a number of benefits. The Board of the Fund believes that reducing the number of Trusts and registrants in the DWS funds complex should result in improved fund oversight and fund governance, a more efficient organizational structure, economies of scale and a reduction in the number of duplicative processes across the DWS family of funds, which should result in reduced operational, administrative and legal expenses. In exercising its reasonable business judgment, in light of the Board Members’ fiduciary duties under state law and under relevant provisions of the 1940 Act, the Board concluded that it would be in the best interests of the Fund and its shareholders if the Old Trust reorganized as a series of the New Trust and the Fund was liquidated.

Required Vote

To be approved for the Fund, this Proposal must receive the vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal, whichever is less.

If shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate under the declaration of trust in effect for the Old Trust.

Recommendation of the Board

The Board unanimously recommends that shareholders of the Fund vote “FOR” Proposal VII.

ADDITIONAL INFORMATION

Voting Power. For each Corporation and for each Trust, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote. Proxies are being solicited from each Fund’s shareholders by the Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of a Proposal. The specific voting requirement to approve each Proposal is discussed in the applicable Proposal.

The presence at the Meeting of the percentage of the shares outstanding and entitled to be cast of a Trust/Corporation (for a Trust/Corporation-wide vote) or a Fund (for a Fund-by-Fund vote) specified below constitutes a quorum for the Meeting:

Trust/Corporation or Fund	Quorum Requirement
Cash Reserve Fund, Inc.	Majority
DWS Prime Series	Majority
DWS Tax-Free Series	Majority
DWS Treasury Series	Majority
DWS Advisor Funds	Majority
Cash Management Fund Investment	Majority
New York Tax Free Money Fund Investment	Majority
Tax Free Money Fund Investment	Majority
Treasury Money Fund Investment	Majority
DWS Advisor Funds III	Majority
Money Market Fund Investment	Majority
DWS Institutional Funds	Majority
Cash Management Fund Institutional	Majority
Cash Reserves Fund Institutional	Majority
Daily Assets Fund Institutional	Majority
Treasury Money Fund Institutional	Majority

Record Date and Method of Tabulation. Shareholders of record at the close of business on February 10, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date are set forth in Appendix T to this Proxy Statement.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. Shareholders will vote by Trust/Corporation on Proposal I, Proposal V and Proposal V and by individual Fund on Proposal II-A, Proposal II-B, Proposal II-C, Proposal III, Proposal IV and Proposal VII.

The tellers will count shares represented by proxies that reflect abstentions and broker “non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will have no effect on Proposal I, but will have the effect of a “no” vote on each other Proposal. Because brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote in uncontested elections of Board Members, there will be no broker “non-votes” in connection with Proposal I. Broker “non-votes” will have the effect of a negative vote on each other Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Master-Feeder Structure. Cash Management Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Money Market Fund Investment, Treasury Money Fund Investment and Treasury Money Fund Institutional are each a “feeder” fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each, a “Portfolio” and collectively, the “Portfolios”). The Portfolios in which these Funds invest are organized as registered open-end investment companies established as a trust under the laws of the State of New York. Each of these Funds seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objectives and policies. Shareholders of these Funds are being asked to elect Board Members and adopt the Proposed Investment Management Agreement, DeIM Agreement, Sub-Adviser Approval Policy and revised fundamental investment restrictions for the applicable Portfolios. Pursuant to the requirements of the 1940 Act applicable to master-feeder arrangements, each Fund’s voting rights with respect to the Portfolio shares it holds must be passed through to the Fund’s own shareholders. Other feeder funds of a particular Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the election of Board Members and adoption of the Proposed Investment Management Agreement, the DeIM Agreement, the Sub-Adviser Approval Policy and the revised fundamental investment restrictions.

As a result of the master-feeder structure, approval of Proposal I requires the affirmative vote of a plurality of the votes cast in person or by proxy at the meetings of shareholders of all the Portfolios’ various feeder funds voting collectively. Approval of Proposal II-A, Proposal II-B, Proposal II-C and each part of Proposal III will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio’s various feeder funds as shareholders of the Portfolio. As defined in the 1940 Act, majority of the outstanding voting securities means the lesser of (a) 67% or more of the outstanding shares of the applicable Portfolio present at the Meeting, if the holders of more than 50% of the shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the applicable feeder funds), determined by reference to the shares outstanding of the various feeder funds. Shareholders of each Feeder who do not vote will not affect the Fund’s votes at the Portfolio meeting. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board Members or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.

Share Ownership. Appendix U to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Funds’ shares by the only persons known by the Funds to beneficially own 5% or more of the outstanding shares of any Fund. Collectively, the Board Members and the executive officers of each Fund and each nominee own less than 1% of such Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies. In addition to solicitations made by mail, solicitations may also be made by telephone, through the Internet or in person by officers or employees of the Funds and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies for the Funds at an estimated cost of $221,742. However, the exact cost will depend on the amount and type of services rendered. If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to Computershare then the Computershare representative has the responsibility to explain the process, read the Proposals on the Proxy Card, and ask for the shareholder’s instructions on each Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. Computershare will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or mailgram that confirms his or her vote and that asks the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your Proxy Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card, they may contact Computershare toll-free at 11-866-807-1248. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. As set forth in Appendix V to this Proxy Statement, the costs of solicitation will be borne by the Funds, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies. The Funds’ bearing of proxy costs will not be subject to the cap on total expenses or any fee waivers then in effect.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Fund, at Two International Place, Boston, Massachusetts 02110, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Adjournment. In the event that the necessary quorum to transact business or the sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter requiring a Trust/Corporation-wide or an individual Fund vote will require the affirmative vote of a majority of the applicable Trust’s/Corporation’s or Fund’s shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of an adjournment with respect to such Proposal and will vote those proxies required to be voted AGAINST a Proposal against an adjournment with respect to such Proposal.

Principal Underwriter and Administrator. The principal underwriter for each Fund is DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. ICCC, 345 Park Avenue, New York, New York 10154, provides administrative services on behalf of all Funds except DWS Prime Series, DWS Treasury Series and DWS Fax-Free Series.

Information Concerning Independent Registered Public Accounting Firm. The Board of each Fund has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund for the current fiscal year. PwC has been the independent registered public accounting firm of each of these Funds since the Fund’s inception. PwC has informed the Audit Committees for the Funds that it has no material direct or indirect financial interest in any of the Funds except as their independent registered public accounting firms.

The following table shows fees billed by the independent registered public accounting firms to each Fund during that Fund’s two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for Deutsche Asset Management and certain entities controlling, controlled by, or under common control with Deutsche Asset Management that provide ongoing services to the Fund (collectively, the “DeAM Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each Board has reviewed whether the receipt by the independent registered public accounting firms of non-audit fees from the Fund, Deutsche Asset Management and all DeAM Entities is compatible with maintaining their independence.

Name of Fund	Independent Registered Public Accounting Firm	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
		Fund	Fund	DeAM Entities	Fund	DeAM Entities	Fund	DeAM Entities
Cash Management Fund Investment	PwC
2004		$14,300	$185	$431,907	$3,255	$0	$0	$0
2005		$15,350	$225	$309,400	$0	$197,005	$0	$0
Cash Management Fund Institutional	PwC
2004		$14,800	$185	$431,907	$3,255	$0	$0	$0
2005		$15,850	$225	$309,400	$0	$197,605	$0	$0
Cash Reserves Fund Institutional	PwC
2004		$15,800	$185	$431,907	$3,255	$0	$0	$0
2005		$16,850	$225	$309,400	$0	$197,605	$0	$0
Daily Assets Fund Institutional	PwC
2004		$34,500	$185	$807,051	$3,100	$0	$0	$0
2005		$37,700	$225	$264,200	$3,255	$0	$0	$0
DWS Prime Series	PwC
2004		$38,300	$2,029	$573,742	$3,100	$0	$0	$0
2005		$40,800	$225	$490,322	$3,255	$0	$0	$0
DWS Tax-Free Series	PwC
2004		$34,800	$2,029	$573,742	$3,100	$0	$0	$0
2005		$38,300	$225	$490,322	$3,255	$0	$0	$0
DWS Treasury Series	PwC
2004		$34,800	$2,029	$573,742	$3,100	$0	$0	$0
2005		$36,800	$225	$490,322	$3,255	$0	$0	$0
Money Market Fund Investment	PwC
2004		$14,300	$185	$431,907	$3,255	$0	$0	$0
2005		$15,350	$225	$309,400	$0	$197,605	$0	$0
New York Tax-Free Money Market Fund Investment	PwC
2004		$35,100	$185	$431,907	$3,255	$0	$0	$0
2005		$35,650	$225	$309,400	$0	$197,605	$0	$0
Tax-Free Money Fund Investment	PwC
2004		$35,100	$185	$431,907	$3,255	$0	$0	$0
2005		$35,650	$225	$309,400	$0	$197,605	$0	$0

Name of Fund	Independent Registered Public Accounting Firm	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
		Fund	Fund	DeAM Entities	Fund	DeAM Entities	Fund	DeAM Entities
Treasury Money Fund Investment	PwC
2004		$14,300	$185	$431,907	$3,255	$0	$0	$0
2005		$15,350	$225	$309,400	$0	$199,605	$0	$0
Treasury Money Fund Institutional	PwC
2004		$14,300	$185	$431,907	$3,255	$0	$0	$0
2005		$15,350	$225	$309,400	$0	$197,605	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DeAM Entities with respect to operations and financial reporting of the Fund, except that the Chairman of the Audit Committee may grant pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by PwC for services rendered to the Funds and to the DeAM Entities for the two most recent fiscal years for each Fund. In assessing the independence of PwC, the Audit Committee considers the opinions of Fund management.

Name of Fund	Independent Registered Public Accounting Firm	Non-Audit Fees
Cash Management Fund Investment	PwC
2004		$253,272
2005		$104,635
Cash Management Fund Institutional	PwC
2004		$253,272
2005		$104,635

Name of Fund	Independent Registered Public Accounting Firm	Non-Audit Fees
Cash Reserves Fund Institutional	PwC
2004		$253,272
2005		$104,635
Daily Assets Fund Institutional	PwC
2004		$1,722,293
2005		$89,635
DWS Prime Series	PwC
2004		$2,412,058
2005		$236,994
DWS Tax-Free Series	PwC
2004		$2,412,058
2005		$236,994
DWS Treasury Series	PwC
2004		$2,412,058
2005		$236,994
Money Market Fund Investment	PwC
2004		$253,272
2005		$104,635
New York Tax-Free Money Fund Investment	PwC
2004		$253,272
2005		$104,635
Tax-Free Money Market Fund Investment	PwC
2004		$253,272
2005		$104,635
Treasury Money Fund Investment	PwC
2004		$253,272
2005		$104,635
Treasury Money Fund Institutional	PwC
2004		$253,272
2005		$104,635

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the applicable Fund, Two International Place, Boston, Massachusetts 02110.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at a Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the Proxy Card will confer upon the person or persons entitled to vote the shares represented by such Proxy Card the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Shareholders holding at least 10% of a Fund’s outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting the removal of any Board Member of the Fund. Meetings of shareholders for any other purpose shall be called by the applicable Fund’s Board when requested in writing by shareholders holding at least 10% of the shares of such Fund then outstanding.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT COMPUTERSHARE AT 1-866-807-1248.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

By Order of the Boards,

/s/ JOHN MILLETTE
John Millette Secretary

APPENDIX A

NEW FUND NAMES

Effective February 6, 2006, the Scudder Funds were renamed the DWS Funds. The old names and new names of each Fund are listed below.

Old Name	New Name, Effective February 6, 2006
Cash Management Fund Institutional	Cash Management Fund Institutional
Cash Reserves Fund Institutional	Cash Reserves Fund Institutional
Daily Assets Fund Institutional	Daily Assets Fund Institutional
Money Market Fund Investment	Money Market Fund Investment
Scudder Cash Management Fund Investment	Cash Management Fund Investment
Scudder New York Tax-Free Money Fund Investment	New York Tax-Free Money Fund Investment
Scudder Prime Series	DWS Prime Series
Scudder Tax-Free Money Fund Investment	Tax-Free Money Fund Investment
Scudder Tax-Free Series	DWS Tax-Free Series
Scudder Treasury Money Fund Investment	Treasury Money Fund Investment
Scudder Treasury Series	DWS Treasury Series
Treasury Money Fund Institutional	Treasury Money Fund Institutional

A-1

APPENDIX B

NEW YORK DWS FUNDS

DWS Advisor Funds

Cash Management Fund Investment*

Tax Free Money Fund Investment*

New York Tax Free Money Fund Investment*

Treasury Money Fund Investment*

DWS International Equity Fund

DWS Mid Cap Growth Fund

DWS Small Cap Growth Fund

DWS Short Duration Plus Fund

DWS Advisor Funds II

DWS EAFE Equity Index Fund

DWS U.S. Bond Index Fund

DWS Advisor Funds III

Money Market Fund Investment*

DWS Lifecycle Long Range Fund

DWS Institutional Funds

Cash Management Fund*

Cash Reserves Fund*

Treasury Money Fund*

DWS International Equity Fund

DWS Equity 500 Index Fund

Daily Assets Fund*

DWS Commodity Securities Fund

DWS Inflation Protected Plus Fund

DWS Investment Portfolios

DWS U.S. Bond Index Portfolio

DWS EAFE Equity Index Portfolio

DWS Short Duration Plus Portfolio

Cash Management Portfolio

Treasury Money Portfolio

International Equity Portfolio

Equity 500 Index Portfolio

DWS Investments Trust

DWS International Select Equity Fund

DWS Core Fixed Income Fund

DWS Short Duration Fund

DWS Short-Term Municipal Bond Fund

DWS High Income Plus Fund

DWS Micro Cap Fund

DWS Investments VIT Funds

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

DWS Real Estate Securities VIP

Cash Reserve Fund, Inc.

DWS Prime Series*

DWS Tax-Free Series*

DWS Treasury Series*

DWS Communications Fund

DWS Value Builder Fund

DWS Equity Partners Fund

DWS RREEF Securities Trust

DWS RREEF Real Estate Securities Fund

DWS Investors Funds, Inc.

DWS Japan Equity Fund

DWS RREEF Real Estate Fund, Inc. (closed-end fund)

DWS RREEF Real Estate Fund II, Inc. (closed-end fund)

FUNDS GOVERNED BY THE COMMON BOARD

DWS Global Commodities Stock Fund, Inc. (closed-end fund)

DWS Global High Income Fund, Inc. (closed-end fund)

*	Denotes Funds covered by this proxy statement.

APPENDIX B

BOSTON DWS FUNDS

Global/International Fund, Inc.

DWS Global Opportunities Fund

DWS Emerging Markets Fixed Income Fund

DWS Global Thematic Fund

DWS Global Bond Fund

Investment Trust

DWS Capital Growth Fund

DWS Growth & Income Fund

DWS Large Company Growth Fund

DWS S&P 500 Index Fund

DWS Small Cap Core Fund

DWS Cash Investment Trust

DWS Funds Trust

DWS Short Term Bond Fund

DWS Income Trust

DWS GNMA Fund

DWS International Fund, Inc.

DWS Emerging Markets Equity Fund

DWS Europe Equity Fund

DWS International Fund

DWS Latin America Equity Fund

DWS Pacific Opportunities Equity Fund

DWS Money Market Trust

Money Market Series

DWS Municipal Trust

DWS High Yield Tax Free Fund

DWS Managed Municipal Bond Fund

DWS Mutual Funds, Inc.

DWS Gold & Precious Metals Fund

DWS Allocation Series

DWS Conservative Allocation Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Moderate Allocation Fund

DWS Portfolio Trust

DWS Core Plus Income Fund

DWS Securities Trust

DWS Health Care Fund

DWS Small Cap Value Fund

DWS State Tax Free Trust

DWS Massachusetts Tax-Free Fund

DWS Tax Free Money Fund

DWS Tax Free Trust

DWS Intermediate Tax/AMT Free Fund

DWS U.S. Treasury Money Fund

DWS Variable Series I

DWS Bond VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS Health Care VIP

DWS International VIP

Money Market VIP

Value Equity Trust

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

FUNDS GOVERNED BY THE COMMON BOARD

DWS Global Commodities Stock Fund, Inc. (closed-end fund)

DWS Global High Income Fund, Inc. (closed-end fund)

APPENDIX C

NOMINEE SHARE OWNERSHIP

As of December 31, 2005, the nominees and the officers of each Fund as a whole owned [less than 1% of the outstanding shares of any class of any Fund].

The following tables show the dollar range of equity securities beneficially owned by each nominee in each Fund as of December 31, 2005.

The following dollar ranges apply:

N	None
A	$1 – $10,000
B	10,001 – $50,000
C	$50,001 – $100,000
D	Over $100,000

Each nominee owns over $100,000 of shares on an aggregate basis in all DWS funds overseen or to be overseen by the nominee as of December 31, 2005 [except for Mr. Froewiss, who owned between $50,001-$100,000 of shares].

Aggregate Dollar Range of Equity Securities in the Fund
Name of Nominee	Cash Management Fund Investment	Cash Management Fund Institutional	Cash Reserves Fund Institutional	Daily Assets Fund Institutional
Independent Nominees
Current Board Member Nominees
Martin J. Gruber
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
William N. Searcy, Jr.
Other Nominees
Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Kenneth C. Froewiss
Jean Gleason Stromberg
Carl W. Vogt
Interested Nominee
Axel Schwarzer

C-1

Aggregate Dollar Range of Equity Securities in the Fund
Name of Nominee	DWS Prime Series	DWS Tax-Free Series	DWS Treasury Series	Money Market Fund Investment
Independent Nominees
Current Board Member Nominees
Martin J. Gruber
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
William N. Searcy, Jr.
Other Nominees
Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Kenneth C. Froewiss
Jean Gleason Stromberg
Carl W. Vogt
Interested Nominee
Axel Schwarzer

Aggregate Dollar Range of Equity Securities in the Fund
Name of Nominee	New York Tax-Free Money Fund Investment	Tax-Free Money Fund Investment	Treasury Money Fund Investment	Treasury Money Fund Institutional
Independent Nominees
Current Board Member Nominees
Martin J. Gruber
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
William N. Searcy, Jr.
Other Nominees
Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Kenneth C. Froewiss
Jean Gleason Stromberg
Carl W. Vogt
Interested Nominee
Axel Schwarzer

C-2

APPENDIX D

NOMINEE COMPENSATION

The tables below show (i) the compensation paid to the nominees by each New York DWS Fund for its most recently completed fiscal year and (ii) the total compensation received by each nominee from the DWS fund complex for calendar year 2005.

Aggregate Compensation from Fund
Name of Nominee	Cash Management Fund Investment	Cash Management Fund Institutional	Cash Reserves Fund Institutional	Daily Assets Fund Institutional
Independent Nominees
Current Board Member Nominees
Martin J. Gruber
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
William N. Searcy, Jr.
Other Nominees
Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Kenneth C. Froewiss
Jean Gleason Stromberg
Carl W. Vogt
Interested Nominee
Axel Schwarzer

Aggregate Compensation from Fund
Name of Nominee	DWS Prime Series	DWS Tax-Free Series	DWS Treasury Series	Money Market Fund Investment
Independent Nominees
Current Board Member Nominees
Martin J. Gruber
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
William N. Searcy, Jr.
Other Nominees
Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Kenneth C. Froewiss
Jean Gleason Stromberg
Carl W. Vogt
Interested Nominee
Axel Schwarzer

Aggregate Compensation from Fund
Name of Nominee	New York Tax-Free Money Fund Investment	Tax-Free Money Fund Investment	Treasury Money Fund Investment	Treasury Money Fund Institutional
Independent Nominees
Current Board Member Nominees
Martin J. Gruber
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
William N. Searcy, Jr.
Other Nominees
Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Kenneth C. Froewiss
Jean Gleason Stromberg
Carl W. Vogt
Interested Nominee
Axel Schwarzer

Name of Nominee	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from All New York DWS Funds(2), (3)
Independent Nominees
Henry P. Becton, Jr.	N/A	N/A	N/A
Dawn-Marie Driscoll	N/A	N/A	N/A
Keith R. Fox	N/A	N/A	N/A
Kenneth C. Froewiss	N/A	N/A	N/A
Martin J. Gruber	$0	$0	$135,000
Richard J. Herring(1)	$0	$0	$136,000
Graham E. Jones	$0	$0	$144,000
Rebecca W. Rimel(1)	$0	$0	$146,280
Philip Saunders, Jr.(1)	$0	$0	$145,000
William N. Searcy, Jr.	$0	$0	$150,500
Jean Gleason Stromberg	N/A	N/A	N/A
Carl W. Vogt	N/A	N/A	N/A
Interested Nominee
Axel Schwarzer	N/A	N/A	N/A

(1)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(2)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various DWS Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $3,000 for Dr. Herring, $11,000 for Mr. Jones, $12,280 for Ms. Rimel, $3,500 for Dr. Saunders and $17,500 for Mr. Searcy. These meeting fees were borne by the Funds.
(3)	During the calendar year 2005, the total number of New York DWS Funds overseen by each Board Member was 55 funds.

The Nominating/Corporate Governance Committee periodically reviews and recommends compensation for Board Members to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to board members of other mutual fund complexes.

Certain New York DWS Funds have adopted a Retirement Plan for Board Members who are not employees of the Fund, the Fund’s administrator or their respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement
Years of Service	Chair Audit Committee	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board voted to amend the Plan as part of an overall review of the compensation paid to Board Members. The amendments provided that no further benefits would accrue to any current or future Board Members and included a onetime payment of benefits accrued under the Plan to Board Members, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Board Member’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Board Member who receives fees from the Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Drs. Herring and Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

APPENDIX E

OFFICERS

The following persons are officers of each Trust/Corporation noted in the table below:

Name, Year of Birth, Position with the Fund and Length of Time Served(1),(2)	Business Experience and Directorships During the Past 5 Years

Vincent J. Esposito 1956 President since 2005	Managing Director(3), Deutsche Asset Management (since 2003); Vice President of Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert 1963 Chief Financial Officer, since 2004 Treasurer since 2005	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(4) 1962 Secretary since 2003	Director(3), Deutsche Asset Management

Patricia DeFilippis 1963 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger 1962 Assistant Secretary since 2005	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson(4) 1962 Assistant Secretary since 2002	Managing Director(3), Deutsche Asset Management

Scott M. McHugh(4) 1971 Assistant Treasurer since 2005	Director(3), Deutsche Asset Management

Kathleen Sullivan D’Eramo(4) 1957 Assistant Treasurer since 2003	Director(3), Deutsche Asset Management

John Robbins 1966 Anti-Money Laundering Compliance Officer since 2005	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo 1962 Chief Compliance Officer since 2004	Managing Director(3), Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

E-1

Name, Year of Birth, Position with the Fund and Length of Time Served(1),(2)	Business Experience and Directorships During the Past 5 Years

A. Thomas Smith 1956 Chief Legal Officer since 2005	Managing Director(3), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher LLP (1989-1991); staff attorney, U.S. Securities and Exchange Commission and the Illinois Securities Department (1986-1989)

(1)	Unless otherwise indicated, the mailing address of each officer with respect to fund operations is 345 Park Avenue, New York, New York 10154.
(2)	Length of time served represents the date that each officer first began serving in that position with the Funds.
(3)	Executive title, not a board directorship.
(4)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc., ICCC, DeIM or an affiliate serves as the adviser.

E-2

APPENDIX F

NUMBER OF VALUATION COMMITTEE MEETINGS

Fund	Valuation Committee Meetings Conducted During the Calendar Year Ended December 31, 2005
Cash Management Fund Investment	6
Cash Management Fund Institutional	6
Cash Reserves Fund Institutional	6
Daily Assets Fund Institutional	6
DWS Prime Series	6
DWS Tax-Free Series	6
DWS Treasury Series	6
Money Market Fund Investment	6
New York Tax-Free Money Fund Investment	6
Tax-Free Money Fund Investment	6
Treasury Money Fund Investment	6
Treasury Money Fund Institutional	6

F-1

APPENDIX G

FORM OF AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, dated as of [            ], 2006, among [Name of Trust/Corporation], a [Massachusetts business trust/Maryland corporation] [(the “Trust”)/(the “Corporation”)], on its own behalf and on behalf of each of the Funds listed on Schedule I to this Agreement (each a “Fund” and together, the “Funds”), and [Deutsche Asset Management, Inc./Investment Company Capital Corp.], a Delaware corporation (the “Adviser”).

WHEREAS, the [Trust/Corporation] is engaged in business as [an open-end/a closed-end] investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, The [Trust/Corporation] engages in the business of investing and reinvesting the assets of each Fund in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of each Fund included in the [Trust’s/Corporation’s] Registration Statement on Form [N-1A/N-2], as amended from time to time (the “Registration Statement”), filed by the [Trust/Corporation] under the Investment Company Act and the Securities Act of 1933, as amended;

WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the [Trust/Corporation] desires to retain the Adviser to provide investment management services to each Fund on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to each Fund on the terms set out in this Agreement; and

WHEREAS, the [Trust/Corporation] and the Adviser desire to amend and restate the Investment Management Agreement dated [            ].

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the [Trust/Corporation], each Fund and the Adviser agree as follows:

Appointment and Services.

(a) The [Trust/Corporation] appoints the Adviser to act as investment manager to each Fund. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b) Subject to the terms of this Agreement, and the supervision of the Board of [Trustees/Directors], the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use best efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code. The Adviser will also monitor, to the extent not monitored by the Fund’s administrator or other agent, each Fund’s compliance with its investment and tax guidelines and other compliance policies. Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients. In managing each Fund in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the [Trust/Corporation] or a Fund.

(c) The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board of [Trustees/Directors] and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d) The Adviser will provide assistance to the Board of [Trustees/Directors] in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund.

(e) The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of [Trustees/Directors] such records upon request.

(f) The Adviser also agrees to make available to the Board of [Trustees/Directors] the following:

(i) periodic reports on the investment performance of each Fund;

(ii) additional reports and information related to the Adviser’s duties under this Agreement as the Board of [Trustees/Directors] may reasonably request; and

(iii) to the extent held by the Adviser, all of each Fund’s investment records and ledgers as are necessary to assist the [Trust/Corporation] in complying with the requirements of the Investment Company Act and other applicable laws.

To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g) The Adviser will also provide to each Fund’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Fund, in each case subject to compliance with applicable privacy standards.

2. Investment Management Fee.

(a) For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the [Trust/Corporation] on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by [    ]% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

(b) The “average daily net assets” of each Fund will mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of each Fund will always be determined pursuant to the applicable provisions of the [Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”)/ Corporation’s Articles of Incorporation, as amended from time-to-time (the “Articles”)] and the Registration Statement. If the determination of net asset value for a Fund does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Fund as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(c) The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(d) All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

*REPLACE ABOVE SECTION 2 WITH THE FOLLOWING IF THERE IS NO FEE (when the advisor receives a fee from underlying funds)*

[2. Management Fee. As the Adviser expects to be compensated under investment management agreements currently in effect between the Adviser or its affiliates and the underlying funds advised by the Adviser or its affiliates in which a Fund may invest (“Underlying Funds”), the Adviser will not be paid a fee for the services described in Section 1 of this Agreement. The Adviser will be entitled to the reimbursement of expenses as set out in Section 3 of this Agreement.]

3. Expenses.

(a) Except as otherwise specifically provided in this Section 3 or as determined by the Board of [Trustees/Directors], to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all [Trustees/Directors], officers and executive employees of the [Trust/Corporation] (including a Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the [Trust/Corporation], subject to their individual consent to serve and to any limitations imposed by law. The Adviser will provide at its expense the services described in this Agreement.

(b) The Adviser will not be required to pay any expenses of the [Trust/Corporation] or of a Fund other than those specifically allocated to it in this Section 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the [Trust/Corporation]’s [Trustees/Directors] and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the

Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the [Trust/Corporation], a Fund’s custodian or other agents of the [Trust/Corporation]; taxes and governmental fees; fees and expenses of a Fund’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

(c) The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of a Fund (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the [Trust/Corporation] on behalf of the Fund will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Fund (or some other party) will assume some or all of such expenses. The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

4. Delegation of Investment Management Services. Subject to the prior approval of a majority of the members of the Board of [Trustees/Directors], including a majority of the [Trustees/Directors] who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board of [Trustees/Directors], including a majority of the [Trustees/Directors] who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

5. Selection of Brokers and Affiliated Transactions.

(a) Subject to the policies established by, and any direction from the [Trust/Corporation]’s Board of [Trustees/Directors] the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the [Trust/Corporation] or be in breach of any obligation owing to the [Trust/Corporation] under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

(b) Subject to the policies established by, and any direction from, a Fund’s Board of [Trustees/Directors], the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(c) The Adviser and any of its affiliates will not deal with a [Trust/Corporation] or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Fund order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, a Fund may not buy securities from the group except in accordance with policies established by the Board of [Trustees/Directors] in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(d) The Adviser will promptly communicate to a Fund’s administrator and to the officers and the [Trustees/Directors] of a [Trust/Corporation] such information relating to portfolio transactions as they may reasonably request.

6. Limitation of Liability of Manager.

(a) As an inducement to the Adviser undertaking to provide services to the [Trust/Corporation] and each Fund pursuant to this Agreement, the [Trust/Corporation] and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the [Trust/Corporation] or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the [Trust/Corporation], a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

7. Term and Termination.

(a) This Agreement will remain in force with respect to each party until [September 30, 2006] and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the [Trustees/Directors] who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the [Trustees/Directors] of the [Trust/Corporation], or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the [Trust/Corporation]’s Board of [Trustees/Directors] on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the [Trust/Corporation]. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

8. Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9. Services Not Exclusive. The Adviser’s services to the [Trust/Corporation] and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or [Trustees/Directors] of the [Trust/Corporation], and that officers or [Trustees/Directors] of the [Trust/Corporation] may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The [Trust/Corporation] and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.

10. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of [Trustees/Directors]. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for a Fund’s account with brokers or dealers selected by it in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of a Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. Additional Series. In the event the [Trust/Corporation] establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of [Trustees/Directors] with respect to the Funds and the execution of an amended Schedule I reflecting the Funds.

12. Delivery of Documents. Copies of the Registration Statement and each Fund’s Prospectus and SAI have been furnished to the Adviser by the [Trust/Corporation]. The [Trust/Corporation] has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the [Trust/Corporation] and each Fund:

(i) The [Declaration/Articles] dated [            ], as amended to date, together with all filed certificates regarding the establishment and designation of a series of Shares of the [Trust/Corporation], to the extent applicable.

(ii) By-Laws of the [Trust/Corporation] as in effect on the date hereof.

(iii) Resolutions of the [Trustees/Directors] of the [Trust/Corporation] approving the form of this Agreement.

The [Trust/Corporation] will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

*INCLUDE THE FOLLOWING SECTION FOR MA BUSINESS TRUST ONLY*

[13. Limitation of Liability for Claims.

(a) The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “            Trust” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of a Fund, or Trustee, officer, employee, or agent of the Trust, will be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only will be liable.

(b) The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and it agrees that the obligations assumed by the Trust on behalf of each Fund pursuant to this Agreement will be limited in all cases to a Fund and its assets, and it will not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. The Adviser understands that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.]

[13/14]. Miscellaneous.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c) This Agreement will be construed in accordance with the laws of [The Commonwealth of Massachusetts/the State of Maryland] without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

(d) This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e) If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

*INCLUDE THE FOLLOWING PARAGRAPH ONLY IF IMA CURRENTLY IN PLACE*

[(f) This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the [Trust/Corporation] on behalf of a Fund.]

[The rest of this page is intentionally blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

[NAME OF TRUST/CORPORATION]

By:
[Name of Officer] [Title]

[NAME OF TRUST/CORPORATION], on behalf of the Funds set out on Schedule I

By:
[Name of Officer] [Title]

[DEUTSCHE ASSET MANAGEMENT, INC./INVESTMENT COMPANY CAPITAL CORP.]

By:
[Name] [Title]

APPENDIX H

COMPARISON OF CURRENT AND PROPOSED

MANAGEMENT, ADMINISTRATIVE, TRANSFER AGENCY,

SUB-RECORDKEEPING AND ADMINISTRATIVE SERVICE FEES

TO BE COMPLETED

The tables below show the effective fee rates paid under the Current Management Agreements and proposed to be paid under the Investment Management Agreements and Administrative Services Agreements. As explained in Proposal II-A, “Approval of Amended and Restated Investment Management Agreement between Each Fund and Its Current Investment Adviser,” under the Investment Management Agreement the Funds will pay only for portfolio management and related services. The Funds will pay a flat fee of 0.100% for administrative services under the Administrative Services Agreements. Certain Funds currently pay affiliates of Deutsche Asset Management for transfer agency, sub-recordkeeping, omnibus recordkeeping and administrative services through the administration fee; these services are proposed to be unbundled from the administration fee and charged separately to the Funds, as shown below. In addition, certain Funds currently pay for custody services through the administration fee; the custody fees to be charged directly to the Funds by their custodian banks (which are not affiliated with Deutsche Asset Management) are not shown in the tables below. Although some Funds will see increases or decreases in total expenses as a result of the effort to standardize administration fees, and to charge the Funds directly for other services, caps on total expenses will mitigate the effects of any increase through September 30, 2006. The effect of caps on total expenses is not shown in the tables below.

If fee rates differ by class, the rates shown are for the class with the highest fees. The fee rates shown below are based on the Funds’ most recent fiscal year ends, except that transfer agency, recordkeeping and omnibus recordkeeping fees are based on average net assets for the year ended December 31, 2004 (unless otherwise noted).

Cash Management Fund Investment				Cash Management Fund Institutional
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management:	0.150%	Management:	0.150%	Management:	0.150%	Management:	0.150%
Administration:		Administration:	0.100%	Administration:		Administration:	0.100%
Accounting:		Transfer agency:	0.004%	Administration:		Transfer agency:	0.004%
		Sub-recordkeeping:				Sub-recordkeeping:
			0.700%				0.200%
Total:		Total:	0.954%	Total:		Total:	0.454%

Cash Reserves Fund Institutional				Daily Assets Fund Institutional
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management:	0.150%	Management	0.150%	Management	0.100%	Management:	0.100%
Administration:		Administration:	0.100%	Administration:		Administration:	0.100%
Accounting:		Transfer agency:	0.001%	Accounting:		Transfer agency:	0.000%
		Sub-recordkeeping				Sub-recordkeeping:
			0.001%				0.000%
Total:		Total:	0..252%	Total:		Total:	0.200%

H-1

DWS Prime Series (Class C)				DWS Tax-Free Series (Investment Class)
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management:	0.300%	Management	0.215%	Management	0.300%	Management:	0.215%
Administration:		Administration:	0.100%	Administration:		Administration:	0.100%
Accounting:		Transfer agency:	0.759%	Accounting:		Transfer agency:	0.000%
		Sub-recordkeeping				Sub-recordkeeping:
			0.000%				0.078%
Total:		Total:	1.064%	Total:		Total:	0.393%

DWS Treasury Series (Treasury Class)				Money Market Fund Investment
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management:	0.300%	Management	0.215%	Management	0.150%	Management:	0.150%
Administration:		Administration:	0.100%	Administration:		Administration:	0.100%
Accounting:		Transfer agency:	0.001%	Accounting:		Transfer agency:	0.003%
		Sub-recordkeeping				Sub-recordkeeping:
			0.082%				0.370%
Total:		Total:	0.398%	Total:		Total:	0.623%

New York Tax Free Money Fund Investment				Tax Free Money Fund Investment
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management:	0.150%	Management	0.150%	Management	0.150%	Management:	0.150%
Administration:		Administration:	0.100%	Administration:		Administration:	0.100%
Accounting:		Transfer agency:	0.003%	Accounting:		Transfer agency:	0.003%
		Sub-recordkeeping				Sub-recordkeeping:
			0.700%				0.750%
Total:		Total:	0.953%	Total:		Total:	1.003%

Treasury Money Fund Investment				Treasury Money Fund Institutional (Class S)
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management:	0.150%	Management	0.150%	Management	0.150%	Management:	0.150%
Administration:		Administration:	0.100%	Administration:		Administration:	0.100%
Accounting:		Transfer agency:	0.017%	Accounting:		Transfer agency:	0.242%
		Sub-recordkeeping				Sub-recordkeeping:
			0.700%				0.190%
Total:		Total:	0.967%	Total:		Total:	0.682%

H-2

APPENDIX I

COMPARISON OF MANAGEMENT FEE RATES

Fund	Management Fee Rate under Current Management Agreement	Management Fee Rate under Proposed Investment Management Agreement (“New Fee”)	Aggregate Amount of DeAM, Inc./ ICCC Management Fee under Current Management Agreement(1), (2)	Aggregate Amount DeAM, Inc./ICCC Would Have Received Had the New Fee Been in Effect(1), (2)	Percentage Change in Aggregate Amount Received by DeAM, Inc./ ICCC(1)
Cash Management Fund Investment(3)	0.150%	0.150%

Cash Management Fund Institutional(3)	0.150%	0.150%	$	$

Cash Reserves Fund Institutional(3)	0.150%	0.150%	$	$

Daily Assets Fund Institutional	0.100%	0.100%	$	$

DWS Prime Series	0.300% on first $500 million 0.260% on next $500 million 0.250% on next $500 million 0.240% on next $1 billion 0.230% on next $1 billion 0.220% thereafter additional 0.02% on all assets	0.215% on first $500 million 0.175% on next $500 million 0.165% on next $500 million 0.155% on next $1 billion 0.145% on next $1 billion 0.135% thereafter additional 0.020% on all assets	$	$

DWS Tax-Free Series	0.300% on first $500 million 0.260% on next $500 million 0.250% on next $500 million 0.240% on next $1 billion 0.230% on next $1 billion 0.220% thereafter additional 0.03% on all assets	0.215% on first $500 million 0.175% on next $500 million 0.165% on next $500 million 0.155% on next $1 billion 0.145% on next $1 billion 0.135% thereafter additional 0.030% on all assets	$	$

DWS Treasury Series	0.300% on first $500 million 0.260% on next $500 million 0.250% on next $500 million 0.240% on next $1 billion 0.230% on next $1 billion 0.220% thereafter	0.215% on first $500 million 0.175% on next $500 million 0.165% on next $500 million 0.155% on next $1 billion 0.145% on next $1 billion 0.135% thereafter	$	$

I-1

Fund	Management Fee Rate under Current Management Agreement	Management Fee Rate under Proposed Investment Management Agreement (“New Fee”)	Aggregate Amount of DeAM, Inc./ ICCC Management Fee under Current Management Agreement(1), (2)	Aggregate Amount DeAM, Inc./ICCC Would Have Received Had the New Fee Been in Effect(1), (2)	Percentage Change in Aggregate Amount Received by DeAM, Inc./ ICCC(1)

Money Market Fund Investment(3)	0.150%	0.150%	$	$

New York Tax Free Money Fund Investment	0.150%	0.150%	$	$

Tax Free Money Fund Investment	0.150%	0.150%	$	$

Treasury Money Fund Investment(3)	0.150%	0.150%	$	$

Treasury Money Fund Institutional(3)	0.150%	0.150%	$	$

(1)	This comparison is included because it is required by applicable SEC regulations. As noted in the Proxy Statement, the Current Management Agreement for some Funds provides for both investment advisory and administrative services while the Current Management Agreement for other Funds provides only for investment advisory services; administrative services are provided under a separate agreement. For all Funds, accounting services are provided under a separate agreement. For those Funds whose Current Management Agreement covers both advisory and administrative services, because administrative fees would instead be paid under the new administrative services agreement if shareholders approve the proposed Investment Management Agreement, the management fee rate will be reduced. For some Funds, the reduction in management fee will be offset completely by the new fee charged for administrative services under the administrative services agreement. Other Funds are proposed to pay lower management fees, even after giving effect to the new charges for administrative fees under the administrative services agreement.
(2)	Based on average net assets for the Fund’s most recently completed fiscal year.
(3)	Feeder fund in a master feeder arrangement; the management fee shown is that of the Fund’s Portfolio.

I-2

APPENDIX J

TRANSFER AGENCY AND RECORDKEEPING FEES

UNDER NEW ADMINISTRATIVE SERVICES AGREEMENTS

Transfer Agency Fees(1)

Fund	Class A	Class B	Class C	Inst’l Class	Class S	Class AARP	Inv Class	Prime Class	Treasury Class
Cash Management Fund Investment	N/A	N/A	N/A	N/A	N/A	N/A	0.004%	N/A	N/A
Cash Management Fund Institutional	N/A	N/A	N/A	0.004%	N/A	N/A	N/A	N/A	N/A
Cash Reserves Fund Institutional	N/A	N/A	N/A	0.001%	N/A	N/A	N/A	N/A	N/A
Daily Assets Fund Institutional	N/A	N/A	N/A	0.000%	N/A	N/A	N/A	N/A	N/A
DWS Prime Series	0.341%	0.339%	0.759%	0.000%	N/A	N/A	N/A	0.001%	N/A
DWS Tax-Free Series	N/A	N/A	N/A	0.000%	N/A	N/A	0.000%	N/A	N/A
DWS Treasury Series	N/A	N/A	N/A	0.000%	N/A	N/A	N/A	N/A	0.001%
Money Market Fund Investment	N/A	N/A	N/A	N/A	N/A	N/A	0.003%	N/A	N/A
New York Tax Free Money Fund Investment	N/A	N/A	N/A	N/A	N/A	N/A	0.003%	N/A	N/A
Tax Free Money Fund Investment	N/A	N/A	N/A	N/A	N/A	N/A	0.003%	N/A	N/A
Treasury Money Fund Investment	N/A	N/A	N/A	N/A	N/A	N/A	0.017%	N/A	N/A
Treasury Money Fund Institutional	N/A	N/A	N/A	0.020%	0.242%	0.283%	N/A	N/A	N/A

(1)	Based on average net assets for the year ended December 31, 2005.

Sub-Recordkeeping, Omnibus Recordkeeping and Administrative Service Fees(1)

Fund	Class A	Class B	Class C	Inst’l Class	Class S	Class AARP	Inv Class	Prime Class	Treasury Class
Cash Management Fund Investment	N/A	N/A	N/A	N/A	N/A	N/A	0.700%	N/A	N/A
Cash Management Fund Institutional	N/A	N/A	N/A	0.007%	N/A	N/A	N/A	N/A	N/A
Cash Reserves Fund Institutional	N/A	N/A	N/A	0.000%	N/A	N/A	N/A	N/A	N/A
Daily Assets Fund Institutional	N/A	N/A	N/A	0.000%	N/A	N/A	N/A	N/A	N/A
DWS Prime Series	0.000%	0.000%	0.000%	0.011%	N/A	N/A	N/A	0.076%	N/A
DWS Tax-Free Series	N/A	N/A	N/A	0.011%	N/A	N/A	0.078%	N/A	N/A
DWS Treasury Series	N/A	N/A	N/A	0.009%	N/A	N/A	N/A	N/A	0.082%
Money Market Fund Investment	N/A	N/A	N/A	N/A	N/A	N/A	0.370%	N/A	N/A
New York Tax Free Money Fund Investment	N/A	N/A	N/A	N/A	N/A	N/A	0.750%	N/A	N/A
Tax Free Money Fund Investment	N/A	N/A	N/A	N/A	N/A	N/A	0.750%	N/A	N/A
Treasury Money Fund Investment	N/A	N/A	N/A	N/A	N/A	N/A	0.097%	N/A	N/A
Treasury Money Fund Institutional	N/A	N/A	N/A	0.190%	0.00%	0.00%	N/A	N/A	N/A

(1)	Based on average net assets for the year ended December 31, 2005.

J-1

APPENDIX K

Comparison of Terms of Management Agreements

Cash Management Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Daily Assets Fund Institutional, Money Market Fund Investment, New York Tax-Free Money Fund Investment, Tax-Free Money Fund Investment, Treasury Money Fund Investment, Treasury Money Fund Institutional

Investment Management Agreement	Current Management Agreement
Advisory Services

Subject to the terms of this Agreement, and the supervision of the Board, the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; of 1940 (the “1940 Act”).

The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

The Adviser shall manage a Series’ affairs and shall supervise all aspects of a Series’ operations including the investment and reinvestment of the cash, securities or other properties comprising a Series’ assets, subject at all times to the policies and control of the Board. The Adviser shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Adviser.

In carrying out its obligations, the Adviser shall:

(a) supervise and manage all aspects of a Series’ operations, except for distribution services;

(b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

(c) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Adviser considers desirable for inclusion in a Series’ portfolio;

(d) determine which issuers and securities shall be represented in a Series’ portfolio and regularly report thereon to the Trust’s Board; and

(e) take all actions necessary to carry into effect a Series’ purchase and sale programs.

Fund Administration Services
None.	The Adviser shall provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust’s principal office.

Expenses

The Adviser will pay the compensation and expenses of all Trustees/Directors, officers and executive employees of the Trust/Corporation (including a Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the Trust/Corporation, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser will not be required to pay any expenses of the Trust/Corporation or of a Fund other than those specifically allocated to it in the Investment Management Agreement. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Trust/Corporation’s Trustees/Directors and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Trust/Corporation, a Fund’s custodian or other agents of the Trust/Corporation; taxes and governmental fees; fees and expenses of a Fund’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

The Adviser shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Adviser, to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust’s distributor under the Trust’s plan of distribution; the charges and expenses of any register, any custodian or depository appointed by the Trust for the safekeeping of a Series’ cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers’ commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust’s shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of the independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage, insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series’ or Trust’s operation unless otherwise explicitly provided herein.

Fees

For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust/Corporation on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by [ ]% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Agreement as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In addition to the foregoing, the Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Adviser. Any such fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

Delegation
Subject to the prior approval of a majority of the members of the Board, including a majority of the Trustees/Directors who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a	Subject to the prior approval of a majority of the members of the Trust’s Boards of Trustees, including a majority of the Trustees who are not ‘interested persons,’ as defined in the 1940 Act, the Adviser may, through a sub-advisory agreement or other

sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed.	arrangement, delegate to any other company that the Adviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Adviser’s duties and may adjust the duties of such entity, the portion of Series assets of the Series assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust’s Board who are not ‘interested persons,’ as defined in the 1940 Act; provided, that the Adviser shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Adviser of any of its obligations hereunder.

Brokerage Selection
Subject to the policies established by, and any direction from the Trust/Corporation’s Board the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust/Corporation or be in breach of any obligation owing to the Trust/Corporation under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series’ prospectus and statement of additional information.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series’ prospectus and statement of additional information.

Transactions with Affiliates
Subject to the policies established by, and any direction from, a Fund’s Board, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.	Subject to the policies established by the Board in compliance with applicable law, the Adviser may permit any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to any of its affiliates must be made in conformity with Rule 17e-1 under the 1940 Act.

Allocation of Investment Opportunities
Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Trust/Corporation and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.	If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. The Adviser or its affiliates may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

Activities of Manager
The Adviser’s services to the Trust/Corporation and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities.	The services of the Adviser to the Trust on behalf of each Series are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

Limitation of Liability of Adviser
As an inducement to the Adviser undertaking to provide services to the Trust/Corporation and each Fund pursuant to this Agreement, the Trust/Corporation and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust/Corporation or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust/Corporation, a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.	The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Term and Termination

This Agreement will remain in force with respect to each party until September 30, 2006 and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees/Directors who are not parties to this Agreement or	This Agreement, unless sooner terminated, shall remain in effect with respect to the Trust on behalf of a Series until two years after the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a

“interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees/Directors of the Trust/Corporation, or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust/Corporation’s Board on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust/Corporation. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series.

This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days’ written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

Amendment
No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.	None.

DWS Prime Series, DWS Tax-Free Series, DWS Treasury Series

Investment Management Agreement	Current Management Agreement

Advisory Services

Subject to the terms of this Agreement, and the supervision of the Board, the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; of 1940 (the “1940 Act”).

The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

The Fund hereby appoints the Adviser to act as the Fund’s investment advisor. The Adviser shall manage the Fund’s affairs and shall supervise all aspects of the Fund’s operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Fund’s assets, subject at all times to the policies and control of the Fund’s Board. The Adviser shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Adviser.

The Adviser shall:

(a) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund’s portfolio or the activities in which they engage, or with respect to securities which the Adviser considers desirable for inclusion in the Fund’s portfolio;

(b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;

(c) determine which issuers and securities shall be represented in the Fund’s portfolio and regularly report thereon to the Fund’s Board; and

(d) take all actions necessary to carry into effect the Fund’s purchase and sale programs.

Fund Administration Services
None.

The Adviser shall:

(a) supervise and manage all aspects of the Fund’s operations, except for distribution services;

(b) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund’s Board;

(c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationary, supplies and similar items for the Fund’s principal office;

(d) supervise the operations of the Fund’s transfer and dividend disbursing agent;

(e) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund’s Board; and

(f) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund’s shareholders and reports to and filings with the SEC and state Blue Sky authorities.

Expenses

The Adviser will pay the compensation and expenses of all Trustees/Directors, officers and executive employees of the Trust/Corporation (including a Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the Trust/Corporation, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser will not be required to pay any expenses of the Trust/Corporation or of a Fund other than those specifically allocated to it in the Investment Management Agreement. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Trust/Corporation’s Trustees/Directors and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Trust/Corporation, a Fund’s custodian or other agents of the Trust/Corporation; taxes and governmental fees; fees and expenses of a Fund’s accounting agent, custodians,

The expenses connected with the Fund shall be allocable between the Fund and the Adviser as follows:

(a) The Adviser shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

(b) The Fund assumes and shall pay or cause to by paid all other expenses of the Fund, including, without limitation: payments to the Fund’s distributor under the Fund’s plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; broker’s commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the fund and supplements thereto to the Fund’s shareholders; all expenses of shareholders’ and Trustees/Directors’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees/Directors or Trustee/Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund’s shares; charges and expenses of legal counsel, including counsel to the Trustees/Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage, insurance premiums on property or personnel (including officers and Trustees/Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund’s operation unless otherwise explicitly provided herein.

The Adviser may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund’s Board. Such services will be performed on behalf of the Fund and the Adviser’s charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund’s independent accountants. Payment or assumption by the Adviser of any Fund expense that the Adviser is not required to pay or assume under this Agreement shall not relieve the Adviser of any obligation to the Fund nor obligate the Adviser to pay or assume any similar Fund expense on any subsequent occasion.

Fees

For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust/Corporation on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by [ ]% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Agreement as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Adviser’s compensation for the preceding month shall be made as promptly as possible.

Delegation
Subject to the prior approval of a majority of the members of the Board, including a majority of the Trustees/Directors who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed.

Subject to the approval of the Board and shareholders of the Fund, the Adviser may delegate to a sub-adviser certain of its duties provided that the Adviser shall continue to supervise the performance of any such sub-adviser. The Adviser shall not be responsible for the sub-adviser’s performance under a sub-advisory agreement.

Subject to the approval of the Board and, to the extent required by the 1940 Act, shareholders, the Adviser may delegate to any company that it controls, is controlled by, or is under common control with (or to more than one such company), or to specified employees of such company, certain of its duties, provided that the Adviser shall continue to supervise the performance of any such company and shall regularly report thereon to the Fund’s Board.

Brokerage Selection
Subject to the policies established by, and any direction from the Trust/Corporation’s Board the Adviser will be responsible for selecting the brokers or dealers that will	In the event that the Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust/Corporation or be in breach of any obligation owing to the Trust/Corporation under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

brokerage commission rates, the Adviser’s primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Fund’s transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Adviser may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund.

The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocation regularly to the Board of the Fund, indicating the broker-dealer to whom such allocations have been made and the basis therefore.

Transactions with Affiliates
Subject to the policies established by, and any direction from, a Fund’s Board, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.	None.

Allocation of Investment Opportunities
Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Trust/Corporation and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.	None.

Activities of Manager
The Adviser’s services to the Trust/Corporation and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities.	The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

Limitation of Liability of Adviser
As an inducement to the Adviser undertaking to provide services to the Trust/Corporation and each Fund pursuant to this Agreement, the Trust/Corporation and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust/Corporation or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust/Corporation, a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the	In the performance of its duties hereunder, the Adviser shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Adviser shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Adviser or its officers, directors or employees, or reckless disregard by the Adviser of its duties under this Agreement.

performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

Term and Termination

This Agreement will remain in force with respect to each party until September 30, 2006 and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees/Directors who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees/Directors of the Trust/Corporation, or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust/Corporation’s Board on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust/Corporation. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

(a) (i) by the Fund’s Board or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act); and

(b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party of this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

This Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund’s Board or a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) or by the Adviser, upon sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

Amendment
No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.	None.

APPENDIX L

INFORMATION REGARDING THE CURRENT MANAGEMENT AGREEMENTS

Cash Management Fund Investment

Date:

Date Last Submitted to a Vote of Security

Holders and Purpose of Submission: [date]

Actions taken by the Board since [date]

Cash Management Fund Institutional

Date:

Date Last Submitted to a Vote of Security

Holders and Purpose of Submission: [date]

Actions taken by the Board since [date]

Cash Reserves Fund Institutional

Date:

Date Last Submitted to a Vote of Security

Holders and Purpose of Submission: [date]

Actions taken by the Board since [date]

Daily Assets Fund Institutional

Date:

Date Last Submitted to a Vote of Security

Holders and Purpose of Submission: [date]

Actions taken by the Board since [date]

DWS Prime Series

Date:

Date Last Submitted to a Vote of Security

Holders and Purpose of Submission: [date]

Actions taken by the Board since [date]

DWS Tax-Free Series

Date:

Date Last Submitted to a Vote of Security

Holders and Purpose of Submission: [date]

Actions taken by the Board since [date]

L-1

DWS Treasury Series

Date:

Date Last Submitted to a Vote of Security

Holders and Purpose of Submission: [date]

Actions taken by the Board since [date]

Money Market Fund Investment

Date:

Date Last Submitted to a Vote of Security

Holders and Purpose of Submission: [date]

Actions taken by the Board since [date]

New York Tax-Free Money Fund Investment

Date:

Date Last Submitted to a Vote of Security

Holders and Purpose of Submission: [date]

Actions taken by the Board since [date]

Tax-Free Money Fund Investment

Date:

Date Last Submitted to a Vote of Security

Holders and Purpose of Submission: [date]

Actions taken by the Board since [date]

Treasury Money Fund Investment

Date:

Date Last Submitted to a Vote of Security

Holders and Purpose of Submission: [date]

Actions taken by the Board since [date]

Treasury Money Fund Institutional

Date:

Date Last Submitted to a Vote of Security

Holders and Purpose of Submission: [date]

Actions taken by the Board since [date]

L-2

APPENDIX M

FACTORS CONSIDERED IN CONNECTION WITH BOARD REVIEW OF CURRENT

INVESTMENT MANAGEMENT AGREEMENTS

The Board, including the Funds’ Independent Board Members, received information from Deutsche Asset Management to assist them in their consideration of the Funds’ Current Management Agreements. The Board received and considered a variety of information about Deutsche Asset Management, its affiliated service providers and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed all the Funds for which the Board has responsibility. The Board considered factors that it believes relevant to the interests of Fund shareholders, including:

•	The investment management fee schedule for each Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by similar funds and (ii) fee rates paid to Deutsche Asset Management by similar funds and institutional accounts advised by Deutsche Asset Management. The Board gave only limited consideration to fees paid by similar institutional accounts advised by Deutsche Asset Management, in light of the material differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Board concluded that the fee schedule in effect for each Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to each Fund and fees paid by similar funds. See Appendix M-1 for comparative management fee information provided by Lipper and considered by the Board in connection with each Fund.

•	The extent to which economies of scale would be realized as the Funds grow. As part of its consideration, the Board considered whether the proposed management fee schedules should contain breakpoints or if existing breakpoints should be revised. The Board carefully considered whether the proposed breakpoints would have any real effect on Fund fees. The Board determined that each Fund’s fee schedule represents an appropriate sharing between Fund shareholders and Deutsche Asset Management of such economies of scale as may exist in the management of the Funds at current asset levels.

•	The total operating expenses of each Fund, including in comparison to each Fund’s respective peer group as determined by Lipper. See Appendix M-1 for operating expense information provided by Lipper and considered by the Board in connection with each Fund. In this regard, the Board considered that the various expense limitations agreed to by Deutsche Asset Management effectively limit the ability of any Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that no Fund’s total operating expenses would be uncompetitive relative to the applicable Lipper universe.

•	The investment performance of each Fund and Deutsche Asset Management, both absolute and relative to various benchmarks and industry peer groups. See Appendix M-1 for performance information provided by Lipper and considered by the Board in connection with each Fund. The Board also noted the disappointing investment performance of certain Funds in recent years and continued to discuss with senior management of Deutsche Asset Management the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that Deutsche Asset Management has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•

The nature, extent and quality of services provided by Deutsche Asset Management. The Board considered extensive information regarding Deutsche Asset Management, including Deutsche Asset Management’s personnel (particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. The Board also considered the terms of the Current Management Agreements, including the scope of services provided under those agreements and the current administrative services agreements. In this regard, the Board concluded that the quality and range of services provided by Deutsche Asset Management have benefited and should continue to benefit the Funds and their shareholders.

•	The costs of the services to, and profits realized by, Deutsche Asset Management and its affiliates from their relationships with the Funds. In analyzing Deutsche Asset Management’s costs and profits, the Board also reviewed the fees paid to and services provided by Deutsche Asset Management and its affiliates with respect to administrative services, fund accounting, shareholder servicing, transfer agency, sub-recordkeeping and distribution (including fees paid pursuant to 12b-1 plans). The Board concluded that each Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by Deutsche Asset Management and its affiliates in providing services to the Funds.

•	Deutsche Asset Management’s practices regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including its soft dollar practices. In this regard, the Board observed that Deutsche Asset Management had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	Deutsche Asset Management’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered Deutsche Asset Management’s commitment to indemnify the Funds against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by Deutsche Asset Management to documenting and enhancing its compliance procedures in recent years. The Board noted in particular the experience and seniority of Deutsche Asset Management’s chief compliance officer, the large number of personnel who report to him and the substantial commitment of resources by Deutsche Asset Management to compliance matters.

•	The commitment of Deutsche Bank, Deutsche Asset Management’s parent company, to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Funds and their shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Fund shareholders.

The Board evaluated the Current Management Agreement in light of the proposed changes to such agreement being submitted to shareholders and the fact that the Current Management Agreement would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue each Fund’s Current Management Agreement and concluded that the continuation of such Agreements was in the best interests of each Fund’s shareholders.

In reaching this conclusion, the Board did not give particular weight to any single factor identified above. The Board reached considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Current Management Agreements.

APPENDIX M-1

FACTORS CONSIDERED BY THE BOARD

IN APPROVING THE FUNDS’ CURRENT MANAGEMENT AGREEMENTS

CASH MANAGEMENT FUND INVESTMENT

In approving the Investment Management Agreement, the Board, including the Independent Trustees, also considered the following factors:

Fund Performance

The comparative Lipper information showed that the Fund’s performance was in the second quartile for the one-year period and in the third quartile for the three- and five-year periods. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that the Fund’s Contractual Management Fee and Actual Management Fee were in the first quartile in the Fund’s Expense Group for the comparison periods utilized in the Lipper Report (the “Comparison Periods”). The Fund’s total expenses were in the third quartile for the Comparison Periods.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management will enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of the Fund through September 30, 2006 would not exceed the current expense ratio of 0.750% for Investment Class shares. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement.

CASH MANAGEMENT FUND INSTITUTIONAL

In approving the Investment Management Agreement, the Board, including the Independent Trustees, also considered the following factors:

Fund Performance

The comparative Lipper information showed that the Fund’s performance was in the second quartile for the one-, three- and five-year periods. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that the Fund’s Contractual Management Fee was in the first quartile and Actual Management Fee was in the second quartile in the Fund’s Expense Group for the Comparison Periods. The Fund’s total expenses were in the third quartile for the Comparison Periods.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management will enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of the Fund through September 30, 2006 would not exceed the current expense ratio of 0.230% for Institutional Class shares. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement.

DAILY ASSETS FUND INSTITUTIONAL

In approving the Investment Management Agreement, the Board, including the Independent Trustees, also considered the following factors:

Fund Performance

The comparative Lipper information showed that the Fund’s performance was in the first quartile for the one-, three- and five-year periods. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that the Fund’s Contractual Management Fee and Actual Management Fee were in the first quartile in the Fund’s Expense Group for the Comparison Periods. The Fund’s total expenses were in the first quartile for the Comparison Periods.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management will enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of the Fund through September 30, 2006 would not exceed the current expense ratio of 0.030%. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement.

DWS PRIME SERIES

In approving the Investment Management Agreement, the Board, including the Independent Directors, also considered the following factors:

Fund Performance

The comparative Lipper information showed that the Fund’s performance was in the fourth quartile for the one-year period and in the third quartile for the three- and five-year periods. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that the Fund’s Contractual Management Fee and Actual Management Fee were in the first quartile in the Fund’s Expense Group for the Comparison Periods. The Fund’s total expenses were in the fourth quartile for the Comparison Periods for Class A shares and in the second quartile for Prime shares.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management will enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of the Fund through September 30, 2006 would not exceed the current expense ratio of 1.00% for Class A shares,             for Class B shares,             for Class C shares,             for Institutional shares and 0.83% for Prime shares. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement. The Board also noted the reduction of management fees under the Investment Management Agreement which could reduce the Fund’s Contractual Management Fee as follows: 0.215% on the first $500 million, 0.175% on the next $500 million, 0.165% on the next $500 million, 0.155% on the next $1 billion, 0.145% on the next $1 billion, 0.135% on assets in excess of $3.5 billion with an additional 0.020% on all assets.

DWS TAX-FREE SERIES

In approving the Investment Management Agreement, the Board, including the Independent Directors, also considered the following factors:

Fund Performance

The comparative Lipper information showed that the performance of the Fund’s Institutional Class was in the third quartile for the one-, three- and five-year periods and of the Fund’s Investment Class was in the second quartile for the one-year period and the third quartile for the three and five year periods. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that the Contractual Management Fee was in the third quartile and Actual Management Fee was in the fourth quartile in the Expense Group for Institutional Class shares for the Comparison Periods. For Investment Class shares, the Contractual Management Fee was in the first quartile and Actual Management Fee was in the second quartile for the Expense Group for the Comparison Periods. The Fund’s total expenses were in the second quartile for the Comparison Periods for Institutional Class shares and in the third quartile for Investment Class shares.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management will enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of the Fund through September 30, 2006 would not exceed the current expense ratio of 0.330% for Institutional Class shares and 0.720% for Investment Class shares. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement. The Board also noted the reduction of management fees under the Investment Management Agreement which could reduce the Fund’s Contractual Management Fee as follows: 0.215% on the first $500 million, 0.175% on the next $500 million, 0.165% on the next $500 million, 0.155% on the next $1 billion, 0.145% on the next $1 billion, 0.135% on assets in excess of $3.5 billion with an additional 0.030% on all assets.

DWS TREASURY SERIES

In approving the Investment Management Agreement, the Board, including the Independent Directors, also considered the following factors:

Fund Performance

The comparative Lipper information showed that the performance of the Fund’s Treasury Class was in the third quartile for the one-, three- and five-year periods. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that the Contractual Management Fee and Actual Management Fee were in the first quartile in the Expense Group for Treasury Class shares for the Comparison Periods. The Fund’s total expenses were in the third quartile for the Comparison Periods for Treasury Class shares.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management will enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of the Fund through September 30, 2006 would not exceed the current expense ratio of             % for Institutional Class shares and 0.710% for Treasury Class shares. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement. The Board also noted the reduction of management fees under the Investment Management Agreement which could reduce the Fund’s Contractual Management Fee as follows: 0.215% on the first $500 million, 0.175% on the next $500 million, 0.165% on the next $500 million, 0.155% on the next $1 billion, 0.145% on the next $1 billion and 0.135% on assets in excess of $3.5 billion.

NEW YORK TAX FREE MONEY FUND INVESTMENT

In approving the Investment Management Agreement, the Board, including the Independent Trustees, also considered the following factors:

Fund Performance

The comparative Lipper information showed that the performance of the Fund’s Investment Class was in the third quartile for the one-year period and in the fourth quartile for the three- and five-year periods. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that the Fund’s Contractual Management Fee and Actual Management Fee were in the first quartile in the Fund’s Expense Group for the Comparison Periods. The Fund’s total expenses were in the third quartile for the Comparison Periods.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management will enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of the Fund through September 30, 2006 would not exceed the current expense ratio of 0.750% for Investment Class shares. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement.

TREASURY MONEY FUND INVESTMENT

In approving the Investment Management Agreement, the Board, including the Independent Trustees, also considered the following factors:

Fund Performance

The comparative Lipper information showed that the performance of the Fund’s Investment Class was in the second quartile for the one-year period and in the third quartile for the three- and five-year periods. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that the Fund’s Contractual Management Fee and Actual Management Fee were in the first quartile in the Fund’s Expense Group for the Comparison Periods. The Fund’s total expenses were in the fourth quartile for the Comparison Periods.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management will enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of the Fund through September 30, 2006 would not exceed the current expense ratio of 0.750% for Investment Class shares. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement.

TREASURY MONEY FUND INSTITUTIONAL

In approving the Investment Management Agreement, the Board, including the Independent Trustees, also considered the following factors:

Fund Performance

The comparative Lipper information showed that the performance of the Fund’s Institutional Class was in the first quartile for the one-, three and five-year periods. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that the Fund’s Contractual Management Fee was in the second quartile and Actual Management Fee was in the first quartile in the Fund’s Expense Group for the Comparison Periods. The Fund’s total expenses were in the third quartile for the Comparison Periods.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management will enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of the Fund through September 30, 2006 would not exceed the current expense ratio of 0.250% for Institutional Class shares,             for Class S shares and             for Class AARP shares. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement.

APPENDIX N

INFORMATION REGARDING SIMILAR FUNDS

Fund Name	FYE	Net Assets*	Current Management Fee Schedule†	Proposed Management Fee Schedule (Net of Admin Fee)	Current Investment Objective
DWS Prime Series	3/31		0.300% on first $500 million 0.260% on next $500 million 0.250% on next $500 million 0.240% on next $1 billion 0.230% on next $1 billion 0.220% thereafter additional 0.02% on all assets	0.215% on first $500 million 0.175% on next $500 million 0.165% on next $500 million 0.155% on next $1 billion 0.145% on next $1 billion 0.135% thereafter additional 0.020% on all assets	The Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

DWS Tax Free Series	3/31		0.300% on first $500 million 0.260% on next $500 million 0.250% on next $500 million 0.240% on next $1 billion 0.230% on next $1 billion 0.220% thereafter additional 0.03% on all assets	0.215% on first $500 million 0.175% on next $500 million 0.165% on next $500 million 0.155% on next $1 billion 0.145% on next $1 billion 0.135% thereafter additional 0.030% on all assets	The Fund seeks a high level of current income exempt from federal income tax as is consistent with liquidity and the preservation of capital by investing in high quality short-term municipal securities.

DWS Treasury Series	3/31		0.300% on first $500 million 0.260% on next $500 million 0.250% on next $500 million 0.240% on next $1 billion 0.230% on next $1 billion 0.220% thereafter	0.215% on first $500 million 0.175% on next $500 million 0.165% on next $500 million 0.155% on next $1 billion 0.145% on next $1 billion 0.135% thereafter	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in securities issued by the US Treasury.

Fund Name	FYE	Net Assets*	Current Management Fee Schedule†	Proposed Management Fee Schedule (Net of Admin Fee)	Current Investment Objective
Cash Reserves Fund Institutional	12/31		0.150%	0.150%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.
Cash Management Fund Investment	12/31		0.150%	0.150%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.
Cash Management Fund Institutional	12/31		0.150%	0.150%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.
Tax Free Money Fund Investment	12/31		0.150%	0.150%	The Fund seeks a high level of current income exempt from Federal income tax consistent with liquidity and the preservation of capital by investing in high quality, short-term, tax-exempt money market instruments.

Fund Name	FYE	Net Assets*	Current Management Fee Schedule†	Proposed Management Fee Schedule (Net of Admin Fee)	Current Investment Objective
Treasury Money Fund Investment	12/31		0.150%	0.150%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in debt obligations of the US Treasury or repurchase agreements collateralized by US Treasury debt obligations and US Treasury Guaranteed Securities (Government National Mortgage Association (“GNMA”)).

Treasury Money Fund Institutional	12/31		0.150%	0.150%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in debt obligations of the US Treasury or repurchase agreements collateralized by US Treasury debt obligations and US Treasury Guaranteed Securities (Government National Mortgage Association (“GNMA”)).

Fund Name	FYE	Net Assets*	Current Management Fee Schedule†	Proposed Management Fee Schedule (Net of Admin Fee)	Current Investment Objective
Money Market Fund Investment	12/31		0.150%	0.150%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

DWS Cash Investment Trust	5/31		0.400% to $250 million 0.380% next $750 million 0.350% next $1.5 billion 0.320% next $2.5 billion 0.300% next $2.5 billion 0.280% next $2.5 billion 0.260% next $2.5 billion 0.250% thereafter	0.315% to $250 million 0.295% next $750 million 0.265 next $1.5 billion 0.235% next $2.5 billion 0.215% next $2.5 billion 0.195% next $2.5 billion 0.175% next $2.5 billion 0.165% thereafter	The Fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income.

Daily Assets Fund Institutional	6/30		0.100%	0.100%	The Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

DWS Money Market Series	5/31		0.250%	0.165% first $1.5 billion 0.150% next $1.75 billion 0.135% next $1.75 billion 0.120% thereafter	The Fund seeks as high a level of current income as is consistent with liquidity, preservation of capital and the Fund’s investment policies.

Fund Name	FYE	Net Assets*	Current Management Fee Schedule†	Proposed Management Fee Schedule (Net of Admin Fee)	Current Investment Objective
New York Tax Free Money Fund Investment	12/31		0.150%	0.150%	The Fund seeks a high level of current income exempt from Federal and New York income tax consistent with liquidity and the preservation of capital by investing in high quality, short-term, tax-exempt money market instruments.

DWS Tax Free Money Fund	5/31		0.500% to $500 million 0.480% thereafter	0.415% to $500 million 0.395% thereafter	The Fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities.

DWS U.S. Treasury Money Fund	5/31				The Fund seeks current income consistent with safety, liquidity and stability of capital by investing, under normal circumstances, at least 80% of total assets in short-term debt obligations of the US Treasury or repurchase agreements collateralized by US Treasury obligations.

Fund Name	FYE	Net Assets*	Current Management Fee Schedule†	Proposed Management Fee Schedule (Net of Admin Fee)	Current Investment Objective
DWS Variable Series I--Money Market VIP	12/31		0.370%	0.285% of first $500 million 0.270% next $500 million 0.255% next $1.0 billion 0.240% thereafter	The Portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

*	Unless otherwise noted, the information provided in the chart is shown as of the end of the Fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a fund. Certain funds from time to time may be subject to waivers and/or expense limitations.

APPENDIX O

INFORMATION REGARDING EACH FUND’S RELATIONSHIP WITH DEUTSCHE ASSET MANAGEMENT AND CERTAIN AFFILIATES

For purposes of the information below, “Affiliated Broker” means any broker:

•	That is an affiliated person of the Fund;

•	That is an affiliated person of such person; or

•	That is an affiliated person of which an affiliated person of the Fund, Deutsche Asset Management, DWS Scudder Distributors, Inc. (“SDI”) or the Fund’s administrator.

Cash Management Fund Investment

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
ICCC	Administrator
SDI	Distributor
DWS Scudder Investments Service Company (“SISvC”)	Transfer Agent

Cash Management Fund Institutional

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
ICCC	Administrator
SDI	Distributor
SISvC	Transfer Agent

Cash Reserves Fund Institutional

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
ICCC	Administrator
SDI	Distributor
SISvC	Transfer Agent

Daily Assets Fund Institutional

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
ICCC	Administrator
SDI	Distributor
SISvC	Transfer Agent

DWS Prime Series

The Fund did not pay commissions to Affiliated Brokers for the most recent year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended March 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
SDI	Distributor
SISvC	Transfer Agent

DWS Tax-Free Series

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended March 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
SDI	Distributor
SISvC	Transfer Agent

DWS Treasury Series

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended March 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
SDI	Distributor
SISvC	Transfer Agent

Money Market Fund Investment

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
ICCC	Administrator
SDI	Distributor
SISvC	Transfer Agent

New York Tax-Free Money Fund Investment

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
ICCC	Administrator
SDI	Distributor
SISvC	Transfer Agent

Tax-Free Money Fund Investment

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
Administrator
SDI	Distributor
SISvC	Transfer Agent

Treasury Money Fund Investment

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
Administrator
SDI	Distributor
SISvC	Transfer Agent

Treasury Money Fund Institutional

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
Administrator
SDI	Distributor
SISvC	Transfer Agent

APPENDIX P

PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

DWS Tax-Free Series, DWS Treasury Series, New York Tax Free Money Fund Investment, Tax Free Money Fund Investment, Treasury Money Fund Investment and Treasury Money Fund Institutional

If Proposal III is adopted in full by the shareholders of each Fund, the result will be that the Fund will be subject to the fundamental investment restrictions listed below.

1. The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5. The Fund may not purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

6. The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7. The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8. The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Cash Management Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Daily Assets Fund Institutional, DWS Prime Series and Money Market Fund Investment

If Proposal III is adopted in full by the shareholders of each Fund, the result will be that the Fund will be subject to the fundamental investment restrictions listed below.

1. The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

P-1

3. The Fund may not concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction from time to time; except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

4. The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5. The Fund may not purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

6. The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7. The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8. The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

P-2

APPENDIX Q

FORM OF AMENDED AND RESTATED DECLARATION OF TRUST

DATED

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

[NAME OF TRUST]

DATED

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this         day of [                    ], 2006 by the Trustees hereunder.

WHEREAS, the [NAME OF TRUST] was established pursuant to a Declaration of Trust dated [DATE OF ORIGINAL DECLARATION] (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to Section [    ], Article [        ] of the Original Declaration, may amend this Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

WHEREAS, the Trustees and any successor Trustees elected in accordance with Article II hereof are acquiring and may hereafter acquire assets and properties which they will hold and manage as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

WHEREAS, the Trustees declare that they will hold all cash, securities and other assets and properties, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST, and that they will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1. Name. The name of the trust created hereby is the “NAME OF TRUST” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2. Definitions. Wherever they are used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “By-Laws” means the By-Laws referred to in Section 2.9 hereof, as from time to time amended.

(b) “Class” means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(c) The terms “Commission” and “Interested Person” shall have the same meanings given to such terms in the 1940 Act. The term “vote of a majority of the outstanding voting securities” shall have the same meaning given to it in the 1940 Act.

(d) “Declaration” means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(e) “His” shall include the feminine and neuter, as well as the masculine, genders.

(f) The “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Trust or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the Staff of the Commission under such Act. In construing the 1940 Act, the Trustees and officers of the Trust may, to the extent deemed appropriate, rely on interpretations of the 1940 Act issued by the Commission or the Staff thereof.

(g) “Outstanding Shares” means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust.

(h) “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(i) “Series” individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(j) “Shareholder” means a record owner of Outstanding Shares.

(k) “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees and includes fractions of Shares as well as whole Shares.

(l) The “Trust” refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time.

(m) The “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

(n) The “Trustees” means at any time the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all persons who may at that time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

ARTICLE II

TRUSTEES

Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with full powers of delegation except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations and maintain offices both within and without the Commonwealth of Massachusetts, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing the Trustees shall have power and authority to operate and carry on the business of an investment company and exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a Massachusetts business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court.

The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Any determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other interested party.

Section 2.2. Certain Specific Powers.

(a) Investments.

The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to trust investments, but shall have full authority and power to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in any and all investments in which they, in their absolute discretion, deem proper to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority:

(i) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(ii) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in their or the Trust’s name or in the name of a custodian or a nominee or nominees;

(iii) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, and any interest therein;

(v) To borrow money for any purpose and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property;

(vi) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(vii) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust; and

(viii) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b) Additional Powers.

The Trustees shall have the power:

(i) To employ or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

(ii) To enter into joint ventures, partnerships and any other combinations or associations;

(iii) To elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate;

(iv) To purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property or (C) such other insurance as the Trustees in their sole judgment shall deem advisable;

(v) To establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vi) To the extent permitted by law, to indemnify any person with whom the Trust has dealings, including any investment adviser, distributor, administrator, custodian, transfer agent and selected dealers, to such extent as the Trustees shall determine;

(vii) To guarantee indebtedness or contractual obligations of others;

(viii) To determine and change the fiscal year of the Trust and the method by which its accounts shall be kept;

(ix) To adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust;

(x) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares; and

(xi) To carry on any other business in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

Section 2.3. Legal Title. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees. Such title shall automatically vest at the time a person becomes a Trustee and shall automatically unvest at the time a person ceases to be a Trustee, in each case without the execution or delivery of any conveyancing instrument.

Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 2.5. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by the 1940 Act.

Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 2.6. Collection and Payment. The Trustees shall have power to collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property but shall have no liability for failing to do so; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, to pay reasonable compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8. Manner of Acting. Except as otherwise provided herein or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them without the vote or consent of Shareholders.

Section 2.9. By-Laws. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

Section 2.10. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor, administrator, custodian or transfer agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11. Number of Trustees. The number of Trustees shall be such number as shall be determined from time to time by the Trustees then in office. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to this Article II.

Section 2.12. Election and Term. Except as provided in Section 2.13 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor is elected and qualified. Any vacancy resulting from a newly created Trusteeship or the death, resignation, retirement, removal, or incapacity of a Trustee may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act.

Section 2.13. Resignation and Removal. Any Trustee may resign (without the need for any prior or subsequent accounting, except as such accounting may be required by a majority of the remaining Trustees) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or is otherwise required to retire in accordance with, any written policy adopted from time to time by the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument signed by a majority of the other Trustees. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by the action of two-thirds of the remaining Trustees or by vote of Shareholders holding two thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

Section 2.14. Vacancies. The death, resignation, retirement, removal, or incapacity, of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as determined is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE III

CONTRACTS

Section 3.1. Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting, distribution or placement contract or contracts providing for the sale of the Shares, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as the Trust’s sales agent for the Shares, and in either case on such terms and conditions, and providing for such compensation, as the Trustees may in their discretion determine; and such contract may also provide for the repurchase of the Shares by such other party as principal or as agent of the Trust. The Trustees may in their discretion from time to time enter into one or more transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable. All securities and cash of the Trust or any Series thereof shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians, each meeting the requirements for a custodian contained in the 1940 Act, or shall otherwise be held in accordance with the 1940 Act.

Section 3.2. Advisory or Management Contract; Administration. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services, proxy voting services and such other facilities and services, including administrative services, if any, and all upon such terms and conditions and for such compensation, as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust or any Series and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

The Trustees may also employ, or authorize the investment adviser or a sub-adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser or sub-adviser and upon such terms and conditions and for such compensation as may be agreed upon between the investment adviser, the sub-adviser and/or such other sub-advisers and approved by the Trustees. Any reference in this Declaration to the investment adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

The Trustees may, in their discretion from time to time enter into administration and/or, fund accounting contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable.

Section 3.3. Affiliations of Trustees or Officers, Etc. The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, member, trustee, employee, manager, adviser or distributor of or for any partnership, limited liability company, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any partnership, limited liability company, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, limited liability companies, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.4. Further Authority of Trustees. The authority of the Trustees hereunder to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article III shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 2.2 hereof to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE IV

LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y) written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders. Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, or employee of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer or employee or to see to the application of any payments made or property transferred to the Trust or upon its order. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers or employees of the Trust. All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or the assets of that particular Series for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as Trustees or officers under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees, officers or Shareholders individually.

Section 4.6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected from liability with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, custodian, administrator, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The appointment, designation or identification of a Trustee as the chairperson of the Trustees, as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall effect in any way that Trustee’s rights or entitlement to indemnification.

Section 4.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust, as appropriate.

ARTICLE V

SHARES OF BENEFICIAL INTEREST

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.10 and Section 5.11 hereof, with or without par value. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.2. Rights of Shareholders. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, creation or redemption fees, account fees or any other fees or charges permitted to be charged to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class of Shares in accordance with Section 5.11 hereof. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and to have become a party hereto.

Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, limited liability company, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time, issue Shares, in addition to the Outstanding Shares, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees shall have full power and authority, in their sole discretion, to divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust, or to take such other action with respect to the Shares as the Trustees may deem desirable.

Section 5.5. Ownership of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

(b) In the event any certificates representing Shares are at any time outstanding, the Trustees may at any time or from time to time discontinue the issuance of such certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, cancel such certificates, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded on the books of the Trust or its transfer or similar agent.

(c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may take any other such action with respect to minimum investment amounts as may be deemed appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 5.6. Disclosure of Holdings. The holders of Shares or others securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by law or regulation or as the Trustees may otherwise decide.

Section 5.7. Notices; Reports. The Trustees may from time to time set forth in the By-Laws procedures for providing notices and other reports to Shareholders.

Section 5.8. Voting Powers. The Shareholders shall have power to vote only: (a) for the election or removal of Trustees to the extent and as provided in Article II; (b) with respect to the termination of the Trust or a Series thereof to the extent and as provided in Section 8.2; (c) with respect to an amendment of this Declaration to the extent and as provided in Section 8.3; (d) with respect to such additional matters relating to the Trust as may be required by law; and (e) with respect to such additional matters as the Trustees may determine to be necessary or desirable.

Each whole Share shall entitle the holder thereof to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders.

On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or Classes of Shares, except (1) when required by applicable law or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class; and (2) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

Section 5.9. Meetings of Shareholders; Action by Written Consent. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of the Shareholders shall be held at such place within the United States as shall be fixed by the Trustees. The Trustees may set in the By-Laws provisions relating to the calling of meetings, quorum requirements, conduct of meetings, notice of meetings, adjournment of meetings and related matters.

(a) The Shareholders shall take action by the affirmative vote of the holders of a majority, except in the case of the election of Trustees which shall only require a plurality, of the Shares present in person or by proxy and entitled to vote and voting or voted at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by the 1940 Act or any provision of this Declaration or the By-Laws.

(b) Any action required or permitted to be taken at a meeting of the Shareholders may be taken, at the sole discretion of the Trustees, without a meeting by written action signed by that number Shareholders holding not less than the minimum number of votes that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action is effective when it has been signed by the requisite number of Shareholders and delivered to the Secretary or Clerk of the Trust, unless a different effective time is provided in the written action.

Section 5.10. Series. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

(b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any issued or unissued Shares of any Series into one or more Series that may be established and designated from time to time or abolish any one or more Series in accordance with Section 8.2, and take such other action with respect to the Series as the Trustees may deem desirable.

(c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. Each Series shall be preferred over all other Series in respect of the assets allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable.

(d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against, a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series as provided in Section 7.2. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series as provided in Section 8.2. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

Section 5.11. Classes. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of a Class shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees and not prohibited by the 1940 Act. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may in their discretion divide or combine the Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; abolish any one or more Classes; and take such other action with respect to the Shares as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may, in their sole discretion, allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

Section 5.12. Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and in the case of a Class the relative rights and preferences of such Class, which may make reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary/Clerk or an Assistant Secretary/Clerk of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 9.1 hereof. Notwithstanding the foregoing, any Series or Class of the Trust established and designated prior to the date hereof in accordance with the terms of the Original Declaration (a “Prior Designation”), and set forth on the Restated Designation attached as Appendix A hereto, shall be deemed for all intents and purposes to have been established and designated in accordance with this Section 5.12. The Restated Designation attached hereto as Appendix A shall supercede any terms set forth in a Prior Designation. Additions or modifications to a Designation, other than termination of an existing Series or Class, shall be deemed to be an amendment to this Declaration subject to Section 8.3 hereof.

ARTICLE VI

REDEMPTION AND REPURCHASE OF SHARES

Section 6.1. Redemption of Shares. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such office or agency as may be designated from time to time for that purpose by the Trustees and in accordance with such conditions as the Trustees may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2. Price. Any Shares redeemed shall be redeemed at their net asset value, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 6.3. Payment. Payment for such Shares shall be made in cash or in property, or any combination thereof, out of the assets of the Trust or relevant Series of the Trust. The composition of any such payment (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 6.4. Redemption of Shareholder’s Interest. Subject to the provisions of the 1940 Act, the Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to:

(i) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees,

(ii) the determination by the Trustees that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended,

(iii) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity,

(iv) the failure of a Shareholder to pay when due the purchase price for the Shares issued to such Shareholder,

(v) when required for the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 5.5(c) hereof,

(vi) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares,

(vii) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class,

(viii) failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 5.6 hereof, or

(ix) when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 6.5. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of Shareholders to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE VII

DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

Section 7.1. Determination of Net Asset Value. The Trustees may in their sole discretion from time to time prescribe the time or times for determining the per Share net asset value of the Shares of the Trust or any Series thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Trust or Series thereof, and the procedures and methods for determining the net asset value of a Share of the Trust, or a Series or a Class thereof. The Trust may suspend the determination of net asset value during any period when it may suspend the right of the Shareholders to require the Trust to redeem Shares.

Section 7.2. Distributions to Shareholders. The Trustees may in their sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time for the declaration and payment by duly authorized officers of the Trust of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or in property, including any Shares or other securities of the Trust as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash, such cash may be reinvested in full and fractional Shares of the Trust as the Trustees shall direct or as the Trustees may permit a Shareholder to direct. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them; provided, however, that the composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Section 7.3. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

Section 7.4. Reserves. The Trustees may in their sole discretion set apart, from time to time, out of any funds of the Trust or Series or Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 7.5. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to this Article VII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE VIII

DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2. Termination of Trust. (a) The Trust or any Series of the Trust may be terminated at any time by the Trustees by notice to the Shareholders of the Trust or such Series as the case may be, or by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote of the Trust or such Series. Upon the termination of the Trust or any Series,

(i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the rights and powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business;

(iii) after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, to the Shareholders of the Trust or the Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of a Series involved, provided that any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

(b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust (or Series) an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

The foregoing provisions shall also apply mutatis mutandis to the termination of any Class.

Section 8.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration by an instrument in writing executed by a majority of the Trustees. Shareholders shall have the right to vote only on (i) any amendment that would affect their right to vote granted in Section 5.8 hereof; (ii) any amendment as may be required by law to be approved by Shareholders; and (iii) any amendment submitted to them by the Trustees. Notwithstanding the foregoing, the Trustees may, without any Shareholder vote, amend this Declaration (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a Series or Class, for any reason at any time, if there are no Shares of such Series or Class outstanding at that time. Except as otherwise specifically provided in this Declaration, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least sixty-six and two-thirds percent of the Shares outstanding and entitled to vote of the Trust unless in any case such action is recommended by the Trustees, in which case the affirmative vote of a majority of the outstanding voting securities of the Trust shall be required, except that an amendment which in the determination of the Trustees shall affect the holders of one or more Series or Classes of Shares but not the holders of all outstanding Series or Classes shall be authorized by vote of such Series or Classes affected and no vote of Shareholders of a Series or Class not affected shall be required.

(b) Nothing contained in the Declaration shall permit the amendment of the Declaration (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, former Trustees, officers, employees or agents, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article IV with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

Section 8.4. Merger, Consolidation and Sale of Assets. Except as otherwise required by applicable law, the Trustees may authorize the Trust or any Series or Class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Series or Class of the Trust) or other entity (in each case, the “Surviving Entity”) or the Trustees may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. The Trustees shall provide notice to affected Shareholders of each transaction pursuant to this Section 8.4. The authority of the Trustees under this Section 8.4 with respect to the merger, reorganization or consolidation of any Class of the Trust is in addition to the authority of the Trustees under Section 5.11 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Filing. This Declaration, any amendment thereto, and any Designation executed in accordance with Section 5.12 hereof shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided, however, that the failure to so file will not invalidate this instrument or any properly authorized amendment hereto or Designation. Unless the amendment or Designation is embodied in an instrument signed by a majority of the Trustees, each amendment or Designation filed shall be accompanied by a certificate signed and acknowledged by a Trustee or authorized officer stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration. The foregoing provisions for restating the Declaration and including an amendment in the restated Declaration shall also apply, mutatis mutandis, to the restatement of Designations.

Section 9.2. Governing Law. The principal place of business of the Trust in Massachusetts is [PRINCIPAL PLACE OF BUSINESS OF THE TRUST]. The Trustees may, without the approval of Shareholders, change the principal place of business of the Trust. The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts (or any successor law), and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said Commonwealth without regard to the choice of law rules thereof.

Section 9.3. Counterparts and Headings. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart. Headings are placed herein for convenience of reference only and shall not be taken as a part thereof or control or affect the meaning, construction or effect of this instrument.

Section 9.4. Reliance by Third Parties. Anyone dealing with the Trust may rely on a certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee or officer of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted, or the identity of any officers elected, by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust.

Section 9.5. Provisions in Conflict with Law. All provisions of this Declaration shall be construed, to the extent reasonably possible, in a manner consistent with applicable law. If, notwithstanding the foregoing, any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first written above.

APPENDIX A

[NAME OF TRUST]

RESTATED DESIGNATION OF SERIES AND CLASSES OF

SHARES OF BENEFICIAL INTEREST

WHEREAS, the Trustees of the Trust, acting pursuant to the Trust’s declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a “Series”) pursuant to one or more designations of series (the “Prior Series Designations”) and have previously established and designated one or more classes of Shares (each, a “Class”) for some or all of the Series pursuant to one or more designations of classes (the “Prior Class Designations,” such Prior Series Designations and Prior Class Designations referred to herein collectively as the “Prior Designations”);

WHEREAS, in connection with the adoption of an Amended and Restated Declaration of Trust dated as of [                    ] (the “Declaration”), as set forth in Section 5.12 of the Declaration, the previously established and designated Series and Classes are to be included on a restated designation.

NOW THEREFORE, the Trustees of the Trust, effective [                    ] hereby restate the Trust’s Prior Designations, the terms of this restated designation to supersede any terms set forth in the Prior Designations.

1. The following series of Shares and Classes thereof are established and designated, the Shares of such Series and Classes to be subject to the terms of, and entitled to all the rights and preferences accorded to Shares of a Series, and, if applicable, a Class under, the Declaration and this restated designation:

[Name of Series]	[Name of Class]
[Name of Class]
[Name of Class]
[Name of Class]

[Name of Series]	[Name of Class]
[Name of Class]
[Name of Class]
[Name of Class]

2. For Shares of a Class of a Series, the relative rights and preferences of such Class shall be as determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the Trust’s Multi-Distribution System Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may be amended from time to time, or as otherwise required by applicable law. The Shares of a Class of a Series shall have such other terms, features and qualifications as may be determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the current prospectus and statement of additional information of the Series relating to such Class, contained in the Trust’s registration statement under the Securities Act of 1933, as amended, as such prospectus or statement of additional information may be further supplemented from time to time.

3. The designation of the Series and Classes hereby shall not impair the power of the Trustees from time to time to designate additional Series and Classes of Shares of the Trust.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have executed this instrument as of this         day of [                    ].

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

APPENDIX R

FORM OF RESTATED CHARTER

ARTICLES OF AMENDMENT AND RESTATEMENT

                    , a Maryland corporation (hereinafter called the “Corporation”) registered as an open-end investment company under the Investment Company Act of 1940, as amended, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST

The Corporation desires to amend and restate its charter as currently in effect pursuant to these Articles of Amendment and Restatement. These Articles of Amendment and Restatement set forth every charter provision currently in effect.

SECOND

The charter of the Corporation is hereby amended by striking in their entirety Articles FIRST through                     , inclusive, and by substituting in lieu thereof the following:

ARTICLE FIRST: Name and Definitions.

Section 1.1. Name.    The name of the Corporation is:

Section 1.2. Definitions.    Wherever they are used herein, the following terms have the following respective meanings:

(a) “Board of Directors” means the Board of Directors of the Corporation.

(b) “By-Laws” means the By-Laws referred to in Section 8.3 hereof, as from time to time amended.

(c) “Charter” means these Articles of Amendment and Restatement as amended, corrected or supplemented from time to time. Reference in this Charter to “Charter,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Charter rather than exclusively to the article or section in which such words appear.

(d) “Class” means the two or more Classes as may be established and designated from time to time by the Board of Directors pursuant to Section 5.8(a) hereof.

(e) The terms “Commission” and “Interested Person” have the same meanings given to such terms in the 1940 Act.

(f) “His” or “his” shall include the feminine and neuter, as well as the masculine, genders.

(g) The “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Corporation or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the staff of the Commission under the 1940 Act. In construing the 1940 Act, the Corporation may, to the extent it deems appropriate, rely on interpretations of the 1940 Act issued by the Commission or the staff of the Commission.

(h) “Outstanding Shares” means those Shares shown from time to time on the books of the Corporation or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Corporation.

(i) “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(j) “Series” individually or collectively means the two or more Series as may be established and designated from time to time by the Board of Directors pursuant to Section 5.8(a) hereof.

(k) “Shareholder” means a record owner of Outstanding Shares.

(l) “Shares” means shares of capital stock of the Corporation with a par value of $            per share, including the Shares of any and all Series and Classes which may be established and designated by the Board of Directors and includes fractions of Shares as well as whole Shares.

ARTICLE SECOND: Purposes and Powers; Number of Directors; Principal Office and Resident Agent.

Section 2.1. General.    The purposes for which the Corporation is formed is as follows: To operate and carry on the business of an investment company and exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith, and to exercise and generally to enjoy all of the powers, rights and privileges granted to or conferred upon corporations by the Maryland General Corporation Law, as amended from time to time (the “Maryland General Corporation Law”). The enumeration of any specific power herein shall not be construed as limiting the aforesaid power.

Section 2.2. Certain Specific Powers.

(a) Investments.    Without limiting the generality of the foregoing, the Corporation shall have the power and authority to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in, any and all investments, and, in connection therewith, the power and authority:

(1) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(2) To hold any security or property, whether in bearer, unregistered or other negotiable form, either in the name of the Corporation or in the name of a custodian or a nominee or nominees;

(3) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets owned by the Corporation, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(4) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, and any interest therein;

(5) To borrow money and/or securities for any purpose and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the assets of the Corporation; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend the assets of the Corporation;

(6) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the assets of the Corporation or in the affairs of which the Corporation has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(7) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or issuer, any security or property of which is held by the Corporation; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held by the Corporation; and

(8) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Board of Directors shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Board of Directors shall deem proper.

(b) Additional Powers.    Without limiting the generality of the foregoing, the Corporation shall have the power and authority:

(1) To employ or contract with, or make payments to, such Persons as the Corporation may deem desirable for the transaction of the business of the Corporation;

(2) To enter into joint ventures, partnerships and any other combinations or associations;

(3) To purchase, and pay for out of the assets of the Corporation, (i) insurance policies insuring the directors, officers, employees, agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Corporation against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Corporation would have the power to indemnify such person against such liability, (ii) insurance for the protection of the assets of the Corporation or (iii) such other insurance as the Board of Directors shall deem advisable;

(4) To establish pension, profit-sharing, share purchase, and other retirement and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any directors, officers, employees and agents of the Corporation;

(5) To the extent permitted by law, to indemnify any person with whom the Corporation has dealings, including any investment adviser, distributor, administrator, custodian, transfer agent and selected dealers;

(6) To guarantee indebtedness or contractual obligations of others;

(7) To enter into a plan of distribution and any related agreements whereby the Corporation may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares; and

(8) To carry on any other business in connection with or incidental to any of the powers enumerated in this Charter, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business, objects or powers.

Section 2.3. Principal Transactions.    Except in transactions not permitted by the 1940 Act, and subject to the Maryland General Corporation Law, the Corporation may buy any securities from or sell any securities to, or lend any assets of the Corporation to, any director or officer of the Corporation or any firm of which any such director or officer is a member acting as principal, or have any such dealing with any investment adviser, distributor, administrator, custodian or transfer agent or with any Interested Person of such Person; and the Corporation may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.4. Number of Directors.    The Corporation shall have thirteen (13) directors, which number may be increased or decreased from time to time pursuant to the By-Laws of the Corporation. The names of the directors who are currently in office and who shall act as such until their successors are duly elected and qualified are as follows: [NAMES OF DIRECTORS TO BE ADDED].

Section 2.5. Resident Agent and Principal Office.    The post office address of the principal office of the Corporation in Maryland is 300 East Lombard Street, Baltimore, MD 21202. The name and post office address of the resident agent of the Corporation in Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21202. The resident agent is a Maryland corporation.

ARTICLE THIRD: Contracts.

Section 3.1. Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian.    The Corporation may from time to time enter into an exclusive or non-exclusive underwriting, distribution or placement contract or contracts providing for the sale of the Shares, whereby the Corporation may either agree to sell the Shares to the other party to the contract or appoint such other party as the Corporation’s sales agent for the Shares, and in either case on such terms and conditions, and providing for such compensation, as the Board of Directors may in its discretion determine; and such contract may also provide for the repurchase of the Shares by such other party as principal or as agent of the Corporation. The Corporation may from time to time enter into one or more transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Board of Directors may in its discretion deem advisable.

Section 3.2. Advisory or Management Contract; Administration.    The Corporation may from time to time enter into an investment advisory or management contract or separate contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Corporation such management, investment advisory, statistical and research facilities and services, proxy voting services and such other facilities and services, including administrative services, if any, and all upon such terms and conditions and for such compensation, as the Board of Directors may in its discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Corporation or any Series and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Corporation or any Series.

The Corporation may also employ, or authorize the investment adviser or a sub-adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser or sub-adviser and upon such terms and conditions and for such compensation as may be agreed upon between the investment adviser, the sub-adviser and/or such other sub-advisers and approved by the Board of Directors. Any reference in this Charter to the investment adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

The Corporation may from time to time enter into administration and/or fund accounting contract(s), in each case with such terms and conditions, and providing for such compensation, as the Board of Directors may in its discretion deem advisable.

Section 3.3. Additional Contracts.    Nothing in this Article THIRD shall be deemed to limit or restrict the Corporation’s power to employ, contract with (including contracts not described in this Article THIRD) or make payments to any Person in connection with or related to the business and/or affairs of the Corporation.

ARTICLE FOURTH: Limitation of Liability; Indemnification.

Section 4.1. Limitation of Liability.    To the fullest extent permitted by the 1940 Act and the Maryland General Corporation Law, no director or former director and no officer or former officer of the Corporation shall be personally liable to the Corporation or its Shareholders for money damages. No amendment to the Charter or repeal of any of its provisions shall limit or eliminate the benefits provided by this Section 4.1 to directors or former directors or officers or former officers with respect to any act or omission that occurred prior to such amendment or repeal.

Section 4.2. Indemnification.

(a) Any word or words used in this Section 4.2 that are defined in Section 2-418 of the Maryland General Corporation Law (the “Indemnification Section”) shall have the same meaning as defined in the Indemnification Section.

(b) The Corporation shall indemnify and advance expenses to a director or officer (which includes, with respect to any such person, any person who is or was an officer of the Corporation and any person who, while an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan) of the Corporation in connection with a proceeding to the fullest extent permitted by and in accordance with the Indemnification Section and the 1940 Act. The foregoing rights of indemnification and advancement of expenses shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

(c) No amendment to this Charter or repeal of any of its provisions shall limit or eliminate the protection afforded by this Section 4.2 to a director or officer (as that term is described in subsection (b) above) with respect to any act or omission that occurred prior to such amendment or repeal.

Section 4.3. Reliance on Experts.    Subject to any requirements of the 1940 Act and the Maryland General Corporation Law, the appointment, designation or identification of a director as the chairperson of the Board of Directors, as a member or chairperson of a committee of the Board of Directors, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent director, or any other special appointment, designation or identification of a director, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a director in the absence of the appointment, designation or identification, and no director who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, and subject to any contrary requirements of the 1940 Act and the Maryland General Corporation Law, no appointment, designation or identification of a director as aforesaid shall affect in any way that director’s rights or entitlement to indemnification.

ARTICLE FIFTH: Capital Stock.

Section 5.1. Authorized Shares.    The Corporation shall have the authority to issue                      (                    ) shares of capital stock, with a par value of $             per share, for an aggregate par value of

$            . Currently, the Corporation’s authorized Shares have been designated and classified into the following Series, which Series have been subdivided into the following Classes:

[DESCRIPTION OF EXISTING SERIES AND CLASSES]

Section 5.2. Issuance of Shares.    The Board of Directors shall have the power to authorize the issuance from time to time of Shares of any Series or Class, whether now or hereafter authorized, or securities convertible into Shares of any Series or Class, whether now or hereafter authorized, for such consideration as the Board of Directors deems advisable without any action by the Shareholders. In connection with the issuance of Shares, the Board of Directors may issue fractional Shares. The Board of Directors may from time to time divide or combine the Shares of any particular Series or Class into a greater or lesser number of Shares of that Series or Class without thereby changing the proportionate interest in the assets belonging to that Series or Class or in any way affecting the rights of holders of Shares of any other Series or Class.

Section 5.3. Ownership of Shares/Small Accounts.

(a) The ownership and transfer of Shares shall be recorded on the books of the Corporation or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Board of Directors may otherwise determine from time to time. The Board of Directors may make such rules as it considers appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Corporation, as kept by the Corporation or any transfer or similar agent of the Corporation, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

(b) In the event any certificates representing Shares are at any time outstanding, the Board of Directors may at any time or from time to time discontinue the issuance of such certificates. Except as otherwise permitted by the Maryland General Corporation Law, such action by the Board shall not affect Shares already represented by certificates until the certificates are surrendered to the Corporation. Following such surrender, ownership and transfer of such Shares shall be recorded on the books of the Corporation or its transfer or similar agent.

(c) The Board of Directors may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may be different for each Series or Class, and which may be different within each Series or Class, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum amounts, or may take any other action with respect to minimum investment amounts as may be deemed appropriate by the Board of Directors, in each case upon such terms as shall be established by the Board of Directors.

Section 5.4. Disclosure of Holdings.    The holders of Shares or other securities of the Corporation shall upon demand disclose to the Corporation in writing such information with respect to direct and indirect ownership of Shares or other securities of the Corporation as the Board of Directors or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Board of Directors may otherwise decide, and ownership of Shares may be disclosed by the Corporation if so required by law or regulation or as the Board of Directors may otherwise decide.

Section 5.5. Notices; Reports.    The Board of Directors may from time to time set forth in the By-Laws procedures for providing notices and other reports to Shareholders.

Section 5.6. Voting.    On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each such Share standing in such holder’s name upon the books of the Corporation regardless of the Series or Class thereof, and all Shares of all Series and Classes shall vote together as a single class (“Single Class Voting”); provided, however, that (a) when the 1940 Act or the Maryland General Corporation Law requires that a Series or Class or Series or Classes vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected Series or Class or Series or Classes in lieu of Single Class Voting; (b) in the event that the separate vote requirement referred to in (a) above applies with respect to one or more Series or Classes, then, subject to (c) below, the Shares of all other Series and Classes shall vote as a single class; and (c) as to any matter, which, in the judgment of the Board of Directors, does not affect the interests of a particular Series or Class, such Series or Class shall not be entitled to any vote and only the holders of Shares of the affected Series or Class or Series or Classes shall be entitled to vote.

Section 5.7. Meetings; Action by Written Consent.

(a) The presence in person or by proxy of the holders of one-third of the Shares of all Series and Classes issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at all meetings of the Shareholders except as otherwise provided by the 1940 Act, provided, however, that where the holders of Shares of any Series or Class are entitled to a separate vote as a Series or Class (a “Separate Class”), or where the holders of Shares of two or more (but not all) Series or Classes are required to vote as a single class (a “Combined Class”), the presence in person or by proxy of the holders of one-third of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat, shall constitute a quorum for such vote.

(b) Notwithstanding any provision of the Maryland General Corporation Law requiring the authorization of any action by a greater proportion than a majority of the total number of Shares of all Series and Classes, or of the total number of shares of any one or more particular Series or Class or Series or Classes entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of Outstanding Shares of all Series and Classes that are entitled to vote thereon, or of the Series or Class or Series or Classes entitled to vote thereon as a separate class, as the case may be.

(c) Subject to compliance with the requirements of the 1940 Act, the notice and other requirements of the Maryland General Corporation Law, and any procedures adopted by the Board of Directors from time to time, the holders of Shares or of any Series or Class or Series or Classes may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of holders of Shares or any Series or Class or Series or Classes.

Section 5.8. Series and Classes.

(a) The Board of Directors shall have the power to classify or reclassify any unissued Shares, including by classifying or reclassifying such shares into one or more Series or Classes, by setting or changing in any one or more respects, from time to time before issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Shares.

(b) All provisions herein relating to the Corporation shall apply equally to each Series and Class of the Corporation except as the context requires otherwise. All references to Shares in this Charter shall be deemed to include references to Shares of any or all Series or Class as the context may require.

(c) The Board of Directors shall have the power and authority, without the approval of the holders of any outstanding Shares, to increase or decrease the number of Shares or the number of Shares of any Series or Class that the Corporation has authority to issue.

(d) All consideration received by the Corporation for the issue and sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series or Class for all purposes, subject only to the rights of creditors of such Series or Class and except as may otherwise be required by applicable law, and shall be so recorded upon the books of account of the Corporation. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series or Class, the Board of Directors shall allocate them among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable.

(e) The assets belonging to each particular Series or Class shall be charged with the liabilities of the Corporation in respect of that Series or Class and all expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Board of Directors to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable. The assets of a particular Series or Class of the Corporation shall, under no circumstances, be charged with liabilities attributable to any other Series or Class of the Corporation.

All Persons extending credit to, or contracting with or having any claims against a particular Series or Class of the Corporation shall look only to the assets of that particular Series or Class for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series or Class shall have any claim on or right to any assets allocated or belonging to any other Series or Class.

(f) Subject to the terms of the Charter (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to this Section 5.8), each Share of each particular Series or Class shall represent an equal proportionate interest in that Series or Class. Each holder of Shares of a Series or Class shall be entitled to receive his share of distributions of income and capital gains made with respect to such Series or Class as provided in Section 7.2.

Except as otherwise provided herein (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to this Section 5.8), upon liquidation or termination of a Series or Class of the Corporation, Shareholders of such Series or Class shall be entitled to receive, pro rata in proportion to the number of Shares of such Series or Class held by each of them, a share of the net assets of such Series or Class, and the holders of Shares of any other particular Series or Class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any Shareholder shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

A Shareholder of a particular Series or Class of the Corporation shall not be entitled to participate in a derivative or class action on behalf of any other Series or Class or the Shareholders of any other Series or Class of the Corporation.

(g) At such times as may be determined by the Board of Directors in compliance with the 1940 Act, Shares of a particular Series or Class may be automatically converted by the Corporation into Shares of another Series or Class based on the relative net asset values of such Series or Class at the time of conversion. The terms and conditions of such conversion may vary within and among the Series and Classes and within or among the holders of the Series and Classes to the extent determined by the Board of Directors.

Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that the holders of any Series or Class of Shares shall have the right to convert or exchange said shares into Shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established by the Board of Directors.

(h) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any Series, Class or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other Series, Classes or types of stock or other securities at the time outstanding.

(i) Notwithstanding anything to the contrary contained in this Charter, each Share may be subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, however designated, and other administrative, recordkeeping, redemption, service and other fees, however designated); to such account size requirements; and to such other rights and provisions; which may be the same or different from any other Share or any other Share of any Series or Class, including any other share of the same Series or Class, all as the Board of Directors may from time to time establish and/or change in accordance with the 1940 Act and as reflected in the Corporation’s then effective registration statement under the Securities Act of 1933 with respect to such Shares, or such other document or instrument deemed appropriate by the Board of Directors in its sole discretion.

ARTICLE SIXTH: Redemption and Repurchase of Shares.

Section 6.1. Redemption of Shares.    Subject to Section 6.6 hereof, the Corporation shall redeem the Shares of the Corporation or any Series or Class thereof at the price determined as hereinafter set forth at such office or agency as may be designated from time to time for that purpose by the Board of Directors and in accordance with such conditions as the Board of Directors may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2. Price.    Any Shares redeemed shall be redeemed at the Shares’ net asset value less such fees and/or charges, if any, as may be established by the Board of Directors from time to time.

Section 6.3. Payment.    Payment for Shares redeemed shall be made in cash or other property, or any combination thereof, out of the assets of the relevant Series or Class of the Corporation. The composition of any such payment (e.g., cash, securities and/or other assets) shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Corporation be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment. Payment of the redemption price shall be made by the Corporation only from the assets belonging to the Series or Class whose Shares are to be redeemed.

Section 6.4. Redemption of Shareholder’s Shares at Option of Corporation.    Subject to the provisions of the 1940 Act, the Board of Directors, in its sole discretion, may cause the Corporation to redeem all of the Shares of the Corporation or one or more Series or Classes held by any Shareholder for any reason under terms set by the Board of Directors, including, but not limited to:

(a) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Board of Directors;

(b) the determination by the Board of Directors that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended;

(c) the failure of a Shareholder to supply a tax identification or other identification or if the Corporation is unable to verify a Shareholder’s identity;

(d) the failure of a Shareholder to pay when due the purchase price for the Shares issued to such Shareholder;

(e) when required for the payment of account fees or other charges, expenses and/or fees as set by the Board of Directors, including without limitation any small account fees permitted by Section 5.3(c);

(f) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares;

(g) the determination by the Board of Directors or pursuant to policies adopted by the Board of Directors that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Corporation or applicable Series or Class;

(h) failure of a holder of Shares or other securities of the Corporation to comply with a demand pursuant to Section 5.4 hereof; or

(i) when the Corporation is requested or compelled to do so by governmental authority or applicable law.

Section 6.5. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula.    The Corporation may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6. Suspension of Right of Redemption.    Notwithstanding the foregoing, the Corporation may postpone the payment of the redemption price and may suspend the right of Shareholders to require the Corporation to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE SEVENTH: Determination of Net Asset Value, Net Income and Distributions.

Section 7.1. Determination of Net Asset Value.    The Board of Directors may in its sole discretion from time to time prescribe the time or times for determining the per share net asset value of the Shares of the Corporation or any Series or Class thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Corporation or a Series or Class thereof, and the procedures and methods for determining the net asset value of a Share of the Corporation, or a Series or a Class thereof. The Corporation may suspend the determination of net asset value for any Series or Class during any period when it may suspend the right of Shareholders to require the Corporation to redeem Shares.

Section 7.2. Distributions to Shareholders.    Subject to the right of the Board of Directors to delegate such powers as permitted by the Maryland General Corporation Law, the Board of Directors may in its sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted resolution of the Board of Directors, the bases and times for the declaration and payment by duly authorized officers of the Corporation of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or other property, or any combination thereof, including any Shares or other securities of the Corporation as the Board of Directors may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Board of Directors may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash such cash may be reinvested in full and fractional Shares of the Corporation as the Board of Directors shall direct or as the Board of Directors may permit a Shareholder to direct.

Any such dividend or distribution to the Shareholders of a particular Series or Class shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series or Class held by each of them, except as otherwise provided herein (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to Section 5.8); provided, however, that the composition of any such dividend or distribution (e.g., cash, securities and/or other assets) shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Without limiting the foregoing and notwithstanding anything to the contrary contained in this Charter, the Board of Directors may provide that dividends and distributions shall be payable only with respect to those Shares that have been held of record continuously by the Shareholder for a specified period prior to the record date of the dividend or distribution.

Section 7.3. Constant Net Asset Value.    With respect to any Series that holds itself out as a money market or stable value fund, the Board of Directors shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per Share of such Series at a constant dollar amount.

Section 7.4. Reserves.    The Board of Directors may in its sole discretion set apart, from time to time, out of any funds of the Corporation or Series or Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 7.5. Determination by the Board of Directors.    The Board of Directors may make any determinations they deem necessary with respect to this Article SEVENTH, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Corporation; the amount of the net income of the Corporation from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charge were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Corporation; the number of Shares of the Corporation issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

Section 7.6. Distributions on Dissolution.    In the event of the dissolution of the Corporation, Shareholders of each Series or Class shall be entitled to receive, pro rata in proportion to the number of Shares of such Series or Class held by each of them, a share of the net assets of such Series or Class, except as otherwise provided herein (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to Section 5.8); provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any Shareholder shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

ARTICLE EIGHTH: Miscellaneous.

Section 8.1. Ambiguities.    The Board of Directors may construe any of the provisions of this Charter insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Board of Directors in good faith shall be conclusive as to the meaning to be given to such provisions.

Section 8.2. Board Decisions Conclusive.    Any determination made by or pursuant to the direction of the Board of Directors in good faith and consistent with the provisions of this Charter shall be final and conclusive and shall be binding upon the Corporation and every holder at any time of Shares.

Section 8.3. By-Laws.    The Board of Directors shall have the power to adopt, alter or repeal By-Laws not inconsistent with law or this Charter for the regulation and management of the affairs of the Corporation.

Section 8.4. Amendments to Charter.    The Corporation reserves the right to adopt from time to time any amendment to the Charter, as now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in the Charter, of any outstanding Shares.

Section 8.5. Inspection of Records.    Except as required by the 1940 Act or the Maryland General Corporation Law, the Shareholders shall only have such right to inspect the records, documents, accounts and books of the Corporation as may be granted from time to time by the Board of Directors in its sole discretion.

Section 8.6. Appraisal Rights.    The holders of the Corporation’s Shares or any Series or Class of Shares shall not be entitled to exercise the rights of an objecting stockholder under §§ 3-201 to 3-213 of the Maryland General Corporation Law.

Section 8.7. Delegation; Committees.    To the extent permitted by the 1940 Act and the Maryland General Corporation Law, the Board of Directors may delegate to a committee of one or more of the members of the Board of Directors or to the officers of the Corporation any of the powers granted to the Board of Directors by the Charter or the Maryland General Corporation Law.

Section 8.8. Headings; Plural.    Article and Section titles contained herein are for descriptive purposes only and shall not control or alter the meaning of this Charter as set forth in the text or any article or section. The use of the singular herein shall be deemed to be or include the plural (and vice-versa), wherever appropriate.

THIRD

The Board of Directors of the Corporation, pursuant to and in accordance with the charter and bylaws of the Corporation and the Maryland General Corporation Law, duly advised the foregoing amendment and restatement of the charter of the Corporation and the stockholders of the Corporation, pursuant to and in accordance with the charter and bylaws of the Corporation and the Maryland General Corporation Law, duly approved the foregoing amendment and restatement of the charter of the Corporation.

[signatures begin on next page]

IN WITNESS WHEREOF, [NAME OF CORPORATION] has caused these Articles of Amendment and Restatement to be signed and acknowledged in its name and on its behalf by its President and attested to by its Secretary on this      day of                    , 200    , and its President acknowledges that these Articles of Amendment and Restatement are the act of [NAME OF CORPORATION] and he/she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his/her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:		[NAME OF CORPORATION]

By:
Secretary		President

APPENDIX S

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of [             XX, 2006] (the “Agreement”), among DWS Advisor Funds III, a Massachusetts business trust (the “Predecessor Trust”), on behalf of Money Market Fund Investment, a segregated portfolio of assets (“series”) thereof (the “Acquired Fund”), and DWS Advisor Funds, a Massachusetts business trust (the “Successor Trust”), on behalf of Money Market Fund Investment, a segregated portfolio of assets (“series”) thereof (the “Acquiring Fund”) (The Acquired Fund and the Acquiring Fund are sometimes referred to herein individually as a “Fund” and collectively as the “Funds.”) All agreements, representations, actions and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by the Predecessor Trust on behalf of the Acquired Funds and by the Successor Trust on behalf of the Acquiring Funds.

The parties wish to change the Acquired Fund’s identity and form by converting it to the Acquiring Fund through a reorganization described in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under the Code (the “Regulations”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for shares of beneficial interest, par value $0.001 per share, in the Acquiring Fund, as set forth in Appendix A of this Agreement, (collectively, the “Acquiring Fund Shares”), and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution, after the Closing Date (as defined in paragraph 2.1), of such Acquiring Fund Shares to the holders of the Acquired Fund’s corresponding shares, as set forth in Appendix A of this Agreement, each without par value (collectively, the “Acquired Fund Shares”), in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (all such transactions herein collectively referred to as the “Reorganization”). In the Reorganization, holders of a certain class of shares will receive the same class of shares of the Acquiring Fund. (Appendix A sets forth each class of shares for each separate Acquired Fund that will be exchanged for the corresponding class of shares of each separate Acquiring Fund) Each Acquired Fund Shareholder (as defined in paragraph 1.6) will receive Acquiring Fund Shares of the corresponding class, as set forth in Appendix A, with an aggregate net asset value equal to the aggregate net asset value of its investment in the Acquired Fund at the time of the Reorganization.

WHEREAS, the Acquired Fund is a series of the Predecessor Trust, a registered open-end management investment company, and the Acquiring Fund is a series of the Successor Trust, a registered open-end management investment company, and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Acquired Fund is authorized to issue classes of shares of beneficial interests as set forth in Appendix A, and each Acquiring Fund is authorized to issue classes of shares of beneficial interests as set forth in Appendix A;

WHEREAS, the Successor Trust’s Board of Trustees (the “Successor Board”) has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization; and

WHEREAS, the Predecessor Trust’s Board of Trustees (the “Predecessor Board”) has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the Acquiring Fund’s

assumption of all of the liabilities of the Acquired Fund is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization.

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND THE ACQUIRING FUND’S ASSUMPTION OF ACQUIRED FUND LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.

1.1	Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein:

(a)	The Acquired Fund shall assign, transfer and convey to the Acquiring Fund at the Closing (as defined in paragraph 2.1) all of the Assets of the Acquired Fund (as defined in paragraph 1.2).

(b)	The Acquiring Fund agrees in exchange therefor at the Closing—

(i)	to issue and deliver to the Acquired Fund the number of full and fractional shares of a class of shares as set forth in Appendix A, and

(ii)	to assume the liabilities of the Acquired Fund (as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

1.2	(a) The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all property, including all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivables, claims and rights of action that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as assets on the books of the Acquired Fund, on the Closing Date. The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 3.1(j).

(b) The Acquired Fund has provided the Acquiring Fund with a list of all of its property as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of such property in the ordinary course of its business.

1.3	The Acquired Fund may endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves of the Acquired Fund as of the Closing Date (collectively, the “Liabilities”).

1.4	The Assets shall be delivered on the Closing Date to State Street Bank and Trust Company (the “Custodian”), the Acquiring Fund’s custodian, for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5

The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the Assets transferred. Such assets shall be deemed included in Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6	As soon after the Closing Date as is conveniently practicable, the Acquired Fund will liquidate and distribute pro rata in accordance with this paragraph to the Acquired Fund’s shareholders of record—some of which hold Acquired Fund Shares in omnibus accounts (the “Nominee Shareholders”)—determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by transferring the Acquiring Fund Shares of each class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open individual and omnibus accounts on such books for the benefit of (a) the Acquired Fund Shareholders other than Nominee Shareholders and (b) the indirect holders of Acquired Fund Shares through Nominee Shareholders of the corresponding class (collectively, the “Beneficial Shareholders”) and representing the respective pro rata number of full and fractional Acquiring Fund Shares of such class to which each such Beneficial Shareholder is entitled. For these purposes, an Acquired Fund Shareholder shall be entitled to receive, with respect to each full and fractional share of the Acquired Fund held by such shareholder, a full and fractional Acquiring Fund Share of the corresponding share class, as set forth in Appendix A. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund simultaneously with the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders.

1.7	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectuses and statement of additional information.

1.8	Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9	Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund’s existence is terminated.

1.10	The value of the Assets and the amount of the Liabilities shall be computed as of the close of trading on the floor of the New York Stock Exchange (“NYSE”) (usually, 4:00 p.m., Eastern time), except that certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquired Fund’s then-current prospectus and statement of additional information.

1.11	All computations and calculations of value shall be made by [Fund Accountant or Custodian] in accordance with its regular practices as fund accountant for each Fund.

2.	CLOSING AND CLOSING DATE.

2.1

Consummation of the Reorganization and related acts (the “Closing”) shall occur on [            ] or such other date as to which the parties may mutually agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at [            ] or such other time and/or place as the parties may mutually agree.

2.2	The Acquired Fund shall deliver to the Acquiring Fund at the Closing a statement of assets and liabilities, including a schedule of the Assets setting forth for all portfolio securities thereon their adjusted tax basis and holding period by lot, as of the Closing, certified by the Predecessor Trust’s Treasurer or Assistant Treasurer. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been presented for examination to the Acquiring Fund prior to the Closing Date and have been delivered in proper form to the Acquiring Fund.

2.3	If on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or determination of the net asset value of any class of its shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored.

2.4	The transfer agent for the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.	REPRESENTATIONS AND WARRANTIES.

3.1	The Predecessor Trust, on behalf of the Acquired Fund, represents and warrants to the Successor Trust as follows:

(a)	The Acquired Fund is a duly established and designated series of the Predecessor Trust, a business trust duly organized and validly existing under the laws of Delaware, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

(b)	The Predecessor Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)	The current prospectus and statement of additional information of the Acquired Fund and any supplements thereto conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d)	The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Predecessor Trust’s Agreement and Declaration of Trust (the “Trust

Instrument”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)	The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

(f)	No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g)	The Statements of Assets and Liabilities of the Acquired Fund for the last three fiscal years have been audited by PricewaterhouseCoopers LLP, independent auditors, and are in accordance with generally accepted accounting principles (“GAAP”), consistently applied, and such statements (copies of which have been furnished to the Successor Trust) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

(h)	Since the end of the last fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred.

(i)	At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law then to have been filed shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Predecessor Trust’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j)	The Acquired Fund is a “fund” as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquired Fund met all the requirements set forth in Subchapter M of the Code (“Subchapter M”) for qualification and treatment as a “regulated investment company”; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

(k)	The Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

(l)	The Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (within the meaning of section 368(a)(3)(A) of the Code).

(m)	Not more than 25% of the value of the Acquired Fund’s total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

(n)	The Acquired Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Closing Date.

(o)

All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid upon receipt of full payment in accordance with the terms contemplated by the Acquired Fund’s then-current prospectus and statement of additional information, and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, on the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent, as certified in paragraph 2.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

(p)	On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets.

(q)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Predecessor Board, and, subject to the approval of the Acquired Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(r)	The proxy statement of the Acquired Fund (the “Proxy Statement”) (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Proxy Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

3.2	The Successor Trust, on behalf of the Acquiring Fund, represents and warrants to the Predecessor Trust as follows:

(a)	Before the Closing Date, the Acquiring Fund will be a duly established and designated series of the Successor Trust, a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and will have power to carry on its business as a Massachusetts business trust and to effectuate this Agreement.

(b)	The Acquiring Fund has not commenced operations and will not do so until after the Closing.

(c)	The Successor Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(d)	The prospectuses and statement of additional information of the Acquiring Fund and any supplements thereto effective as of the Closing Date will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)	The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Successor Trust’s Amended and Restated Agreement and Declaration of Trust or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f)

No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)	The Acquiring Fund will be a “fund” as defined in section 851(g)(2) of the Code and will meet all the requirements set forth in Subchapter M of the Code for qualification and treatment as a regulated investment company for its taxable year that includes the Closing Date.

(h)	No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(i)	The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to the Acquiring Fund, have any plan or intention to redeem or otherwise reacquire—during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement or arrangement with any other person—with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Acquired Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business as required by section 22(e) of the 1940 Act.

(j)	The Acquiring Fund will, after the Reorganization, (i) continue the “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) that the Acquired Fund conducted before the Reorganization and (ii) use a significant portion of the Acquired Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in that business.

(k)	There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or corporation or any “fund” thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

(l)	Immediately after the Reorganization (i) not more than 25% of the value of the Acquiring Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

(m)	The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, any shares of the Acquired Fund.

(n)	All Acquiring Fund Shares, when issued pursuant to the Reorganization, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. Before the Closing Date, (i) there will be no issued and outstanding shares in the Acquiring Fund or any other securities issued by the Acquiring Fund, and (ii) the Acquiring Fund will not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor will there be outstanding any security convertible into any Acquiring Fund Shares.

(o)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Successor Board, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(p)	The Proxy Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Proxy Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

4.	COVENANTS OF THE FUNDS.

4.1	The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

4.2	The Predecessor Trust will call a meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

4.3	Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.4	As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in form reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes that will be carried over to the Acquiring Fund under Section 381 of the Code, which statement shall be certified by the Predecessor Trust’s President or Vice President and its Treasurer.

4.5	The Predecessor Trust shall prepare the Proxy Statement relating to the issuance of Acquiring Fund Shares hereunder, to be filed in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules thereunder.

4.6	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

5.1	All representations and warranties of the Predecessor Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

5.2	The Acquired Fund shall have delivered to the Acquiring Fund the schedule of Assets referred to in paragraph 2.2.

5.3

The Predecessor Trust shall have delivered to the Successor Trust on the Closing Date a certificate executed in its name by the Predecessor Trust’s President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Successor Trust, to the effect that the representations and warranties of the Predecessor Trust made in this Agreement on behalf of the Acquired Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Trust reasonably requests.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1	All representations and warranties of the Successor Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2	The Successor Trust shall have delivered to the Predecessor Trust on the Closing Date a certificate executed in its name by the Successor Trust’s President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Predecessor Trust, to the effect that the representations and warranties of the Successor Trust made in this Agreement on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Predecessor Trust reasonably requests.

6.3	The Successor Trust (on behalf of and with respect to each Acquiring Fund) shall have entered into or adopted an investment advisory agreement with the advisers as set forth in Appendix B, a distribution agreement with Scudder Distributors Inc. (“SDI”), a distribution plan pursuant to Rule 12b-1 under the 1940 Act, a shareholder services plan, a transfer agency agreement with Scudder Investments Service Company, and other agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company. The investment advisory agreement, and each such agreement and plan shall have been approved by the Successor Board, including, to the extent required by law, those trustees who are not “interested persons” (as defined in the 1940 Act) of the Successor Trust or Deutsche Asset Management, Inc. (“DeAM”) and who do not have a material interest in such agreement or plan or any related agreement.

7.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUNDS.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to either Fund, the other Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

7.1	This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Amended and Restated Declaration of Trust (the “Trust Instrument”).

7.2	On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

7.3

All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either party hereto may for itself waive any of such conditions.

7.4	The Proxy Statement shall have become effective, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

7.5	The parties shall have received an opinion (“Tax Opinion”) of Willkie Farr & Gallagher LLP (“Counsel”) substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for Federal income tax purposes:

(a)	The Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Acquired Fund’s distribution of those shares, to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, will qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)	The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

(c)	The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(d)	The Acquiring Fund’s tax basis in the Assets will be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for the Assets will include the Acquired Fund’s holding period therefor;

(e)	A Beneficial Shareholder will recognize no gain or loss on the actual or constructive exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(f)	A Beneficial Shareholder’s aggregate tax basis in the Acquiring Fund Shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its Acquired Fund Shares it surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Acquired Fund Shares (provided the shareholder held them as capital assets on the Closing Date); and

(g)	For purposes of section 381 of the Code, the Acquiring Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Acquired Fund’s taxable year, the Acquired Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Acquired Fund’s taxable year before the Reorganization will be included in the Acquiring Fund’s taxable year after the Reorganization.

In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraphs 5.3 and 6.2.

Notwithstanding the foregoing, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Beneficial Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

8.	TERMINATION OF AGREEMENT; EXPENSES.

8.1	This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Predecessor Board or of the Successor Board, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund’s shareholders) if circumstances develop that, in the opinion of either such Board, make proceeding with the Reorganization inadvisable to either Fund or its Beneficial Shareholder.

8.2	If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of paragraph 8.1, this Agreement shall become void and have no effect, without any liability in respect of this Agreement on the part of either party hereto or their respective Trustees, officers or shareholders.

8.3	The expenses of the Reorganization shall be borne by the Funds.

9.	WAIVER.

At any time prior to the Closing Date, any of the conditions set forth in Sections 5, 6 and 7 may be waived by the Successor Board or the Predecessor Board if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

10.	MISCELLANEOUS.

10.1	None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

10.2	This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

10.3	This Agreement shall be governed and construed in accordance with the laws of the State of Massachusetts, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by either Fund shall be governed and construed in accordance with the laws of the Massachusetts, in each case without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the Federal securities laws, the latter shall govern.

10.4	This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

10.5

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.6	(a) References herein to the “Successor Funds Trust” (or the “Successor Trust”) or its Trustees refer to them, respectively, not individually or personally, but as acting from time to time under the Declaration of Trust, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Successor Trust. The obligations of the Successor Trust entered into in the name or on behalf of the Acquiring Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the Successor Trust or on the shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund’s property; and all persons dealing with the Acquiring Fund must look solely to the Acquiring Fund’s property for the enforcement of any claims against the Acquiring Fund.

(b) References herein to the Predecessor Trust or its Trustees refer to them, respectively, not individually or personally, but as acting from time to time under the Trust Instrument, a copy of which is on file at the office of the Secretary of Delaware and at the principal office of the Predecessor Trust. The obligations of the Predecessor Trust entered into in the name or on behalf of the Acquired Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the Predecessor Trust or on the shareholders or representatives of the Acquired Fund personally, but bind only the Acquired Fund’s property; and all persons dealing with the Acquired Fund must look solely to the Acquired Fund’s property for the enforcement of any claims against the Acquired Fund.

10.7	Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquired Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Predecessor Trust on behalf of the Acquired Fund.

10.8	Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquiring Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Successor Trust on behalf of the Acquiring Fund.

IN WITNESS WHEREOF, the Successor Trust and the Predecessor Trust each have caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DWS ADVISOR FUNDS III, a Massachusetts business trust, on behalf of Money Market Fund Investment

By:

ATTEST:

DWS ADVISOR FUNDS, a Massachusetts business trust, on behalf of Money Market Fund Investment

By:

ATTEST:

APPENDIX T

FUND SHARES OUTSTANDING

The table below sets forth the number of shares outstanding for each Fund as of February 10, 2006.

Fund	Number of Shares Outstanding
Cash Management Fund Investment	[ ]
Cash Management Fund Institutional	[ ]
Cash Reserves Fund Institutional	[ ]
Daily Assets Fund Institutional	[ ]
DWS Prime Series	[ ]
DWS Tax-Free Series	[ ]
DWS Treasury Series	[ ]
Money Market Fund Investment	[ ]
New York Tax-Free Money Fund Investment	[ ]
Tax-Free Money Fund Investment	[ ]
Treasury Money Fund Investment	[ ]
Treasury Money Fund Institutional	[ ]

T-1

APPENDIX U

BENEFICIAL OWNERS OF FUND SHARES

[TO COME]

U-1

APPENDIX V

ALLOCATION OF COSTS

Each Fund will pay its own allocable share of the cost of preparing, printing and mailing the enclosed Proxy Card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph (all such costs are referred to as the “Proxy Costs”). The amount borne by each Fund amounts to approximately the percentage of average net assets as set forth below for that Fund, based on November 28, 2005 net assets for each Fund.

Fund	Allocated Expense	Allocated Cost as a % of Average Net Assets
Cash Management Fund Investment	$1,835	0.002%
Cash Management Fund Institutional	$37,346	0.002%
Cash Reserves Fund Institutional	$78,650	0.001%
Daily Assets Fund Institutional	$44,222	0.001%
DWS Prime Series	$47,480	0.002%
DWS Tax-Free Series	$11,842	0.001%
DWS Treasury Series	$8,135	0.002%
Money Market Fund Investment	$9,292	0.002%
New York Tax Free Money Fund Investment	$1,581	0.002%
Tax Free Money Fund Investment	$2,983	0.002%
Treasury Money Fund Investment	$21,625	0.012%
Treasury Money Fund Institutional	$48,846	0.012%
DWS Tax-Free Series	$11,842	0.001%

V-1

EYE.95-MONEY.NY

FORM OF PROXY

[LOGO]	YOUR VOTE IS IMPORTANT!
[ADDRESS]
VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET CALL TOLL FREE 1-XXX-XXX-XXXX OR LOG ON TO [INTERNET WEB SITE ADDRESS]

*** CONTROL NUMBER: XXX XXX XXX XXX XX ***	PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

[FUND]

PROXY	SPECIAL MEETING OF SHAREHOLDERS—MAY 5, 2006

The undersigned hereby appoints John Millette, Patricia DeFilippis and Caroline Pearson, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at the offices of Deutsche Asset Management, Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 on May 5, 2006, at         :00 [a.m.][p.m.], Eastern time, and at any adjournments thereof.

PLEASE SIGN AND RETURN PROMPTLY IN THE

ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated                                                                                , 2006

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

[NAME]

[ADDRESS]

SIGNATURE(S) OF SHAREHOLDER(S)

[LOGO]	YOUR VOTE IS IMPORTANT!
[ADDRESS]
VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET CALL TOLL FREE 1-XXX-XXX-XXXX OR LOG ON TO INTERNET WEB SITE ADDRESS

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE FOR THE PROPOSALS.

PLEASE VOTE BY FILLING IN THE BOXES BELOW.

	FOR ALL NOMINEES LISTED (EXCEPT AS NOTED IN SPACE PROVIDED)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED
PROPOSAL I

Election of Board Members	☐	☐

NOMINEES:

(01) Henry P. Becton, Jr. (02) Dawn-Marie Driscoll (03) Keith R. Fox (04) Kenneth C. Froewiss (05) Martin J. Gruber (06) Richard J. Herring (07) Graham E. Jones (08) Rebecca W. Rimel (9) Philip Saunders, Jr. (10) William N. Searcy, Jr. (11) Jean Gleason Stromberg (12) Carl W. Vogt (13) Axel Schwarzer

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

		FOR	AGAINST	ABSTAIN
PROPOSAL II-A
Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Adviser

PROPOSAL II-B
Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

PROPOSAL II-C
Approval of a Sub-Adviser Approval Policy

PROPOSAL III
Approval of revised fundamental investment restrictions on:

III-A.	Borrowing Money	☐	☐	☐

III-B.	Pledging Assets	☐	☐	☐

III-C.	Senior Securities	☐	☐	☐

III-D.	Concentration for Funds That Will Concentrate in Bank Obligations	☐	☐	☐

III-E.	Concentration for Funds That Will Not Concentrate in Bank Obligations

III-F.	Underwriting of Securities	☐	☐	☐

III-G.	Real Estate Investments	☐	☐	☐

III-H.	Commodities	☐	☐	☐

III-I.	Lending	☐	☐	☐

III-J.	Portfolio Diversification	☐	☐	☐

III-K.	Investing for Control	☐	☐	☐

III-L.	Acquiring More than 10% of the Voting Securities of Any One Issuer	☐	☐	☐

III-M.	Restricted and Illiquid Securities	☐	☐	☐

III-N.	Securities Issued by Other Investment Companies	☐	☐	☐

III-O.	Short Sales	☐	☐	☐

III-P.	Warrants	☐	☐	☐

III-Q.	Investments in Issuers Whose Securities Are Owned by Officers and Directors/Trustees of the Fund or its Investment Adviser	☐	☐	☐

III-R.	Oil, Gas and Mineral Programs

PROPOSAL IV		FOR	AGAINST	ABSTAIN
Approval of the reclassification of investment objective as non-fundamental.		☐	☐	☐

PROPOSAL V		FOR	AGAINST	ABSTAIN
Approval of Amended and Restated Agreements and Declarations of Trust		☐	☐	☐

PROPOSAL VI		FOR	AGAINST	ABSTAIN
Approval of Amended and Restated Articles of Incorporation		☐	☐	☐

PROPOSAL VII		FOR	AGAINST	ABSTAIN
Approval of Reorganization into Another Trust		☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE